UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12
Mallinckrodt public limited company
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2017	Notice of Annual General Meeting of Shareholders and Proxy Statement

January ●, 2017

Dear Shareholder,

You are cordially invited to attend the 2017 Annual General Meeting of Mallinckrodt plc, which will be held on Wednesday, March 1, 2017, at 9:30 a.m., local time, at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD, United Kingdom. Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Earlsfort Centre, Dublin 2, Ireland.

Details of the business to be presented at the meeting can be found in the accompanying Proxy Statement. We hope you are planning to attend the meeting. Your vote is important. Whether or not you are able to attend, I encourage you to submit your proxy as soon as possible so that your shares will be represented at the meeting.

On behalf of the Board of Directors and the management of Mallinckrodt, I extend our appreciation for your continued support.

Yours sincerely,

MELVIN D. BOOTH
Chairman

MALLINCKRODT PUBLIC LIMITED COMPANY
Registered In Ireland — No. 522227
Principal Executive Office:
3 Lotus Park, The Causeway,
Staines-Upon-Thames, Surrey TW18 3AG, United Kingdom

NOTICE OF 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 1, 2017

The 2017 Annual General Meeting of Mallinckrodt plc (“Mallinckrodt” or the “Company”), a company incorporated under the laws of Ireland, will be held on March 1, 2017, at 9:30 a.m., local time, at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD, United Kingdom, for the following purposes:

1.	By separate resolutions, to elect as Directors for a period of one year, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2018, the following individuals:

(a)	Melvin D. Booth	(e)	JoAnn A. Reed	(i)	Kneeland C. Youngblood, M.D.
(b)	David R. Carlucci	(f)	Angus C. Russell	(j)	Joseph A. Zaccagnino
(c)	J. Martin Carroll	(g)	Virgil D. Thompson
(d)	Diane H. Gulyas	(h)	Mark C. Trudeau

2.
To hold an advisory non-binding vote to approve the re-appointment of Deloitte & Touche LLP as the independent auditors of the Company and, by binding vote, to authorize the Audit Committee of the Board of Directors to set the independent auditors’ remuneration.

3.	To hold an advisory vote to approve the Company’s executive compensation.

4.	To authorize the Company and/or any subsidiary of the Company to make market purchases or overseas market purchases of Company shares.

5.	To authorize the price range at which the Company can re-allot shares that it holds as treasury shares (Special Resolution).

6.
To approve the amendment of the Company's (a) Memorandum of Association to make certain administrative amendments and (b) Articles of Association to make certain administrative amendments (Special Resolution).

7.	To approve the reduction of Company capital (Special Resolution).

8.	To act on such other business as may properly come before the meeting or any adjournment thereof.

Proposals 1 through 4 are ordinary resolutions, requiring the approval of a simple majority of the votes cast at the meeting, in person or by proxy. Proposals 5 through 7 are special resolutions, requiring the approval of not less than 75% of the votes cast, in person or by proxy. The foregoing items are more fully described in the Proxy Statement accompanying this Notice of Annual General Meeting of Shareholders. Shareholders as of January 4, 2017, the record date for the Annual General Meeting, are entitled to vote on these matters.

During the meeting, following a review of the Company's affairs, management will also present and the auditors will report to shareholders on Mallinckrodt’s Irish Statutory Accounts for the fiscal year ended September 30, 2016.

Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland, at 9:30 a.m. local time. See “General Information" for further information on participating in the Annual General Meeting in Ireland.

By Order of the Board of Directors,

KENNETH L. WAGNER,
Secretary
January ●, 2017

Whether or not you expect to attend the Annual General Meeting in person, we encourage you to cast your vote promptly so that your shares will be represented and voted at the meeting. Any shareholder entitled to attend and vote at the Annual General Meeting may appoint one or more proxies, who need not be a shareholder(s) of Mallinckrodt to attend, speak and vote on your behalf. Proxies may be appointed via the Internet or by phone in the manner set out in our proxy card. Alternatively, they may be appointed by depositing a signed instrument of proxy (or proxy card) with Mallinckrodt plc c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 (which Broadridge will arrange to forward to Mallinckrodt plc’s registered address electronically) or with Mallinckrodt plc, College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, Ireland, in each case at least 48 hours before the meeting. If you wish to appoint a person other than the individuals specified on our proxy card, please contact our Company Secretary and also note that your nominated proxy must attend the Annual General Meeting in person in order for your votes to be cast.
This Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended September 30, 2016 and our Irish Statutory Accounts are available to shareholders of record at www.proxyvote.com. These materials are also available on the Investor Relations section of our website at www.mallinckrodt.com.

Proxy Statement Summary	1
General Information	3
Questions and Answers about Proxy Materials, Voting, Attending the Meeting and Other General Information	3
Corporate Governance	8
Corporate Governance Guidelines	8
Independence of Nominees for Director	9
Director Nominations Process	9
Majority Vote for Election of Directors	11
Executive Sessions of the Board	11
Board Leadership Structure	11
Code of Ethics	11
Board Risk Oversight	12
Compensation Risk Assessment	12
Anti-Hedging/Anti-Pledging Policy	12
Transactions with Related Persons	13
Communications with the Board of Directors	13
Board of Directors and Board Committees	14
General	14
Board Committees	14
Compensation of Non-Employee Directors	16
Compensation of Executive Officers	18
Compensation Discussion and Analysis	18
Compensation Committee Report on Executive Compensation	34
Executive Compensation Tables	35
Security Ownership and Reporting	45
Security Ownership of Management and Certain Beneficial Owners	45
Section 16(a) Beneficial Ownership Reporting Compliance	47
Audit and Audit Committee Matters	48
Audit and Non-Audit Fees	48
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services	48
Audit Committee Report	49
Proposals Requiring Your Vote	50
Proposals 1(a) through 1(j): Election of Directors	50
Proposal 2: Advisory Non-Binding Vote to Approve the Re-Appointment of the Independent Auditors and a Binding Vote to Authorize the Audit Committee to Set Their Remuneration	54
Proposal 3: Advisory Vote to Approve Executive Compensation	55
Proposal 4: Authorize the Company and/or any Subsidiary of the Company to Make Market Purchases or Overseas Market Purchases of Company Shares	56
Proposal 5: Authorize the Price Range at Which the Company can Re-Allot Shares That It Holds As Treasury Shares	57
Proposals 6(a) and 6(b): Approve the Amendment of the Company's (a) Memorandum of Association to Make Certain Administrative Amendments; and (b) Articles of Association to Make Certain Administrative Amendments	58
Proposal 7: Approve the Reduction of Company Capital	59

Table of Contents	PROXY STATEMENT SUMMARY

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, which we are making available to you on or about January ●, 2017 on the Internet, or by delivering printed versions to you by mail. It does not contain all the information that you should consider in deciding whether to approve the items to be presented at the Annual General Meeting of Mallinckrodt plc ("Mallinckrodt" or the "Company"). You should read this entire Proxy Statement carefully before voting. For information regarding our fiscal 2016 operating performance, please review our Annual Report on Form 10-K.

2017 Annual General Meeting of Shareholders

•	Date and Time: March 1, 2017, at 9:30 a.m., local time

•
Place: Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD, United Kingdom. Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Earlsfort Centre, Dublin 2, Ireland

•	Record Date: January 4, 2017

•
Voting: If you owned Mallinckrodt ordinary shares at the close of business on the record date, then you may vote at the Annual General Meeting by following the procedures outlined in this Proxy Statement. Each ordinary share is entitled to one vote on each matter properly brought before the Annual General Meeting.

•	Ordinary Shares Outstanding as of Record Date:_________

•	Transfer Agent: Computershare Inc.

•	Place of Incorporation: Ireland

Meeting Agenda and Voting Recommendations

Proposal	Our Board's Recommendation
Elect directors (page 50)	FOR each nominee
Advisory non-binding vote to approve the re-appointment of the independent auditors and binding vote to authorize the Audit Committee of the Board to set the independent auditors’ remuneration (page 54)
FOR
Advisory vote to approve executive compensation (page 55)	FOR
Authorization to make market purchases or overseas market purchases of Company shares (page 56)	FOR
Authorization of the price at which the Company can re-allot shares held as treasury shares (Special Resolution) (page 57)	FOR
Approval of amendments to the Company's (a) Memorandum of Association to make certain administrative amendments; and (b) Articles of Association to make certain administrative amendments (Special Resolution) (page 58)
FOR
Approval of reduction of Company capital (Special Resolution) (page 59)	FOR

Our Director Nominees

Name	Age	Director Since	Principal Occupation	Committee Memberships	Other Public Company Boards
Melvin D. Booth*	71	2013	Former President of MedImmune	Audit; Portfolio	1
David R. Carlucci*	62	2013	Former Chairman, Chief Executive Officer and President of IMS Health	Human Resources and Compensation (Chair)	1
J. Martin Carroll*	67	2013	Former President and Chief Executive Officer of Boehringer Ingelheim Corporation	Compliance (Chair); Nominating and Governance	3

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   1

PROXY STATEMENT SUMMARY

Name	Age	Director Since	Principal Occupation	Committee Memberships	Other Public Company Boards
Diane H. Gulyas*	60	2013	Former President of the Performance Polymers Division of E. I. duPont de Nemours	Human Resources and Compensation	2
JoAnn A. Reed*	61	2013	Healthcare services consultant and former Senior Vice President, Finance and Chief Financial Officer of Medco Health Solutions	Audit (Chair)	2
Angus C. Russell*	61	2014	Former Chief Executive Officer of Shire plc	Portfolio (Chair); Audit	3
Virgil D. Thompson*	77	2014	Former President and Chief Executive Officer of Angstrom Pharmaceuticals, Inc.	Human Resources and Compensation	1
Mark C. Trudeau	55	2013	President and Chief Executive Officer of Mallinckrodt plc	Portfolio	1
Kneeland C. Youngblood, M.D.*	61	2013	Founding Partner of Pharos Capital Group	Compliance; Nominating and Governance	2
Joseph A. Zaccagnino*	70	2013	Former President and Chief Executive Officer of Yale New Haven Health System	Nominating and Governance (Chair); Compliance	0

* Independent Director

2  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	GENERAL INFORMATION

GENERAL INFORMATION Questions and Answers about Proxy Materials, Voting, Attending the Meeting and Other General Information

Why did I receive this Proxy Statement?

We are making this Proxy Statement available to you on or about January ●, 2017 on the Internet, or by delivering printed versions to you by mail, because our Board of Directors is soliciting your proxy to vote at our 2017 Annual General Meeting on March 1, 2017. This Proxy Statement contains information about the items being voted on at the Annual General Meeting and important information about Mallinckrodt.
This Proxy Statement and the following documents relating to the 2017 Annual General Meeting are available on the Investor Relations section of our website at www.mallinckrodt.com:

•	Our Internet Notice of Availability of Proxy Materials;

•	Our Annual Report on Form 10-K for the fiscal year ended September 30, 2016; and

•	Our Irish Statutory Accounts for the fiscal year ended September 30, 2016 and the reports of the Directors and auditors thereon.

How do I access the proxy materials and vote my shares?

The instructions for accessing proxy materials and voting can be found in the information you received either by mail or e-mail.

For shareholders who received a notice by mail about the Internet availability of proxy materials:  You may access the proxy materials and voting instructions over the Internet via the web address provided in the notice. In order to access this material and vote, you will need the control number provided on the notice you received in the mail. You may vote by following the instructions on the notice or on the website.

For shareholders who received a notice by e-mail:  You may access the proxy materials and voting instructions over the Internet via the web address provided in the e-mail. In order to vote, you will need the control number provided in the e-mail. You may vote by following the instructions in the e-mail or on the website.

For shareholders who received the proxy materials by mail:  You may vote your shares by following the instructions provided on the proxy card or voting instruction form. If you vote by Internet or telephone, you will need the control number provided on the proxy card or voting instruction form. If you vote by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed envelope.

Who may vote at the Annual General Meeting and how many votes do I have?

If you owned our ordinary shares at the close of business on the record date, January 4, 2017, then you may vote at the Annual General Meeting by following the procedures outlined in this Proxy Statement. At the close of business on the record date, we had _________ ordinary shares outstanding and entitled to vote. Each ordinary share is entitled to one vote on each matter properly brought before the Annual General Meeting.

May I vote my shares in person at the Annual General Meeting?

Yes, you may vote your shares in person at the Annual General Meeting as follows:

If you are a shareholder of record and you wish to vote in person at the Annual General Meeting, you may do so. If you do not wish to attend yourself, you may also appoint a proxy or proxies to attend, speak and vote in your place. A proxy does not need to be one of our shareholders. You are not precluded from attending, speaking or voting at the Annual General Meeting, even if you have completed a proxy form. To appoint a proxy other than our designated officers, please contact our Company Secretary.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   3

GENERAL INFORMATION

If you are a beneficial owner of shares and you wish to vote in person at the Annual General Meeting, you must obtain a legal proxy from the bank, brokerage firm or nominee that holds your shares. You will need to bring the legal proxy with you to the meeting and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the Annual General Meeting without a legal proxy and a signed ballot.

Even if you plan to attend the Annual General Meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What is the deadline for voting my shares if I do not vote in person at the Annual General Meeting?

If you are a shareholder of record, you may vote by Internet or by telephone until 11:59 p.m., United States Eastern Time, on February 28, 2017.

If you are a beneficial owner of shares held through a bank or brokerage firm, please follow the voting instructions provided by your bank or brokerage firm.

What is the difference between holding shares as a shareholder of record and as a beneficial owner of shares held in street name?

Shareholder of Record.  If you hold ordinary shares and your name appears in the Register of Members of Mallinckrodt, you are considered the shareholder of record of those shares.

Beneficial Owner of Shares Held in Street Name.  If your ordinary shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” As a beneficial owner, you have the right to direct your bank or brokerage firm how to vote the shares held in your account.

Can I change my vote after I have submitted my proxy?

Yes. You have the right to revoke your proxy before it is voted at the Annual General Meeting. You may vote again on a later date within the proxy voting deadlines described above by Internet or by telephone (only your latest proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke a previously submitted proxy unless you actually vote in person at the meeting or file a written instrument with our Company Secretary prior to the start of the meeting requesting that your prior proxy be revoked.

4  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	GENERAL INFORMATION

What happens if I do not give specific voting instructions when I deliver my proxy?

Shareholders of Record.  If you are a shareholder of record and you:

•	Indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board of Directors; or

•	If you sign and return a proxy card without giving specific voting instructions,

then the Company-designated proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares and your bank or brokerage firm does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to New York Stock Exchange (“NYSE”) rules, brokers have discretionary power to vote your shares with respect to “routine” matters, but they do not have discretionary power to vote your shares on “non-routine” matters. Pursuant to NYSE rules, the election of directors, the advisory vote to approve the Company’s executive compensation, the approval of amendments to the Company's Memorandum of Association and Articles of Association to make certain administrative amendments, and the approval of the reduction of the Company's capital are considered non-routine matters. A bank or brokerage firm may not vote your shares with respect to non-routine matters if you have not provided instructions. This is called a “broker non-vote.” We strongly encourage you to submit your proxy and exercise your right to vote as a shareholder.

What is the “quorum” requirement for the Annual General Meeting?

In order to conduct any business at the Annual General Meeting, holders of a majority of our ordinary shares outstanding and entitled to vote on the record date must be present in person or represented by valid proxies. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, or broker non-votes, if you:

•	Are present and vote in person at the meeting;

•	Have voted by Internet or by telephone; or

•	Have submitted a proxy card or voting instruction form by mail.

Assuming there is a proper quorum of shares represented at the Annual General Meeting, how many shares are required to approve the proposals being voted upon at the Annual General Meeting?

The voting requirements for each of the proposals are as follows:

	Proposal	Vote Required
1.	Elect directors	Majority of votes cast
2.	Advisory non-binding vote to approve the re-appointment of the independent auditors and binding vote to authorize the Audit Committee of the Board to set the independent auditors’ remuneration	Majority of votes cast
3.	Advisory vote to approve executive compensation	Majority of votes cast
4.	Authorization to make market purchases or overseas market purchases of Company shares	Majority of votes cast
5.	Authorization of the price at which the Company can reissue shares held as treasury shares (Special Resolution)	75% of votes cast
6.
Approval of amendments to the Company's (a) Memorandum of Association to make certain administrative amendments; and (b) Articles of Association to make certain administrative amendments (Special Resolution)
75% of votes cast
7.	Approval of reduction of Company capital (Special Resolution)	75% of votes cast

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   5

GENERAL INFORMATION

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes are considered present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not be considered votes properly cast at the Annual General Meeting pursuant to our Articles of Association. Because the approval of all of the proposals is based on the votes properly cast at the Annual General Meeting, abstentions and broker non-votes will not have any effect on the outcome of voting on these proposals under Irish law.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

As explained in more detail below, we are using the “notice and access” system adopted by the U.S. Securities and Exchange Commission (the “SEC”) relating to delivery of our proxy materials over the Internet. As a result, we mailed to many of our shareholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. Shareholders who received the notice will have the ability to access the proxy materials over the Internet and to request a paper copy of the proxy materials by mail, by e-mail or by telephone. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. In addition, the notice contains instructions on how shareholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. This notice of Internet availability of proxy materials also serves as a Notice of Meeting.

What are the “notice and access” rules and how do they affect the delivery of the proxy materials?

The SEC’s notice and access rules allow us to deliver proxy materials to our shareholders by posting the materials on an Internet website, notifying shareholders of the availability of the proxy materials on the Internet and sending paper copies of proxy materials upon shareholder request. We believe that the notice and access rules allow us to use Internet technology that many shareholders prefer, continue to provide our shareholders with the information they need and, at the same time, assure more prompt delivery of the proxy materials. The notice and access rules also lower our cost of printing and delivering the proxy materials and minimize the environmental impact of printing paper copies.

Why didn’t I receive a notice in the mail about the Internet availability of the proxy materials?

Shareholders who previously elected to access the proxy materials over the Internet will not receive a notice in the mail about the Internet availability of the proxy materials. Instead, you should have received an e-mail with links to the proxy materials and the proxy voting website. Additionally, we mailed copies of the proxy materials to shareholders who previously requested to receive paper copies instead of the notice.

If you received a paper copy of the proxy materials, you may elect to receive future proxy materials electronically by following the instructions on your proxy card or voting instruction form. Choosing to receive your future proxy materials by e-mail will help us conserve natural resources and reduce the cost of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

How do I attend the Annual General Meeting?

All shareholders are invited to attend the Annual General Meeting at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD, United Kingdom.

Shareholders in Ireland may participate in the Annual General Meeting by audio link at the offices of Arthur Cox, Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland.

Shareholders of Record.  For admission to the Annual General Meeting, shareholders of record should bring picture identification to the Registered Shareholders check-in area, where ownership will be verified. If you would like someone to attend on your behalf, please contact our Company Secretary prior to the meeting.

6  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	GENERAL INFORMATION

Beneficial Owners of Shares Held in Street Name.  Those who have beneficial ownership of ordinary shares held by a bank, brokerage firm or other nominee should come to the Beneficial Owners check-in area. To be admitted, beneficial owners must bring picture identification, as well as proof from their banks or brokers that they owned our ordinary shares on January 4, 2017, the record date for the Annual General Meeting.

Registration will begin at 9:00 a.m., local time, and the Annual General Meeting will begin at 9:30 a.m., local time. For directions to the Annual General Meeting, please call us at +44 017 8463 6700.

How will voting on any other business be conducted?

Other than matters incident to the conduct of the Annual General Meeting, we do not know of any business or proposals to be considered at the Annual General Meeting other than those set forth in this Proxy Statement. If any other business is proposed and properly presented at the Annual General Meeting, the proxies received from our shareholders give the proxy holders the authority to vote on the matter at their discretion.

Who will count the votes?

Broadridge Financial Solutions, Inc. will act as the inspector of elections and will tabulate the votes.

Who will pay the costs of soliciting the proxies?

Mallinckrodt will pay the costs of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, facsimile or other electronic means. We have retained Innisfree M&A Incorporated to assist in solicitation of proxies and have agreed to pay Innisfree M&A Incorporated $15,000, plus out-of-pocket expenses. As required by the SEC and the NYSE, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our ordinary shares.

Who is Mallinckrodt's transfer agent?

Mallinckrodt's transfer agent is Computershare Inc. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer Mallinckrodt ordinary shares and similar issues, can be handled by calling toll-free 1-877-487-1633 (U.S.) or +1-732-645-4170 (outside the U.S.) or by accessing Computershare’s website at www.computershare.com.

Where can I find more information about Mallinckrodt?

For other information about Mallinckrodt, you can visit our website at www.mallinckrodt.com.

We use our website as a channel of distribution of important company information, such as press releases, investor presentations and other financial information. We also use our website to expedite public access to time-critical information regarding us in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations page of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations page of our website.

We make our website content available for information purposes only. It should not be relied upon for investment purposes, and it is not incorporated by reference into this Proxy Statement.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   7

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Our Corporate Governance Guidelines, general approach to corporate governance and internal policies and procedures are guided by U.S. practice and applicable federal securities laws and regulations and New York Stock Exchange (NYSE) requirements. Although we are an Irish public limited company that is tax resident in the United Kingdom, we are not subject to the listing rules of the Irish Stock Exchange or the listing rules of the U.K. Listing Authority and we are therefore not subject to, nor have we adopted, the U.K. Corporate Governance Code or any other non-statutory Irish or U.K. governance standards or guidelines. While there are many similarities and overlaps between the U.S. corporate governance standards we apply and the U.K. Corporate Governance Code and other Irish/U.K. governance standards or guidelines, there are differences, relating in particular to the extent of the authorization to issue share capital and effect share repurchases that may be granted to the board of directors and the criteria for determining the independence of directors.

Our Board of Directors believes that good governance requires not only an effective set of specific practices, but also a culture of responsibility throughout an organization, and governance at Mallinckrodt is intended to achieve both. The Board also believes that good governance ultimately depends on the quality of an organization’s leadership, and it is committed to recruiting and retaining directors and officers of proven leadership ability and personal integrity.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines designed to assist Mallinckrodt and the Board in implementing effective corporate governance practices. These guidelines, which are reviewed annually by the Nominating and Governance Committee, address, among other things:

•	Director responsibilities;

•	Composition and selection of the Board, including qualification standards and independence guidelines;

•	Majority voting for directors;

•	The role of the Chairman of the Board or of an independent Lead Director;

•	Board committee establishment, structure and guidelines;

•	Officer and director share ownership requirements;

•	Meetings of non-employee directors;

•	Director orientation and continuing education;

•	Board access to management and independent advisors;

•	Communication with directors;

•	Board and committee self-evaluations;

•	Succession planning and management development reviews;

•	CEO performance reviews;

•	Recoupment, or “claw-back”, of executive compensation; and

•	Ethics and conflicts of interest.
Our Corporate Governance Guidelines are posted on our website at www.mallinckrodt.com.

8  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	CORPORATE GOVERNANCE

Independence of Nominees for Director

As noted above, the Corporate Governance Guidelines include criteria adopted by the Board to guide determinations regarding the independence of its members. The criteria, summarized below, are consistent with the NYSE listing standards regarding director independence. To be considered independent, a director must be determined by the Board to have no material relationship, directly or indirectly, with us. In assessing independence, the Board considers all relevant facts and circumstances. In particular, when assessing the materiality of a director’s relationship with us, the Board considers the issue not just from the standpoint of the director, but also from that of the persons or organizations with which the director has an affiliation. A director will not be considered independent if he or she, at the time of determination:

•	Is, or has been within the prior three years, an employee of Mallinckrodt or any of its subsidiaries;

•	Has an immediate family member who is, or has been within the prior three years, an executive officer of Mallinckrodt;

•	Is a current partner or employee of our external auditor;

•	Has an immediate family member who is a current partner of our external auditor or who is an employee of our external auditor and personally works on our audit;

•	Has been, or has an immediate family member who has been, within the prior three years, a partner or employee of our external auditor who personally worked on our audit during that time;

•
Is, or has an immediate family member who is, or has been within the prior three years, employed as an executive officer of another company that has or had on the compensation committee of its board of directors one of our executive officers (during the same period of time);

•
Has, or has an immediate family member who has, received more than $120,000 in direct compensation from Mallinckrodt, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), in any 12-month period within the prior three years (compensation received by an immediate family member for service as an employee, other than as an executive officer, is not included for purposes of this determination);

•
Is a current employee, or has an immediate family member who is a current executive officer, of a company that does business with Mallinckrodt and has made payments to, or received payments from, Mallinckrodt for property or services in an amount that, in any of the prior three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues; or

•
Is, or his or her spouse is, an executive officer, director or trustee of a charitable organization to which our contributions, not including our matching of charitable contributions by employees, exceed, in any single fiscal year within the prior three years, the greater of $1 million or 2% of such organization’s total charitable receipts during that year.

The Board has considered the independence of its members in light of these criteria, has reviewed our relationships with organizations with which our directors are affiliated and has determined that none of these current business relationships is material to us, any of the organizations involved, or our directors. Based on these considerations, the Board has determined that each of our directors and director nominees, other than Mark C. Trudeau, our President and Chief Executive Officer, satisfies the criteria and is independent. These independent directors are: Melvin D. Booth, David R. Carlucci, J. Martin Carroll, Diane H. Gulyas, JoAnn A. Reed, Angus C. Russell, Virgil D. Thompson, Kneeland C. Youngblood, M.D. and Joseph A. Zaccagnino. Each independent director is expected to notify the chair of the Nominating and Governance Committee, as soon as reasonably practicable, of changes in his or her personal circumstances that may affect the Board’s evaluation of his or her independence.

Director Nominations Process

The Nominating and Governance Committee is responsible for developing the general criteria, subject to approval by the full Board, used in identifying, evaluating and selecting qualified candidates for election or re-election to the Board. The Nominating and Governance Committee periodically reviews with the Board the appropriate skills and characteristics required of Board members in the context of the then-current make-up of the Board. Final approval of director candidates is determined by the full Board, and invitations to join the Board are extended by the Chairman of the Board on behalf of the entire Board.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   9

CORPORATE GOVERNANCE

The Nominating and Governance Committee, in accordance with our Corporate Governance Guidelines, seeks to create and maintain a Board that is strong in its collective knowledge and has a diversity of backgrounds, skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge, corporate governance and global markets. When the Committee reviews a potential new candidate, the Committee looks specifically at the candidate’s qualifications in light of our needs and the needs of the Board at that time, given the then-current mix of director attributes.

As described in our Corporate Governance Guidelines:

•	Directors should be individuals of the highest ethical character and integrity;

•
Directors should have demonstrated management ability at senior levels in successful organizations, including as the chief executive officer of a public company or as the leader of a large, multifaceted organization, including government, educational and other non-profit organizations;

•
Each director should have the ability to provide wise, informed and thoughtful counsel to senior management on a range of issues and be able to express independent opinions, while at the same time working as a member of a team;

•	Directors should be free from any conflict of interest or business or personal relationship that would interfere with the duty of loyalty owed to us; and

•	Directors should be independent of any particular constituency and be able to represent all of our shareholders.

The Nominating and Governance Committee assesses independence and also monitors compliance by the members of the Board with the requisite qualifications under NYSE listing standards for populating the Audit, Human Resources and Compensation and Nominating and Governance Committees. Directors may not serve on more than four public company boards of directors (including ours). If the director is employed as CEO of a publicly traded company, the director may serve on no more than three public company boards of directors (including ours).

As provided in its charter, the Nominating and Governance Committee will consider nominations submitted by shareholders. To recommend a nominee, a shareholder should write to our Company Secretary at our registered address, Mallinckrodt plc, College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, Ireland. Any such recommendation must include:

•	The name and address of the candidate;

•
A brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above; and

•	The candidate’s signed consent to serve as a director if elected and to be named in our proxy statement.
The recommendation must also include documentary evidence of ownership of our ordinary shares if the shareholder is a beneficial owner, as well as the date the shares were acquired and the name and address of the shareholder, as required by our Articles of Association.
To be considered by the Nominating and Governance Committee for nomination and inclusion in our proxy statement for the 2018 Annual General Meeting, a shareholder recommendation for director must be received by our Company Secretary not earlier than the close of business on November 1, 2017 and not later than the close of business on December 1, 2017. Once our Company Secretary receives the recommendation, we will deliver a questionnaire to the candidate requesting additional information about the candidate’s independence, qualifications and other information that would assist the Nominating and Governance Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating and Governance Committee.

The Nominating and Governance Committee also receives suggestions for director candidates from Board members and, in its discretion, may also employ a third-party search firm to assist in identifying candidates for director. All 10 of our nominees for director are current members of the Board. In evaluating candidates for director, the Committee uses the guidelines described above, and evaluates shareholder candidates in the same manner as candidates proposed from all other sources. Based on its evaluation, the Nominating and Governance Committee

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Table of Contents	CORPORATE GOVERNANCE

recommended each of the nominees for election by the shareholders. More information regarding each director nominee’s qualifications can be found in Proposal 1 later in this Proxy Statement.

Majority Vote for Election of Directors

Directors are elected by the affirmative vote of a majority of the votes cast by shareholders at the Annual General Meeting (present in person or by proxy) and serve for one-year terms. Any nominee for director who does not receive a majority of the votes cast is not elected to the Board and the position that would have been filled by such nominee will become vacant. Given that Irish law does not recognize the concept of a holdover director, incumbent directors who do not receive a majority of the votes cast at the Annual General Meeting are not re-elected to the Board, and immediately following the Annual General Meeting, will no longer be members of the Board.

Irish law does require, however, a minimum of two directors at all times. If an election results in either only one or no directors receiving the required majority vote, either the nominee or each of the two nominees receiving the greatest number of votes in favor of his or her election shall, in accordance with our Articles of Association, hold office until his or her successor(s) is elected.

Executive Sessions of the Board

The independent directors meet in executive session, without members of management present, at each regularly scheduled Board meeting and at such other times as may be deemed appropriate. These executive sessions also may include a discussion with our Chief Executive Officer.

Board Leadership Structure

Since our separation from Covidien in June 2013, the positions of Chairman of the Board and Chief Executive Officer have been held by separate people, due in part to the fact that we are a relatively new independent public company, no longer part of a conglomerate, and also to the fact that the Board is relatively newly constituted. The Chairman of the Board provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Chairman of the Board sets the Board agendas with Board and management input, facilitates communication among directors, provides an appropriate information flow to the Board and presides at meetings of the Board and shareholders. The Chairman of the Board works with other Board members to provide strong, independent oversight of our management and affairs. Future modification of the Board leadership structure will be made at the sole discretion of the Board. A more detailed description of the role and responsibilities of the Chairman of the Board are set forth in our Corporate Governance Guidelines.

Code of Ethics

We have adopted the Mallinckrodt Guide to Business Conduct, which applies to all of our employees, officers and directors and meets the requirements of a “code of ethics” as defined by SEC regulations. The Guide to Business Conduct also meets the requirements of a code of business conduct and ethics under the listing standards of the NYSE. The Guide to Business Conduct is posted on our website, www.mallinckrodt.com. We will disclose any material amendments to the Guide to Business Conduct, as well as any waivers for executive officers or directors, on our website.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   11

CORPORATE GOVERNANCE

Board Risk Oversight

Our Board oversees an enterprise-wide approach to risk management designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks we face and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of the full Board in approving our business strategy is a key part of its assessment of management’s appetite for risk and the determination of what constitutes an appropriate level of risk for us. In this process, risk is assessed throughout the business, focusing on three primary areas: financial risk, legal/compliance risk and operational/strategic risk.

While the full Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from our internal auditors. The Compliance Committee assists the Board in fulfilling its oversight responsibility with respect to regulatory, healthcare compliance and public policy issues that affect us and work closely with our legal and regulatory groups. In addition, in setting compensation, the Human Resources and Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy. The Compliance Committee conducts an annual assessment of the risk management process and reports its findings to the Board.

Compensation Risk Assessment

At the direction of the Human Resources and Compensation Committee, representatives of our human resources department conducted a risk assessment of our compensation policies and practices during fiscal 2016. This risk assessment consisted of a review of cash and equity compensation provided to our employees, with a focus on compensation payable to senior executives and incentive compensation plans that provide variable compensation to other employees based upon Company and individual performance. The Human Resources and Compensation Committee and its independent consultant reviewed the findings of this assessment and agreed with the conclusion that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not create risk that is reasonably likely to have a material adverse effect on us. The following characteristics of our compensation programs support this finding:

•	Our use of different types of compensation vehicles that provide a balance of long- and short-term incentives with fixed and variable components;

•	Our use of a variety of performance metrics, both absolute (e.g., adjusted EPS) and relative to our peers (e.g., total shareholder return);

•	Our practice of looking beyond results-oriented performance in assessing the contributions of a particular executive;

•	Our share ownership requirements;

•	Our executive compensation clawback policy; and

•	The ability of the Human Resources and Compensation Committee to reduce incentive payouts if deemed appropriate.

Anti-Hedging/Anti-Pledging Policy
Our Insider Trading Policy prohibits directors, officers and employees from entering into or trading in puts, calls, cashless collars, options or similar rights and obligations or any other hedging activity involving our securities, other than the exercise of a Company-issued stock option.
Our policy also prohibits directors, officers and employees from purchasing our securities on margin, borrowing against our securities held in a margin account or pledging our securities as collateral for a loan. However, an exception may be granted by our General Counsel if the individual clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

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Table of Contents	CORPORATE GOVERNANCE

Transactions with Related Persons

The Nominating and Governance Committee is responsible for the review and, if appropriate, approval or ratification of “related-person transactions” involving us or our subsidiaries and related persons. Under SEC rules, a related person is a director, nominee for director, executive officer or a beneficial owner of 5% or more of our ordinary shares, and their immediate family members. The Board has adopted written policies and procedures that apply to any transaction or series of transactions in which we or one of our subsidiaries is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest.

Communications with the Board of Directors

The Board has established a process for interested parties to communicate with members of the Board. If you have a concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board, you may reach the Board via e-mail at board.directors@mallinckrodt.com. A direct link to this e-mail address can be found on our website. You may also submit communications in writing or by phone. Please refer to the Board contact information that can be found at www.mallinckrodt.com/Company_Contacts/. All concerns and inquiries are received and reviewed promptly by the Office of the General Counsel. Any significant concerns relating to accounting, internal controls or audit matters are reviewed with the Audit Committee.

All concerns will be addressed by the Office of the General Counsel, unless otherwise instructed by the Audit Committee or the Chairman of the Board. The status of all outstanding concerns is reported to the Chairman of the Board and the Audit Committee on a quarterly basis, and any concern that is determined to pose an immediate threat to us or concern one of our senior officials (any executive officer or any direct report to the President and Chief Executive Officer) is immediately communicated to the Chair of the Audit Committee. The Chairman of the Board or the Audit Committee may determine that certain matters should be presented to the full Board and may direct the retention of outside counsel or other advisors in connection with any concern addressed to them. The Mallinckrodt Guide to Business Conduct prohibits any employee from retaliating against anyone for raising or helping to resolve an integrity question.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   13

BOARD OF DIRECTORS AND BOARD COMMITTEES

BOARD OF DIRECTORS AND BOARD COMMITTEES

General

Our business, property and affairs are managed under the direction of the Board of Directors, which currently is comprised of 10 members. Directors are kept informed about our business through discussions with the Chairman of the Board and the Chief Executive Officer and other officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. During fiscal 2016, the Board held five meetings. All of our directors attended over 75% of the total of all meetings of the Board and the committees on which they served during their terms in office in fiscal 2016. Our Corporate Governance Guidelines provide that Board members are expected to attend each Annual General Meeting. All of our Board members attended our 2016 Annual General Meeting, with the exception of Mr. Don Bailey. Mr. Bailey did not stand for re-election at our 2016 Annual General Meeting and therefore did not attend.
Board Committees
The Board has a separately designated Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended, as well as a Human Resources and Compensation Committee, a Nominating and Governance Committee, a Compliance Committee and a Portfolio Committee. Membership and chairs of the committees are recommended by the Nominating and Governance Committee and selected by the Board. The committees report on their activities to the Board at each regular Board meeting.
The table below provides Board and committee membership information as of the date of this Proxy Statement.

	Audit Committee	Human Resources and Compensation Committee	Nominating and Governance Committee	Compliance Committee	Portfolio Committee
Non-Employee Directors
Melvin D. Booth
David R. Carlucci
J. Martin Carroll
Diane H. Gulyas
JoAnn A. Reed
Angus C. Russell
Virgil D. Thompson
Kneeland C. Youngblood, M.D.
Joseph A. Zaccagnino
Employee Director
Mark C. Trudeau
Number of Meetings Held in Fiscal 2016	10	5	4	4	5

Chairman of the Board	Chairperson	Member

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Table of Contents	BOARD OF DIRECTORS AND BOARD COMMITTEES

Audit Committee

The Audit Committee monitors the integrity of our financial statements, the independence and qualifications of the independent auditors, the performance of our internal auditors and independent auditors, our compliance with certain legal and regulatory requirements and the effectiveness of our internal controls. The Audit Committee is responsible for selecting, retaining, evaluating, setting the remuneration of and, if appropriate, recommending the termination of our independent auditors. The current members of the Audit Committee are Ms. Reed, Mr. Booth, and Mr. Russell. Ms. Gulyas served as a member of the Audit Committee until November 17, 2016. Each of them is independent under SEC rules and NYSE listing standards applicable to audit committee members. Ms. Reed is the Chair of the Audit Committee. The Board has determined that Ms. Reed is an audit committee financial expert. The Audit Committee held 10 meetings during fiscal 2016. The Audit Committee operates under a charter approved by the Board, which is posted on our website at www.mallinckrodt.com.

Human Resources and Compensation Committee

The Human Resources and Compensation Committee reviews and approves compensation and benefits policies and objectives, determines whether our officers and employees are compensated according to those objectives and carries out the Board’s responsibilities relating to executive compensation. The current members of the Human Resources and Compensation Committee are Mr. Carlucci, Ms. Gulyas and Mr. Thompson, each of whom is independent under NYSE listing standards. Ms. Gulyas was appointed to serve on the Human Resources and Compensation Committee on November 17, 2016. Mr. Carlucci is the Chair of the Human Resources and Compensation Committee. The Human Resources and Compensation Committee held five meetings during fiscal 2016. The Human Resources and Compensation Committee operates under a charter approved by the Board, which is posted on our website at www.mallinckrodt.com.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members, recommending to the Board the director nominees for election at the Annual General Meeting, developing and recommending to the Board our Corporate Governance Guidelines, and taking a general leadership role in our corporate governance. The Nominating and Governance Committee also reviews the succession planning process relating to the Chief Executive Officer. The members of the Nominating and Governance Committee are Mr. Zaccagnino, Mr. Carroll and Dr. Youngblood, each of whom is independent under NYSE listing standards. Mr. Zaccagnino is the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee held four meetings during fiscal 2016. The Nominating and Governance Committee operates under a charter approved by the Board, which is posted on our website at www.mallinckrodt.com.

Compliance Committee

The Compliance Committee assists the Board in fulfilling its oversight responsibility with respect to regulatory, healthcare compliance and public policy issues that affect us. The members of the Compliance Committee are Mr. Carroll, Dr. Youngblood and Mr. Zaccagnino, each of whom is independent under NYSE listing standards. Mr. Carroll serves as the Chair of the Compliance Committee. The Compliance Committee held four meetings during fiscal 2016. The Compliance Committee operates under a charter approved by the Board, which is posted on our website at www.mallinckrodt.com.

Portfolio Committee

The Portfolio Committee provides oversight of our portfolio of external business development and internal research and development investments and activities. The members of the Portfolio Committee are Mr. Booth, Mr. Russell and Mr. Trudeau, a majority of whom are independent under NYSE listing standards. Mr. Russell serves as the Chair of the Portfolio Committee. The Portfolio Committee held five meetings during fiscal 2016. The Portfolio Committee operates under a charter approved by the Board, which is posted on our website at www.mallinckrodt.com.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   15

COMPENSATION OF NON-EMPLOYEE DIRECTORS

COMPENSATION OF NON-EMPLOYEE DIRECTORS

The Board of Directors has approved a compensation structure for non-employee directors consisting of equity awards, an annual cash retainer and supplemental cash retainers. This compensation structure was determined in conjunction with the Nominating and Governance Committee, after reviewing data and analyses from the Nominating and Governance Committee’s independent compensation consultant, Willis Towers Watson.

Cash Retainers

Board members.  The cash retainers are paid in four quarterly installments at the end of each quarter. Directors joining the Board other than on the first day of a quarter receive a cash retainer pro-rated for the number of days served during their initial quarter of service. During fiscal 2016, the annual cash retainer for all directors was $100,000.

Committee Chairs.  The Chair of the Audit Committee receives a supplemental annual cash retainer of $25,000. The Chair of the Human Resources and Compensation Committee receives a supplemental annual cash retainer of $20,000. The Chairs of the Compliance Committee, the Nominating and Governance Committee and the Portfolio Committee each receive a supplemental annual cash retainer of $15,000.

Committee Members.  Each member of a committee (excluding committee chairs) receives a supplemental annual cash retainer of $5,000.

Non-Executive Chairman of the Board.  Our non-executive Chairman receives a supplemental annual cash retainer of $50,000.

Equity Awards

Restricted Units.  At the time of our 2016 Annual General Meeting, each non-employee director received an annual grant of restricted units with a value of $225,000. In July 2016, the annual grant value was increased by $70,000 to $295,000 and each director received a grant of restricted units with a value of $70,000. Additionally, our non-executive Chairman received, at the time of our 2016 Annual General Meeting, additional restricted units with a value of $112,000. The 2016 awards vest on the earlier of March 16, 2017 or the date of our 2017 Annual General Meeting.

New directors receive a pro-rated annual equity grant. A pro-rated annual equity grant will not be granted to any new director who commences service less than three months prior to the vesting date.

Other

Pursuant to our Matching Gift Program, we match employee and director contributions to charitable organizations up to $2,500. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending Board meetings, committee meetings and shareholder meetings. Directors are provided with chartered private or commercial aircraft in order to travel to and from such meetings.

Director Share Retention and Ownership Guidelines

As set forth in our Corporate Governance Guidelines, all non-employee directors are required to hold Mallinckrodt ordinary shares with a market value of at least five times the annual cash retainer. In determining a director’s ownership, shares held directly as well as shares underlying restricted units subject to time-based vesting (less a 40% tax assumption) are included. Shares underlying unexercised stock options are not included in the calculation. Until the required ownership level is achieved, the non-employee directors are required to retain net after tax shares received upon vesting of restricted units.

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Table of Contents	COMPENSATION OF NON-EMPLOYEE DIRECTORS

The following table provides information concerning the compensation paid by us to each of our non-employee directors for the fiscal year ended September 30, 2016. Compensation for Mark C. Trudeau, our President and Chief Executive Officer, is shown in the Summary Compensation Table. Mr. Trudeau receives no additional compensation for his services as a director.
2016 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Melvin D. Booth	160,000	407,000	0	567,000
Don M. Bailey (3)	57,500	0	0	57,500
David R. Carlucci	120,000	295,000	0	415,000
J. Martin Carroll	120,000	295,000	2,500	417,500
Diane H. Gulyas	105,000	295,000	2,500	402,500
Nancy S. Lurker (4)	86,538	225,000	0	311,538
JoAnn A. Reed	125,000	295,000	0	420,000
Angus C. Russell	112,962	295,000	0	407,962
Virgil D. Thompson	105,000	295,000	0	400,000
Kneeland C. Youngblood, M.D.	110,000	295,000	2,500	407,500
Joseph A. Zaccagnino	120,000	295,000	2,500	417,500

(1)
The amounts reported reflect the aggregate grant date fair value of restricted units granted in fiscal 2016, calculated in accordance with Accounting Standards Codification 718. The grant date fair value does not necessarily correspond to the actual value that will be recognized by each director, which will likely vary based on a number of factors, including our financial performance, stock price fluctuations and applicable vesting. As of September 30, 2016, Mr. Booth had 7,089 unvested restricted units outstanding, and each other current director listed in the table above had 5,078 unvested restricted units outstanding.

(2)	Reflects Company match of directors’ charitable contributions pursuant to Mallinckrodt's Matching Gift Program.

(3)	Mr. Bailey retired from the Board on March 16, 2016.

(4)	Ms. Lurker resigned from the Board on July 21, 2016.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   17

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION OF EXECUTIVE OFFICERS COMPENSATION DISCUSSION AND ANALYSIS

Mallinckrodt is a global specialty pharmaceutical company dedicated to its mission: Managing Complexity, Improving Lives. Our Acquire to Invest business model is applied to therapies that aid healthcare providers in treating patients, including small, underserved populations who may be challenged by devastating conditions.
We invest in areas such as autoimmune and rare diseases; immunotherapy and neonatal respiratory critical care therapies; analgesics and hemostasis products; and central nervous system drugs. Our investment in these medicines -- both in development and after approval -- provides clinical and economic data to help clinicians as they make treatment choices, and in some instances is introducing long approved medications to a whole new generation of physicians and, ultimately, patients. Equally important, we invest in our people -- hiring the best and offering ample opportunities for career growth.

Fiscal 2016 Performance Highlights

Fiscal 2016 was an important year for Mallinckrodt.  We continued to make great progress against our overall strategic objective: to create a highly successful, diversified, specialty pharmaceutical business providing valuable therapies for underserved patient populations in areas of high unmet medical need, creating good jobs and a rich diverse workplace for our employees, and driving growth and profitability by investing in its products to reach new patients and deliver long-term value to our shareholders.  In the year, we made great strides in transforming our portfolio, delivering near-term value on our acquisitions and continuing to create platforms on which to drive organic growth for many years to come.
Key performance highlights for fiscal 2016 include:

•
Net sales were $3.381 billion, compared with $2.923 billion in the prior year, representing a 15.7% increase.  The increase was primarily driven by the full year inclusion of INOMAX® and Therakos® immunotherapy net sales along with Acthar® net sales growth within the Specialty Brands segment. These increases were partially offset by decreased sales in all Specialty Generics categories due to increased competition;

•	Income from continuing operations was $489.0 million, compared with $236.6 million in fiscal 2015;

•	Diluted earnings per share from continuing operations were $4.39 compared with $2.00 in fiscal 2015;

•	Net cash provided by operating activities was $1,184.6 million, compared with $896.4 million in fiscal 2015;

•	We further expanded our Specialty Brands business through the acquisition of three commercial hemostasis products and the development product StrataGraft® regenerative skin tissue; and

•	We completed the divestiture of our Contrast Media and Delivery Systems business and announced the planned divestiture of our Nuclear Imaging business.

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Table of Contents	COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Our executive compensation program is designed to motivate our executives to achieve financial, operational and strategic performance goals that we believe will benefit diverse patient populations with unmet medical needs and drive long-term, value for our shareholders. The program is weighted toward incentive and stock-based compensation so that executives’ actual realized compensation will be higher when we achieve these goals and lower when we under perform. We understand and expect our executives will be highly motivated to pursue our objectives, and have implemented policies and practices to discourage excessive risk-taking behavior.

Guiding Principles for Executive Compensation
To Align our Programs with Shareholder Interests, we:

•	Design our pay programs to help ensure that the long-term incentive pay and the funding of a significant portion of short-term incentive pay of our executives are linked to our overall performance;

•
Maintain market aligned share ownership requirements, including 5 times base salary for our President and Chief Executive Officer ("CEO") and 3 times base salary for our other executive officers, which helps to ensure that they have a significant stake in our long-term success;

•	Grant equity awards that generally vest over a minimum three-year period;

•	Provide a mix of performance and time vesting equity vehicles;

•	Prohibit the repricing or exchange of equity awards without shareholder approval; and

•	Review our compensation programs and policies to ensure they do not encourage excessive risk-taking.
To Develop High Caliber Talent, we:

•	Have the Human Resources and Compensation Committee ("HRCC") oversee executive talent and succession planning processes, not just strictly compensation decisions;

•	Involve HRCC members in the executive officer selection process;

•	Conduct annual Management Talent Reviews that assess critical organization capabilities, executive team performance, succession depth and retention risk;

•	Share results of the Management Talent Review for our most senior executives with the HRCC;

•	Solicit performance feedback from the full Board regarding our CEO's performance; and

•	Require annual performance evaluations for all executives.
To Motivate Executives and Align Pay with Performance, we:

•	Maintain executive compensation principles to support and drive our values, business strategies, and goals;

•	Weight our executive compensation mix heavily toward variable, rather than fixed compensation;

•	Design our programs to differentiate payouts based on business and individual performance;

•
Ensure that our programs deliver below target compensation to executives in years with below target performance and deliver above target compensation to executives in years with above target performance; and

•	Include both relative and absolute performance metrics in our long-term performance units program.
To Attract and Retain High Caliber Talent, we:

•	Set our target executive compensation structure competitively with our defined market for talent;

•	Review our executive compensation peer group on a regular basis to help ensure it is representative of our market for talent and our business portfolio;

•	Use multiple industry surveys and advisory resources to help ensure a current understanding of changing market competitive practices; and

•	Provide market competitive benefits for our executives.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   19

COMPENSATION DISCUSSION AND ANALYSIS

To Practice Sound Governance, we:

•	Have an executive compensation clawback policy that allows us to recover performance-based cash and equity incentive compensation paid to executives in various circumstances;

•	Do not enter into long-term employment contracts with our executive officers (except as required outside the United States);

•	Require "double trigger" severance upon a change in control;

•
Prohibit directors, officers and employees from entering into or trading in puts, calls, cashless collars, options or similar rights and obligations involving our securities, other than the exercise of a Company-issued stock option;

•	Prohibit tax gross-ups to our executives other than for relocation expenses, limited business-related benefits or in connection with expatriate / international assignments; and

•	Engage an independent compensation consultant as an advisor to the HRCC and formally review the advisor's performance and independence annually.
We believe that executive compensation programs play a key role in driving our performance.
In future years, we expect to continue to drive performance in our business by rewarding executives who deliver strong results that benefit patients and shareholders.
Our Named Executive Officers
For purposes of the Compensation Discussion and Analysis ("CD&A") and executive compensation disclosures, the individuals listed below are referred to collectively as our named executive officers ("NEOs").

•	Mark Trudeau, President and Chief Executive Officer.

•	Matthew Harbaugh, Executive Vice President and Chief Financial Officer.

•	Frank Scholz, Executive Vice President of Global Operations and President, Specialty Generics.

•	Hugh O’Neill, Executive Vice President and President, Autoimmune and Rare Diseases.

•	Gary Phillips, Executive Vice President and Chief Strategy Officer.

2016 Compensation Program
The following table summarizes the three major elements of our executive compensation program and the objective of each element. They are designed to work together, and the HRCC views the executive compensation program as an integrated total compensation program. The mix of compensation elements varies based on an executive’s position and responsibilities.

Element	Key Features	Objective
Base salary	Fixed cash compensation	Offer a stable income, intended to reflect the market value of the executive’s role, with differentiation for strategic significance, individual capability and experience
Annual incentive compensation
Market-competitive, performance-based cash bonus opportunity tied to achievement of Company and individual goals

Initial calculation for each executive's annual cash incentive is based on performance versus pre-determined goals for corporate performance measures. In addition, each executive's individual performance can modify the amount received
Focus executives on pre-set patient, employee and shareholder value objectives each year and drive specific behaviors that foster short- and long-term growth and profitability

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Long-term incentive compensation
Awards of stock options, restricted units and performance units

Stock options generally have ten-year terms and vest in four equal installments on each anniversary of the grant date

Restricted units generally vest in four equal installments on each anniversary of the grant date. Each unit is converted into one ordinary share at vesting

Performance units may be earned from 0% to 200% of the target number of units, based on performance over a three-year performance period. For the fiscal 2016-2018 performance period, half of the performance units are based on our adjusted Net Revenue Compound Average Growth Rate, while the other half are based on our relative total shareholder return versus a Total Shareholder Return (TSR) performance peer group, in each case over the performance period. To the extent earned, performance units are delivered as ordinary shares at the end of the performance period

Align the interests of executives with the interests of shareholders in long-term growth and stock performance, reward executives for the achievement of multi-year performance objectives and shareholder value creation, and promote retention

The following charts illustrate, for fiscal 2016, the distribution of value among the three elements of direct compensation — base salary, target annual incentive compensation and target long-term incentive compensation — for our CEO and on average for the other NEOs. The long-term equity incentive component is based on the dollar value awarded by the HRCC before conversion to the various forms of equity awards — see the “Long-Term Incentive Awards” section of this CD&A. Of target total direct compensation, 92% of our CEO’s and, on average, 82% of the other NEOs’ was variable and at risk, either because it is subject to performance goals, the fluctuations of our stock price, or both.

We provide all employees, including our executive officers, with other benefits, consisting of retirement benefits, including both qualified and non-qualified defined contribution retirement plans, health and welfare benefits, and an employee stock purchase plan (US employees). In addition, our executive officers are provided with change in control and severance benefits as well as an executive physical program and an executive financial and tax planning program. These benefits are intended to be competitive with the practices of our peer companies and consistent with shareholder interests.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Philosophy
Our compensation philosophy is designed to attract, retain and motivate our executive officers. The core principles of that compensation philosophy are as follows:

•	Compensation should strongly align the interests of executive officers with those of patients, employees and shareholders;

•	Compensation policies and practices should support effective governance;

•	The focus should be on total compensation opportunity (base salary, annual incentive compensation and long-term incentive compensation) with an explicit role for each element;

•	Compensation should be competitive, but not excessive, in order to attract and retain talented executive officers who can achieve our long-term strategic goals and create shareholder value;

•	Compensation that results from performance should deliver above target compensation when we exceed our target goals and below target compensation when our performance falls short of our goals;

•	Compensation should reward corporate, group and individual performance to encourage collaboration and collective interests, while rewarding key contributors;

•	Compensation should support our business strategy in the areas of patient focus, customer focus, globalization, operational excellence and innovation, as well as our talent strategy;

•	The reward elements should be balanced, with an emphasis on performance-based compensation;

•	Compensation goals and practices should be transparent and easy to communicate, both internally and externally; and

•	Goal setting is a key activity and should be conducted in a rigorous manner resulting in targets that reflect stretch, yet achievable, levels of performance.

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2016 Say-on-Pay Shareholder Vote
At our 2016 Annual General Meeting, we provided our shareholders with the opportunity to cast an advisory vote on our 2015 executive compensation program. Over 97% of the votes cast were voted in favor of the proposal. We believe the 2016 say-on-pay vote indicates that our shareholders are generally supportive of our approach to executive compensation. Accordingly, we did not make changes to our executive compensation arrangements in fiscal 2016 in response to our say-on-pay vote. In the future, we will continue to consider the outcome of advisory say-on-pay votes and other shareholder feedback when making compensation decisions regarding our executive officers
Compensation Decision-Making
Role of the HRCC and Management.  The HRCC makes all decisions regarding senior management compensation, which includes our NEOs and certain other senior officers. The HRCC reviews our executive compensation policies, practices and plans on an ongoing basis to determine whether they are consistent with our compensation philosophy and objectives, and whether they need to be modified in light of changes in our business or the markets in general. The HRCC meets periodically with management to review compensation policies and specific levels of compensation paid to officers and other key personnel and approves compensation and programs for executive officers other than our CEO. The HRCC reports to the Board on compensation paid to officers and other key personnel and makes recommendations to the Board regarding CEO compensation policies and programs. In addition, our CEO makes recommendations to the HRCC regarding salary adjustments and the setting of annual and long-term incentive targets and awards for executive officers other than himself, including the other NEOs.
In determining the compensation of an executive officer, the HRCC considers various factors, including:

•	Company, business unit and individual performance;

•	Market data on compensation opportunities of officers with similar responsibilities at comparable companies;

•	The officer’s current and future responsibilities and potential contribution to our performance;

•	Retention considerations; and

•	Compensation levels of our executives with similar levels of responsibility (“internal equity”).
Role of the Compensation Consultant.  The HRCC utilizes the services of independent compensation consultants from time to time and has the sole authority to retain, compensate and terminate any such compensation consultants. During fiscal 2016, a transition occurred from Frederic W. Cook & Company ("Cook") to Willis Towers Watson ("WTW") as independent compensation consultants to the HRCC. The HRCC assessed the independence of Cook and WTW and determined that Cook and WTW are independent and that no conflicts of interest exist currently or existed during fiscal 2016. Cook and WTW report directly to the HRCC and do not provide executive compensation services to, or on behalf of, any other part of our business. Cook provided review of HRCC materials, including executive positioning relative to the external market and also provided advice to the HRCC on compensation issues. WTW also has been retained by the Nominating and Governance Committee as its independent compensation consultant in all matters relating to non-employee director compensation. WTW reviews HRCC materials, attends HRCC meetings, reviews our peer group and competitive positioning of individual executives versus market, assists the HRCC with program design, provides advice to the HRCC as compensation issues arise and provides recommendations on certain specific aspects of our compensation programs.

Peer Group.  When reviewing compensation programs for the executive officers, the HRCC considers the compensation practices of a group of companies of reasonably similar size and that may be in competition with us for talent. Given the rapidly changing business landscape of the pharmaceutical industry, including consolidations, it is important to maintain a current view of peer competitors. The HRCC periodically reviews the peer group and approves changes, based on the recommendation of WTW. For fiscal 2016, the HRCC approved a peer group that included the 16 companies listed below. The specific companies were selected using objective size criteria, in a range that we believe is appropriate for benchmarking executive compensation. We believe the peer group includes companies with which we compete for business, executive talent and/or investment dollars.

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COMPENSATION DISCUSSION AND ANALYSIS

The following table sets forth the peer group companies approved by the HRCC for use in 2016 competitive analysis of executive compensation:

Alkermes plc [1]	Endo International plc	Perrigo Co. plc
Alexion Pharmaceuticals, Inc.	Impax Laboratories	Shire plc
Biogen Inc.	Incyte Corp.	United Therapeutics Corp.
BioMarin Pharmaceutical Inc.	Jazz Pharmaceuticals plc	Valeant Pharmaceuticals International Inc.
Celgene Corp.	Medivation, Inc.	Vertex Pharmaceuticals Inc.
Mylan N.V.

In March 2016, the HRCC, with the assistance of WTW, analyzed this peer group to determine whether it should be revised in light of our increased revenue, market capitalization and complexity. In addition, one peer company was less comparable to us due to industry and size. After consideration of various factors, the HRCC made the following changes to the peer group, effective for fiscal 2017:

Peer Companies Removed	Peer Companies Added
Alkermes plc [1]	CSL Ltd.
1 Less comparable to us due to industry or size.
In selecting the peer group, the HRCC considered revenue and market capitalization, in addition to business similarity and our market for executive talent. Fiscal 2016 peer group summary information is provided below in terms of revenue and market capitalization:

	Revenue for Four Prior Quarters ending December 25, 2015 ($ Millions)	Market Capitalization as of February 16, 2016 ($ Millions)
75th Percentile	$9,256	$32,079
Median	$3,354	$21,027
25th Percentile	$1,032	$11,458

Mallinckrodt	$3,494	$7,187
Mallinckrodt Percentile	50%	14%

The HRCC also reviews compensation data from life sciences and general industry surveys provided by AON Radford and WTW.

The HRCC maintains a separate broader peer group that is used to assess Relative Total Shareholder Return ("TSR") for a portion of the value of Performance Units that vest over a three year performance period. The TSR peer companies and details of that peer group are shown in the Performance Units section beginning on page 28.

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Fiscal Year 2016 Executive Compensation Decisions

The HRCC took many considerations into account in making compensation decisions in fiscal year 2016, including external factors such as the dynamic competitive landscape for executive talent, a review of compensation data and market trends from the peer group and external surveys, as well as internal factors specific to us such as our growth, executive tenure and experience, role, and individual performance. The HRCC approved certain increases in base salary, target bonus levels and long-term incentive targets to reflect the increasing size and complexity of the business and to keep pace with market competitive pay. In the future, the HRCC will continue to monitor compensation levels and make changes as appropriate.

Base Salary

The HRCC, based in part upon the recommendation of our CEO and considering each NEO's level of responsibility, experience and market data for similar positions at companies in our peer group approved base salary increases for Mr. Harbaugh and Dr. Scholz effective December 28, 2015. Base salaries for Mr. Trudeau, Mr. O'Neill and Dr. Phillips were unchanged during fiscal 2016. A summary of NEO annual base salaries during fiscal 2016 is shown in the following table:

NEO Annual Base Salaries and Adjustments During Fiscal 2016
	Initial Salary	Ending Salary	Change
Mark Trudeau	$1,000,000	$1,000,000	$0 / 0%
Matthew Harbaugh	$530,000	$570,000	$40,000 / 7.5%
Frank Scholz	$430,000	$460,000	$30,000 / 7.0%
Hugh O’Neill	$475,000	$475,000	$0 / 0%
Gary Phillips	$475,000	$475,000	$0 / 0%

Fiscal 2016 Annual Incentive Awards
Our 2016 Global Bonus Plan is funded on the basis of accomplishment of a preset level of Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, as adjusted for certain items). This maintains tax deductibility under 162(m) of the Internal Revenue Code. The HRCC may exercise its authority to use negative discretion to the funding level in determining bonus amounts provided to NEOs.
During fiscal 2016, each NEO participated in the 2016 Global Bonus Plan which is a component of our Stock and Incentive Plan. For 2016, the HRCC determined the amount payable to our CEO under the 2016 Global Bonus Plan using the following formula:

Individual Annual Incentive Target	×	Individual Funding based on Company Performance	×	Individual Performance Multiplier (0 to 150%)	=	Final 2016 Global Bonus Plan Amount to CEO

For fiscal 2016, the HRCC determined the amount payable to each NEO (other than our CEO) under the 2016 Global Bonus Plan using the following formula:

Individual Annual Incentive Target	×	Assess Company Performance Target adjusted up or down (0-200% of target) based on Company performance	×	Individual Performance Multiplier (0 to 150%)	=	Final 2016 Global Bonus Plan Amount to Individual NEO

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COMPENSATION DISCUSSION AND ANALYSIS

For fiscal 2016, the HRCC set award targets for each of our NEOs under the 2016 Global Bonus Plan as a percentage of their base salary. Based on the assessment of our performance as determined by the HRCC, targets are adjusted up or down under the maximum determined by our 162(m) plan. Based on individual performance as recommended by our CEO and determined by the HRCC, individual awards were granted.

2016 Global Bonus Plan Target as a % of Salary
Target (% of Salary)
Mark Trudeau	125%
Matthew Harbaugh	70%
Frank Scholz (1)	65%
Hugh O’Neill	65%
Gary Phillips	65%

(1) The target for Dr. Scholz was increased from 60% to 65% effective at the beginning of fiscal 2016.

Corporate Performance Measures.  For the 2016 Global Bonus Plan, corporate measures were the primary basis for assessing performance. For executive officers other than our CEO, the CEO recommends individual payouts based on individual targets, corporate performance, and individual performance. The HRCC reviews the CEO's recommendations and approves final payouts.

Financial Objectives. For fiscal year 2016, the corporate performance measures were based upon adjusted earnings per share, or adjusted EPS, net sales revenue and free cash flow. The HRCC believes these measures are key drivers of longer term value creation and key indicators of the current and future strength of our business.

•
Adjusted EPS is defined as diluted earnings per share calculated in accordance with U.S. generally accepted accounting principles ("GAAP"), as adjusted for certain items and their related tax effects. Adjusted EPS is an important measure because it provides a focus on profitable growth and expense control, and is viewed as a strong indicator of sustained performance over the long term.

•
Net sales revenue represents net sales calculated in accordance with GAAP, as adjusted for certain items. Net sales revenue is an important measure because it is a leading indicator of performance and value creation and provides a clear focus on top-line growth.

•
Free cash flow is defined as cash flow from operating activities less net capital expenditures, both calculated in accordance with GAAP, as adjusted for the impacts to operating cash flows from certain items. Free cash flow is an important measure because it provides focus on generating cash to fund operations and research, focuses executives on expense control and is expected to lead to long-term shareholder value creation.

The weighted average funding for the 2016 Global Bonus Plan could range from 0% to 200% of target based upon our performance against these measures. However, the HRCC may apply discretion to further increase funding by 50%, up to a total of 300% and subject to the 162(m) plan funding maximum.

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The following chart summarizes the 2016 Global Bonus Plan design with respect to the corporate performance measures, including the relative weighting, performance targets, actual results and weighted average funding.

Measure	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Fiscal 2016 Results(1)	Weighted Average Funding
Adjusted EPS(1)	50%	$7.37	$7.95	$9.11	$8.01	52.0%
Net Sales Revenue (in millions)(1)	30%	$3,510	$3,694	$4,064	$3,772	35.0%
Free Cash Flow (in millions)(1)	20%	$653	$687	$756	$981	40.0%
						127.0%

(1)
The performance measures used for compensation purposes include non-GAAP financial measures which exclude the effects of certain items which the HRCC believes do not represent ongoing operating results and/or business trends. The categories of these anticipated items include: the pre-tax impact from restructuring and related charges, net; amortization and impairment charges; acquisition-related expenses; changes in fair value of contingent consideration obligations; inventory step-up expenses; significant legal and environmental charges; revenue and cash flow adjustments related to businesses acquired or exited or sold; and the tax effects of the above adjustments as well as the elimination of deferred tax benefits associated with internal installment sales transactions (which reduces Adjusted EPS). In addition, these measures are calculated using the share count, tax rate and foreign exchange rates used in our fiscal year 2016 budget.

The non-GAAP financial measures used in our executive compensation programs exclude certain charges that are included within the comparably-titled non-GAAP financial measures included in our quarterly earnings releases.

Strategic Imperatives. The HRCC identified a need to consider performance that supported the accomplishment of strategic imperatives, with an ability to adjust the overall size of the executive bonuses, both negatively and positively, subject to 162(m) limits. The outcome would enable bonuses to reflect individual differentiation when financial performance is at or near maximum.

The key strategic imperatives considered for fiscal 2016, included:

•	Drive growth;

•	Maximize profitability;

•	Advance the patient centric product portfolio; and

•	Build a patient and customer centric high-performing organization.

The HRCC reviewed results in these areas:

Full Year Results
Strategic Imperatives	Fiscal 2016 Imperatives	Results
Drive Growth	Meet or exceed net sales targets	Exceeded overall Net Sales targets
	Drive commercial volume	Expanded reach to patients with unmet medical needs and achieved volume growth targets
	Deliver value from acquisitions	Significantly exceeded budgeted revenue targets
Maximize Profitability	Implemented plan to deliver SG&A cost savings.	Exceeded SG&A % sales target
	Optimize spend to maximize ROI	Met
Advance the Portfolio	Reshape commercial and development portfolio	Added the hemostasis business to the hospital commercial portfolio and expanded the pipeline through Stratatech acquisition, products that meet critical medical needs
	Advance life cycle management opportunities	Met

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COMPENSATION DISCUSSION AND ANALYSIS

	Improve evidence generation and dissemination	Met
Build a Patient and Customer-Centric; High Performing Organization	Strengthen critical organizational capabilities	Met
Following the conclusion of fiscal 2016, the HRCC reviewed preliminary payout calculations for each NEO based on the corporate performance measures. It also received input from our CEO on the NEOs (other than our CEO). The HRCC determined the amount of the actual payout based on individual performance, additional contributions by the NEO that were not captured within the financial measures listed above in order to align more closely the final payout with our financial performance and available pool funding. For our CEO, the Board determined that a payout at the 127% level of performance was appropriate, based on company performance and a 100% individual multiplier.

	Target and Corporate Multiplier				Individual Modifier				Final 2016 Global Bonus Plan Payout
	Target Bonus Opportunity	x	Multiplier	=	Preliminary Payout	x	Multiplier
Mark Trudeau	$1,250,000	x	127%	=	$1,587,500	x	100%	=	$1,587,500
Matthew Harbaugh	$399,000	x	127%	=	$506,700	x	110%	=	$557,400
Frank Scholz	$299,000	x	127%	=	$379,700	x	110%	=	$417,700
Hugh O’Neill	$309,000	x	127%	=	$392,400	x	125%	=	$490,500
Gary Phillips	$309,000	x	127%	=	$392,400	x	90%	=	$353,200

Fiscal 2016 Annual Equity Grants

For fiscal 2016, our long-term incentive compensation program consisted of a mix of performance units (weighted 40%), non-qualified stock options (weighted 40%) and restricted units (weighted 20%) granted under our Stock and Incentive Plan.

Performance units.  We grant performance units to create incentives for executives to achieve long-term performance goals aligned with our multi-year business strategies. Performance units represent unissued ordinary shares; we do not issue ordinary shares until the applicable performance-based vesting requirements are satisfied. The vesting requirements for performance units granted to NEOs during fiscal 2016 are based upon adjusted Net Revenue Compound Annual Growth Rate ("CAGR") and relative total shareholder return, or relative TSR, each weighted at 50%, over a three-year performance period (fiscal 2016 — fiscal 2018).

•
Net Revenue CAGR for the Company will be calculated for FY16 - FY18 (September 26, 2015 - September 28, 2018) using non-GAAP Net Sales Revenue where GAAP Net Sales Revenue has been adjusted to exclude the impact of both acquisitions and divestitures during the performance period.

•
Relative TSR means our total shareholder return as compared against a broad performance peer group of pharmaceutical and life sciences companies, listed below. This group of companies is broader than the peer group of companies used for competitive comparisons of executive compensation, and it includes some companies that are much larger or much smaller than Mallinckrodt. The HRCC believes that use of a larger comparison group for measuring our TSR better reflects our market performance against the broad industry, even though some of the companies in the performance group would not be reasonable comparators for the compensation peer group, because of extreme differences in size. The HRCC periodically reviews the TSR peer group and approves changes, based on the recommendation of WTW. The relative TSR measure provides a “total picture” of our performance and will balance the achievement of absolute internal goals (Net Revenue CAGR) with relative performance against our peers in a measure that is directly linked with long-term shareholder value creation. The relative TSR peer group companies are:

Abbvie (new)	Galenica Ltd.	Merck KGaA
Actelion Ltd.	Genmab	Mylan

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Alexion Pharmaceuticals, Inc.	Gilead Sciences Inc.	Novo Nordisk
Alkermes plc	Grifols	Opko Health
Allergan	GSK	Orion Oyj
Alnylam	Hikma	Perrigo
Amgen	Horizon Pharma	Regeneron Pharmaceuticals Inc.
AstraZeneca	Incyte Corp.	Sanofi
Baxalta *	Intercept Pharma	Seattle Genetics Inc.
Bayer	Intrexon	Shire plc
Biogen Idec Inc.	Ipsen S.A.	Taro Pharma
BioMarin Pharmaceutical Inc.	Isis	Teva
Bluebird Bio	Jazz Pharmaceuticals plc	UCB
Bristol-Myers Squibb	Lilly	United Therapeutics Corp.
Celgene Corp.	Meda AB	Valeant Pharmaceuticals Intl.
Endo International plc	Medivation Inc.	Vertex
	Merck & Co.	Zoetis
*removed from TSR peer group as a result of acquisition

These companies were selected because they are similar to us in industry and represent potential alternative investment choices for our shareholders.

Non-qualified stock options.  We grant stock options to create incentives for our executives to take actions and make decisions that create long-term shareholder value and stock price growth. Non-qualified stock options generally permit a NEO to purchase ordinary shares at a per-share exercise price equal to the fair market value of ordinary shares on the date of grant. Fair market value is equal to the closing price of ordinary shares as reported on the NYSE on the grant date. Options granted to NEOs during fiscal 2016 generally have a 10 year term and vest one-quarter annually beginning on the first anniversary of the grant date.

Restricted units.  We grant restricted units to align the interests of management and shareholders and to promote retention of key talent over the vesting period. Restricted units represent unissued ordinary shares; we do not issue ordinary shares until the applicable vesting requirements are satisfied. When the vesting requirements are satisfied, the executive receives ordinary shares without restriction. Restricted units granted to NEOs during fiscal 2016 vest one-quarter annually beginning on the first anniversary of the grant date.

The HRCC with input from our CEO, for the other NEOs, and considering each NEO's level of responsibility and market data for similar positions at companies in our peer group, sets long-term incentive grant value targets as percentages of base salary. For fiscal 2016, the target levels for each of the NEOs were increased to reflect levels of responsibility and market data for similar positions in our peer group. The HRCC then converted these grant values to equity amounts based on grant-date fair values. By using this value approach, the number of stock options, restricted units and performance units will vary from year to year based on, among other things, our share price at the time of grant, even though the awards may have the same dollar value under the valuation methodologies. The table below sets forth the target long-term incentive compensation grant value as a percentage of annual base salary for the fiscal 2016 equity awards, along with the target number of performance units, and the number of stock options and restricted units granted to each NEO.

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COMPENSATION DISCUSSION AND ANALYSIS

Fiscal 2016 Long-Term Incentive Compensation

Name	Target ($)	Target Number of Performance Units (#)	Number of Stock Options (#)	Number of Restricted Units (#)
Mark Trudeau	9,750,000	47,675	175,528	26,856
Matthew Harbaugh	2,750,000	13,447	49,508	7,575
Frank Scholz	1,500,000	7,335	27,005	4,132
Hugh O’Neill	1,700,000	8,313	30,605	4,683
Gary Phillips	1,550,000	7,580	27,905	4,270

Fiscal 2014 Performance Share Awards Results

The following table shows results for the three year period for fiscal 2014 Performance Share Awards (fiscal years 2014, 2015 and 2016), which was completed on September 30, 2016. The performance measures, each 50% weighted, were Adjusted EBITDA Margin and Relative Total Return to Shareholders.

FY2014 Performance Share Awards Results
Financial Objectives	Threshold (50% Awarded)	Target (100% Awarded)	Maximum (200% Awarded)	Performance Result	Payout %
Adjusted EBITDA Margin (50% weight)	19%	21.5%	24%	43.8%	200% Maximum
Relative Total Return to Shareholders (50% weight)	25th Percentile	50th Percentile (Median)	75th Percentile	76th Percentile	200% Maximum

The following table shows Target shares granted and shares that will payout based on performance results. The HRCC determined that Adjusted EBITDA Margin performance was significantly above the Maximum level for a maximum payout. The HRCC received external certification from AON Radford for Total Return to Shareholder results compared to the predetermined peer group. Results were above the Maximum level required for a 200% payout.

FY2014 Performance Share Awards Grants and Payouts
Name	Shares Granted	Shares to Payout at 200%
Mark Trudeau	23,759	47,518
Matthew Harbaugh	5,432	10,864
Frank Scholz	2,794	5,588
Hugh O’Neill	4,224	8,448
Gary Phillips	3,366	6,732

Other Benefits

We provide NEOs the same benefits that are provided to all employees, including defined contribution retirement benefits, health and welfare benefits, and an employee stock purchase plan. In addition, our executive officers are provided with certain additional benefits, intended to be competitive with the practices of our peer companies.

Retirement Benefits.  The NEOs are eligible to participate in our Retirement Savings and Investment Plan (“Mallinckrodt Retirement Savings Plan”), which is our 401(k) plan available to all eligible U.S. employees, and our Supplemental Savings and Retirement Plan (“Mallinckrodt Supplemental Savings Plan”), our non-qualified deferred compensation plan in which executive officers and other senior employees may participate. The Mallinckrodt Supplemental Savings Plan is a so-called “excess” plan that extends the 401(k) benefits beyond Internal Revenue

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Code limitations. For more information regarding the Mallinckrodt Supplemental Savings Plan, see “Executive Compensation — Non-Qualified Deferred Compensation.”

Bonus for Stock Exchange Program. The NEOs are eligible to participate in our Bonus for Stock Exchange Program which provides an additional opportunity for executive officers and other senior employees to accumulate ordinary shares. Under this program, participating employees may elect to exchange all or a portion of their bonus (not to exceed the target level) for restricted units granted on January 3, 2017. The company matches an additional 25% amount in restricted units as compensation for the delay in receiving the bonus and the risk of forfeiture. Amounts deferred pay out in the form of ordinary shares, in three equal annual installments beginning on the first anniversary of the grant date. Mr. Trudeau and Mr. Harbaugh elected to participate in this program and exchanged 10% and 15% respectively, of their bonuses for restricted units.

Expatriate Benefits / International Assignment Benefits. We provide benefits to our employees who are sent on an expatriate assignment outside of their home country, which are designed to relocate and support them while on these assignments. These benefits generally include a housing allowance (or company provided housing in certain locations), transportation allowance (or company provided transportation in certain locations), a cost of living differential, where applicable, a vacation allowance based on the cost of a plane ticket to the employee’s home location, and company paid education for approved dependents in locations where public education is not an option. Dr. Phillips was provided with these benefits during all or part of fiscal 2016 as he is an expatriate based in the United Kingdom.

Additionally, we ensure that employees who are sent on an assignment outside of their home country are subject to substantially the same income tax liability as they would have paid in the U.S. pursuant to our tax equalization program. Each such employee is responsible for a theoretical U.S. income tax liability based on an estimate of his or her anticipated U.S. income tax liability, and we are responsible for any home country and assignment country taxes in excess of that amount. We deduct hypothetical income taxes from the employee’s compensation during the tax year and pay any assignment country taxes on his or her behalf. Mr. Trudeau, Dr. Scholz and Dr. Phillips were each provided with these benefits during all or part of fiscal 2016 as Mr. Trudeau and Dr. Scholz are employed on a partial secondment arrangement to the United Kingdom and Dr. Phillips is an expatriate based in the United Kingdom.
Health and Welfare Benefits.  The health and welfare benefits we provide to the NEOs are offered to all eligible U.S. based employees and include medical, dental, prescription drug, vision, life insurance, accidental death and dismemberment, business travel accident, personal and family accident, flexible spending accounts, short- and long-term disability coverage and an employee assistance program.

Additional Benefits.  We maintain an executive physical examination program and an executive financial and tax planning program for executive officers. These programs are intended to encourage executives to proactively manage their health and complex financial/tax situations, thereby enabling them to focus on the business. The benefits are periodically benchmarked versus comparable companies and intended to be competitive for our industry. Under our business travel expense policy, we will reimburse executive officers who are required to spend 90 days per year in the United Kingdom for up to four trips per year for their spouse or partner to visit them. In addition, when we request a spouse or partner to attend a business meeting, such as our annual national sales recognition program for top performers or an offsite meeting of our executive committee, we reimburse executive officers for expenses related to this travel. In both of these circumstances, we reimburse executive officers for the income taxes associated with these travel expenses.

Employee Stock Purchase Plan.  Effective October 1, 2013, we began maintaining a broad-based employee stock purchase plan (the "Prior Plan") that provides eligible employees, including the NEOs, with the opportunity to purchase ordinary shares. Eligible employees authorized payroll deductions to be made for the purchase of ordinary shares and, for fiscal 2016 through June 30, 2016, we provided a 15% matching contribution for all employees who participated in this program for up to $25,000 of an employee’s payroll deductions in the calendar year. All shares were purchased on the open market by a designated broker and were required to be held by participants for 12 months after purchase.

In September 2015, our Board of Directors adopted our 2016 Employee Stock Purchase Plan, which we refer to as the ESPP, subject to shareholder approval. The ESPP is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. At the 2016 Annual General Meeting, shareholders approved the

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COMPENSATION DISCUSSION AND ANALYSIS

ESPP. The Prior Plan was terminated June 30, 2016 upon implementation of the ESPP and no additional shares were offered for purchase under the Prior Plan after that date. The ESPP was implemented effective July 1, 2016. Eligible employees authorize payroll deductions to be made for the purchase of ordinary shares and, for fiscal 2016 beginning July 1, 2016, we provided a 15% discount for all employees who participated in this program for up to $25,000 of an employee’s payroll deductions in the calendar year. For 2016, shares utilized were Treasury shares and are required to be held by participants for 12 months after purchase.

Severance Benefits.  We maintain an executive severance plan that provides benefits to our senior executives upon an involuntary termination of employment for any reason other than cause, permanent disability or death. We provide this plan to enable our executives to devote their full attention to our business by ensuring they will have some financial security in the event of an involuntary termination of employment without cause. Severance benefits, in the form of base salary continuation, bonus and health benefits are generally payable for 18 months (24 months for our CEO) following a qualifying termination of employment. Executives whose employment is involuntarily terminated without cause during the first twelve months of employment receive base salary continuation and health benefits for 9 months (12 months for our CEO) and do not receive a bonus. Receipt of these benefits is conditioned upon the executive signing a release of any claims against us.

Change in Control Benefits.  We maintain a change in control plan that provides benefits to certain senior executives upon an involuntary termination of employment or good reason resignation that occurs during a period shortly before and continuing after a change in control (a double-trigger arrangement). We provide this plan to encourage our executives to remain neutral in the face of a potential transaction that may benefit shareholders but result in the loss of the executive’s employment. Benefits are generally payable following a qualifying termination of employment in a lump-sum cash payment equal to 1.5 times (2 times for our CEO) the sum of the executive’s base salary and the average of the executive’s bonus for the previous three fiscal years. Additional benefits provided upon a change in control termination include full vesting of outstanding equity awards (double-trigger), continued subsidy for health plan premiums for an 18-month period (24 months for our CEO) and outplacement services. Receipt of change in control severance benefits is conditioned upon the executive signing a release of any claims against us. The plan does not provide excise tax gross-ups.

Share Ownership Requirements

To reinforce the alignment of management and shareholder interests, the Board established share ownership requirements under which executive officers are expected to hold equity with a value expressed as a multiple of base salary as follows:

CEO	5 times base salary
Other Executive Officers	3 times base salary

In determining an executive’s ownership, shares held directly as well as shares underlying restricted units (less a 40% tax assumption) are included. Shares underlying unexercised stock options and unvested performance units are not included in the calculation. Until the required share ownership level is achieved, the executives are required to retain at least fifty percent of net profit shares. Net profit shares are shares remaining after payment of the exercise price, if applicable, and taxes upon the exercise of stock options, vesting of restricted units, and earn-out of performance units. As of the end of fiscal 2016, Mr. Trudeau, Mr. Harbaugh and Dr. Scholz met their ownership requirements and the other executive officers have made progress toward meeting their ownership requirements.

Anti-Hedging/Anti-Pledging Policy

Our Insider Trading Policy prohibits directors, officers and employees from entering into or trading in puts, calls, cashless collars, options or similar rights and obligations or any other hedging activity involving our securities, other than the exercise of a Company-issued stock option.

Our policy also prohibits directors, officers and employees from purchasing our securities on margin, borrowing against our securities held in a margin account or pledging our securities as collateral for a loan. However, an exception may be granted by our General Counsel if the individual clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

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Table of Contents	COMPENSATION DISCUSSION AND ANALYSIS

Compensation Recovery Policy

In the event of a restatement of financial or operating results due to material non-compliance with financial reporting requirements, the HRCC is authorized to recover ("clawback") any incentive compensation that was overpaid to certain employees, including NEOs, taking into account such factors as the HRCC deems appropriate, including whether the employee engaged in misconduct or negligent conduct that caused or contributed to the restatement and the amount of any overpayment.

Deductibility of Executive Compensation

The HRCC has generally intended to structure our executive compensation in a manner designed to qualify for deductibility under Section 162(m) of the Internal Revenue Code when consistent with our overall compensation program objectives, while also maintaining maximum flexibility in the design of our compensation programs and in making appropriate payments to NEOs.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee Report on Executive Compensation

The Human Resources and Compensation Committee ("HRCC") is responsible for the oversight of our compensation programs on behalf of the Board of Directors. In fulfilling these responsibilities, the HRCC has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

Based on the review and discussions referred to above, the HRCC recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Mallinckrodt's Proxy Statement for the 2017 Annual General Meeting of Shareholders, which will be filed with the Securities and Exchange Commission.

Human Resources and Compensation Committee
David R. Carlucci, Chairman
Diane H. Gulyas
Virgil D. Thompson

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Table of Contents	COMPENSATION OF EXECUTIVE OFFICERS

Executive Compensation Tables
SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Mark C. Trudeau	2016	1,038,461	—	5,876,436	3,900,004	1,587,500	159,340	12,561,741
President and Chief Executive Officer	2015	1,005,769	—	4,445,289	2,995,289	1,053,750	228,409	9,728,506
	2014	905,769	—	2,208,460	1,440,274	1,850,000	98,173	6,502,676
Matthew K. Harbaugh	2016	581,154	—	1,661,817	1,100,003	557,400	67,276	3,967,650
Executive Vice President and Chief Financial Officer	2015	533,462	—	1,064,059	716,946	312,753	72,256	2,699,476
	2014	465,385	139,755	504,927	329,273	653,270	47,626	2,140,236
Frank Scholz	2016	469,616	—	914,151	600,016	417,700	99,339	2,500,822
Executive Vice President of Global Operations and President, Specialty Generics	2015	430,000	—	616,732	415,487	254,000	57,366	1,773,585
	2014	905,269	500,000	445,621	335,456	275,011	17,166	2,478,523
Hugh M. O’Neill	2016	493,270	—	1,020,076	680,003	490,500	104,632	2,788,481
Executive Vice President and President, Auto Immune and Rare Diseases	2015	454,808	—	681,283	458,968	207,869	459,032	2,261,960
	2014	400,000	—	552,644	416,092	480,000	593,076	2,441,812
Gary M. Phillips	2016	493,270	—	930,127	620,013	353,200	386,276	2,782,886
Executive Vice President and Chief Strategy Officer	2015	454,808	—	681,283	458,968	276,600	264,114	2,135,773
	2014	369,231	80,000	440,404	331,585	449,670	327,350	1,998,240

(1)
For fiscal year 2014, the amounts represent, for Mr. Harbaugh, a spin bonus which was payable on the six-month anniversary of the completion of the separation and for Dr. Scholz and Dr. Phillips, a one-time bonus in connection with the commencement of their respective employment during fiscal 2014.

(2)
The amounts reported represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification 718 (“ASC 718”), of restricted units, performance units and stock option awards granted to each of our NEOs during fiscal 2016. Further information regarding the fiscal 2016 awards is included in the Fiscal 2016 Grants of Plan-Based Awards Table, the Outstanding Equity Awards at 2016 Fiscal Year-End Table and the CD&A.

Amounts reported do not correspond to the actual value that may be recognized by the NEOs, which may be higher or lower based on a number of factors, including our performance, stock price fluctuations and applicable vesting. For additional information relating to assumptions made in the valuation for current year awards reflected in these columns, see Note 15 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016.

(3)
The amounts reported represent annual incentive cash awards paid to the NEOs under our 2016 Global Bonus Plan. For information regarding the calculation of these awards, see the CD&A. Mr. Trudeau and Mr. Harbaugh elected to participate in our Bonus for Stock Exchange Program and exchanged 10% and 15% respectively, of their bonuses for restricted units that were granted on January 3, 2017.

(4)
The amounts reported represent the aggregate dollar amount for each NEO for employer contributions to the Retirement Savings Plan, employer credits to the Supplemental Savings Plan, employer contributions to the Employee Stock Purchase Plan, executive financial planning, relocation benefits, expatriate benefits, executive physicals, executive financial planning and tax reimbursements. The following table shows the specific amounts included in the All Other Compensation column of the Summary Compensation Table for fiscal 2016.

ALL OTHER COMPENSATION

Name	Contributions to Retirement Savings Plan ($)	Credits to Supple-mental Savings Plan ($)	Contributions to Employee Stock Purchase Plan ($)	Relocation Benefits ($)		International / Expatriate Assignments ($)		Executive Physicals ($)	Executive Financial Planning ($)	Tax Reimburse-ment Payments ($)		Total ($)
Mark C. Trudeau	15,796	101,003				7,594	(1)	3,783	14,629	16,535	(4) (5)	159,340
Matthew K. Harbaugh	15,714	33,604	2,906						15,052			67,276
Frank Scholz	18,696	44,301	3,750			9,768	(1)	3,444	14,560	4,820	(5)	99,339
Hugh M. O’Neill	13,431	69,838						2,200	14,710	4,453	(4)	104,632
Gary M. Phillips	15,900	68,886		89,191	(2)	131,778	(3)		14,560	65,961	(2) (3)	386,276

(1) As part of international assignments, executives who are assigned to the United Kingdom for 90 days or more may submit travel expenses for their partner or spouse for up to four trips per year. These expenses are grossed up for taxes. Additional information is available in the Additional Benefits section of the CD&A. Mr. Trudeau and Dr. Scholz both incurred expenses in this category, including airfare, car rental, ground transportation, and food. Each had one trip in fiscal 2016.
(2) As part of his relocation to the United Kingdom during fiscal 2016, Dr. Phillips was provided temporary living benefits and tax gross up per Mallinckrodt's relocation policy. Related tax gross ups are included in the Tax Reimbursement Payments column.

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(3) As part of his expatriate assignment, Dr. Phillips was provided with temporary living benefits, housing in the United Kingdom, reimbursement for children's education, miscellaneous allowance, reimbursement of home finding and final move expenses and fees, per Mallinckrodt's expatriate policy. Related tax gross ups are included in the Tax Reimbursement Payments column.
(4) Mr. Trudeau and Mr. O'Neill received tax reimbursement for expenses incurred by partners or spouses who were requested to attend an annual national sales recognition program.
(5) Pursuant to footnote (1) above of the All Other Compensation table, Mr. Trudeau and Mr. Scholz received tax reimbursement as part of their international assignments.
Grants of Plan-Based Awards
The following table provides information concerning the annual cash incentive awards and equity incentive awards granted to each of our NEOs in fiscal 2016 under the Stock and Incentive Plan.

•	“GBP” is the annual cash incentive award payable pursuant to our 2016 Global Bonus Plan.

•	“PSUs” are restricted unit awards subject to performance-based vesting.

•	“RSUs” are restricted unit awards subject to time-based vesting.

•	“Options” are nonqualified stock options subject to time-based vesting.
For a more complete understanding of the table, please read the related narrative.
FISCAL 2016 GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Date of Commit-tee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All other Stock Awards: Number of Shares of Stock or Units (#)		All other Option Awards: Number of Securities Under-lying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mark C. Trudeau
GBP			625,000	1,250,000	3,750,000
PSUs	1/4/2016	11/18/2015				11,919	47,675	95,350						3,900,065
RSUs	1/4/2016	11/18/2015							26,856	(4)				1,950,014
RSU	1/4/2016	11/18/2016							363	(5)				26,357
Options	1/4/2016	11/18/2015									175,528	(4)	72.61	3,900,004
Matthew K. Harbaugh
GBP			199,500	399,000	1,197,000
PSUs	1/4/2016	11/18/2015				3,362	13,447	26,894						1,100,033
RSUs	1/4/2016	11/18/2015							7,575	(4)				550,021
RSU	1/4/2016	11/18/2016							162	(5)				11,763
Options	1/4/2016	11/18/2015									49,508	(4)	72.61	1,100,003
Frank Scholz
GBP			149,500	299,000	897,000
PSUs	1/4/2016	11/18/2015				1,834	7,335	14,670						600,040
RSUs	1/4/2016	11/18/2015							4,132	(4)				300,025
RSU	1/4/2016	11/18/2016							194	(5)				14,086
Options	1/4/2016	11/18/2015									27,005	(4)	72.61	600,016
Hugh M. O’Neill
GBP			154,500	309,000	927,000
PSUs	1/4/2016	11/18/2015				2,078	8,313	16,626						680,043
RSUs	1/4/2016	11/18/2015							4,683	(4)				340,033
Options	1/4/2016	11/18/2015									30,605	(4)	72.61	680,003
Gary M. Phillips
GBP			154,500	309,000	927,000
PSUs	1/4/2016	11/18/2015				1,895	7,580	15,160						620,082
RSUs	1/4/2016	11/18/2015							4,270	(4)				310,045
Options	1/4/2016	11/18/2015									27,905	(4)	72.61	620,013

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Table of Contents	COMPENSATION OF EXECUTIVE OFFICERS

(1)
The amounts reported reflect threshold, target and maximum award amounts for fiscal 2016 that were set in fiscal 2016 under the Global Bonus Plan, which is an element of our Stock and Incentive Plan. The actual amounts earned by each NEO pursuant to such awards are reported under the Non-Equity Plan Incentive Compensation column of the Summary Compensation Table. The maximum calculated award based upon corporate metrics is 200% of target, but the HRCC may apply discretion of up to 50%, making the effective maximum 300% of target; subject to negative discretion under the 162(m) plan funding maximums.

(2)
The amounts reported reflect threshold, target and maximum award amounts for performance units granted to each of our NEOs during fiscal 2016. The actual amounts are contingent upon the satisfaction of performance based vesting requirements of adjusted EBITDA margin and relative TSR, each weighted at 50%, over a three-year performance period (fiscal 2016 — fiscal 2018).

(3)
The amounts reported represent the aggregate grant date fair value, computed in accordance with ASC 718 of performance units, restricted units and stock option awards issued to each of our NEOs during fiscal 2016.

(4)	Grants of stock options and restricted units scheduled to vest in four equal amounts on each of January 4, 2017, 2018, 2019 and 2020.

(5)
Company match grants of restricted units made to participants in the Bonus for Stock Exchange Program on January 4, 2016 which vest one third each on January 4, 2017, January 4, 2018 and January 4, 2019.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding outstanding stock option awards and unvested restricted unit and performance unit awards held by each NEO and the corresponding market value as of September 30, 2016. For a more complete understanding of the table, please read the footnotes that follow the table.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark C. Trudeau	17,904	—	(1)	37.85	1/31/2022	—		—	47,518	(2)	3,315,806
	19,437	19,438	(3)	41.73	12/2/2022	4,321	(4)	301,519	52,734	(18)	3,679,779
	117,218	117,219	(5)	44.00	6/30/2023	81,819	(6)	5,709,330	95,350	(21)	6,653,523
	21,181	42,361	(7)	51.35	1/1/2024	7,011	(8)	489,228
	27,003	81,011	(15)	96.96	1/2/2025	15,986	(16)	836,662
	—	175,528	(18)	72.61	1/4/2026	26,856	(19)	1,874,011
						1,815	(21)	126,650
Matthew K. Harbaugh	22,662	—	(10)	33.67	11/30/2021			143,882	10,864	(2)	758,090
	6,912	—	(12)	37.85	1/31/2022	—		—	12,622	(17)	880,763
	11,968	3,990	(4)	41.73	12/2/2022	886	(4)	61,825	26,894	(21)	1,876,663
	12,536	12,536	(5)	44.00	6/30/2023	4,375	(6)	305,228
	9,684	9,685	(7)	51.35	1/1/2024	1,603	(8)	111,857
	6,463	19,391	(15)	96.96	1/2/2025	3,827	(16)	261,958
	—	49,508	(18)	72.61	1/4/2026	7,575	(19)	528,584
						809	(21)	56,454
Frank Scholz	4,981	4,982	(12)	62.59	3/31/2024	825	(13)	57,569	5,588	(14)	389,931
	—	6,227	(12)	62.59	3/31/2024	2,062	(13)	143,886	7,316	(17)	510,510
	3,745	11,238	(16)	96.96	1/2/2025	1,664	(16)	116,114	14,670	(21)	1,023,673
	—	27,005	(18)	72.61	1/4/2026	4,132	(19)	288,331
						969	(21)	67,617
Hugh M. O’Neill	—	9,414	(7)	51.35	1/1/2024	3,116	(8)	217,434	8,448	(2)	589,501
	7,531	7,531	(7)	51.35	1/1/2024	1,247	(8)	87,016	8,082	(17)	563,962
	4,137	12,414	(15)	96.96	1/2/2025	1,838	(16)	128,256	16,626	(21)	1,160,162
	—	30,605	(18)	72.61	1/4/2026	4,683	(19)	326,780
Gary M. Phillips	—	7,502	(7)	51.35	1/1/2024	2,483	(8)	173,264	6,732	(2)	469,759
	6,001	6,002	(7)	51.35	1/1/2024	994	(8)	69,361	8,082	(17)	563,962
	4,137	12,414	(15)	96.96	1/2/2025	1,838	(16)	128,256	15,160	(21)	1,057,865

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COMPENSATION OF EXECUTIVE OFFICERS

—	27,905	(19)	72.61	1/4/2026	4,270	(20)	297,961
Unless otherwise specified, stock option and restricted unit awards vest one-quarter annually, beginning on the first anniversary of the grant date.

(1)
Represents stock options granted on February 1, 2012 to Mr. Trudeau in connection with his commencement of employment with Covidien as President of its Pharmaceuticals business, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(2)
Represents performance units granted on January 2, 2014, which cover the fiscal 2014 - 2016 performance cycle. The amounts reported in this column are based on achievement at the 200% level. Payment in shares will occur during January 2017.

(3)	Represents stock options granted on December 3, 2012, which vest one third on each of the 2nd, 3rd and 4th anniversaries of the grant date.

(4)	Represents restricted units granted on December 3, 2012, which vest one third on each of the 2nd, 3rd and 4th anniversaries of the grant date.

(5)	Represents stock options granted on July 1, 2013 in connection with the separation from Covidien, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(6)
Represents restricted units granted on July 1, 2013 in connection with the separation from Covidien, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date; except for the grant to Mr. Trudeau, which vests in full on the 5 th anniversary of the grant date.

(7)	Represents stock options granted on January 2, 2014, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(8)	Represents restricted units granted on January 2, 2014, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(9)	Represents restricted units granted on December 1, 2011, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(10)	Represents stock options granted on December 1, 2011, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(11)	Represents stock options granted on February 1, 2012 to Mr. Harbaugh as a supplemental award, which vest fifty percent on each of the 3rd and 4th anniversaries of the grant date.

(12)	Represents stock options granted on April 1, 2014, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(13)	Represents restricted units granted on April 1, 2014, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(14)
Represents performance units granted on April 1, 2014, which cover the fiscal 2014 - 2016 performance cycle. The amounts reported in this column are based on achievement at the 200% level. Payment of shares earned will occur during April 2017.

(15)	Represents stock options granted on January 2, 2015, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(16)	Represents restricted units granted on January 2, 2015, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(17)
Represents performance units granted on January 2, 2015, which cover the fiscal 2015 — 2017 performance cycle. The amounts reported in this column are based on achievement at the 200% level. Payment of shares earned will occur during January 2018.

(18)	Represents stock options granted on January 4, 2016, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(19)	Represents restricted units granted on January 4, 2016, which vest twenty five percent on each of the 1st, 2nd, 3rd and 4th anniversaries of the grant date.

(20)
Represents performance units granted on January 4, 2016, which cover the fiscal 2016 — 2018 performance cycle. The amounts reported in this column are based on achievement at the 200% level. Payment of shares earned will occur during January 2019.

(21)	Represents restricted units granted to participants in the Bonus for Stock Exchange Program on January 4, 2016 which vest one third each on the 1st, 2nd and 3rd anniversaries of the grant date.

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Option Exercises and Stock Vested
The following table provides information regarding the number of stock options exercised by NEOs during fiscal 2016 and the value realized from the exercise of such awards. The table also provides information regarding the vesting of restricted units during fiscal 2016.
FISCAL 2016 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark C. Trudeau	__	__	15,845	1,121,858
Matthew K. Harbaugh	__	__	9,507	639,963
Frank Scholz	—	—	966	67,841
Hugh M. O’Neill	—	—	1,235	92,168
Gary M. Phillips	—	—	1,109	82,765

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COMPENSATION OF EXECUTIVE OFFICERS

Non-Qualified Deferred Compensation
The following table provides information with respect to fiscal 2016 non-qualified deferred compensation for each NEO. For more information regarding information contained in the table and the material terms of our non-qualified deferred compensation plan, please read the related narrative and footnotes that follow the table.
FISCAL 2016 NON-QUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings(Loss) in Last FY ($)(3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Mark C. Trudeau	—	101,003	53,594	—	767,553
Matthew K. Harbaugh	34,981	33,604	24,104	—	286,579
Frank Scholz	268,554	19,173	54,139	—	658,713
Hugh M. O’Neill	50,287	27,541	19,968	—	250,150
Gary M. Phillips	29,196	29,196	11,609	—	149,349

(1)
The amounts reported include amounts deferred by the NEOs during fiscal 2016 under our Supplemental Savings Plan. All amounts reported in this column are also included in the Salary and/or Non-Equity Incentive Plan Compensation columns in the Summary Compensation Table.

(2)
The amounts reported include amounts that we credited to our Supplemental Savings Plan on behalf of the NEOs in fiscal 2016. These amounts are included in the amounts set forth in the All Other Compensation column of the Summary Compensation Table for fiscal 2016 and are specifically broken out in footnote 4 to the Summary Compensation Table.

(3)
The amounts reported include earnings credited to the NEO’s account in the Supplemental Savings Plan. Earnings on amounts credited to the Supplemental Savings Plan are determined by investment selections made by each NEO in investment alternatives that generally mirror investment choices offered under the Retirement Savings Plan (our 401(k) plan).

(4)	The amounts reported for each NEO includes the NEO’s total balance in our Supplemental Savings Plan as of September 30, 2016.
Supplemental Savings Plan.  Under the Supplemental Savings Plan, participants, including NEOs, may defer up to 50% of their base salary and 75% of their annual bonus. We provide matching credits based on the participant’s deferred base salary and bonus at the same rate that such participant is eligible to receive matching contributions under the Retirement Savings Plan and Company credits on any cash compensation (i.e., base and bonus) that the participant earns during a calendar year in excess of applicable IRS limits ($265,000 for 2016). Participants are fully vested in matching and Company credits (including earnings on such credits) upon completion of two years of service. The Supplemental Savings Plan is a non-qualified deferred compensation plan that is maintained as an unfunded “top-hat” plan and is designed to comply with Internal Revenue Code Section 409A. Amounts credited to the Supplemental Savings Plan as participant deferrals or Company credits may also be credited with earnings (or losses) based upon investment selections made by each participant from investments that generally mirror investments offered under the Retirement Savings Plan. Participants may elect whether they will receive a distribution of their Supplemental Savings Plan account balances upon termination of employment or at a specified date. Distributions can be made in a lump sum or in up to 15 annual installments.
Under the Retirement Savings Plan, we make an automatic contribution of three percent (3%) of an employee’s eligible pay, irrespective of whether the employee contributes to such plan. Additionally, we match fifty cents ($0.50) for every one dollar ($1.00) employees contribute, up to the first six percent (6%) of eligible pay.

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Table of Contents	COMPENSATION OF EXECUTIVE OFFICERS

Potential Payments upon Termination
Severance Plan.  For all of the NEOs, severance benefits are payable pursuant to the Mallinckrodt Severance Plan for U.S. Officers and Executives. Under the Severance Plan, benefits are payable to eligible executives, including NEOs, upon an involuntary termination of employment for any reason other than cause, permanent disability or death. Post-termination benefits consist of:

•	Continuation of base salary for a period of 18 months (24 months for our CEO);

•	Payment of 1.5 times the average of the executive’s bonus for the previous three fiscal years (two times the average of the previous three fiscal year bonuses for our CEO);

•	Continuation of health and dental benefits at active employee rates for a period of up to 18 months (24 months for our CEO);

•	12 months accelerated vesting of unvested stock options;

•	12 months to exercise vested stock options (unless a longer period is provided in the applicable award agreement);

•	12 months accelerated vesting of unvested restricted unit awards that are subject solely to time-based vesting;

•	12 months accelerated vesting of unvested performance unit awards if, and to the extent that, the HRCC determines that the applicable performance criteria have been attained;

•	Outplacement services, at our discretion, for up to 12 months; and

•	Payment of a pro-rata portion of the executive’s annual incentive cash award for the fiscal year in which such executive’s employment terminates.
Notwithstanding the foregoing, employees with less than one year of service will be entitled to continuation of one-half base salary and will not be entitled to any payment in connection with the executive’s bonus.
Upon a termination of employment other than for cause, including an involuntary termination of employment where the executive becomes eligible for severance benefits, executives, including NEOs, forfeit all unvested restricted unit and performance unit awards and stock options that do not vest within 12 months after the executive’s employment termination date.
Change in Control Plan.  For all NEOs, change in control severance benefits are payable pursuant to the Mallinckrodt Change in Control Severance Plan for Certain U.S. Officers and Executives. Under the Change in Control Plan, benefits are payable to eligible executives, including NEOs, only if the plan’s double trigger requirements are satisfied, meaning that, in order to receive any of the following benefits, the executive must experience an involuntary termination of employment or good reason resignation during a period that begins 60 days before and ends 2 years after a change in control. Post-termination benefits consist of:

•	A single lump sum payment equal to 18 months of the executive’s base salary (24 months for our CEO);

•	A single lump sum payment equal to 1.5 times the average of the executive’s bonus for the previous three fiscal years (2 times the average of the previous three fiscal year bonuses for our CEO);

•	Continuation of health and dental benefits at active employee rates for a period of up to 18 months (24 months for our CEO);

•	Full vesting of unvested stock options;

•	12 months to exercise vested stock options (unless a longer period is provided in the applicable option agreement);

•	Full vesting of unvested restricted unit awards that are subject solely to time-based vesting;

•
Full vesting of unvested performance unit awards if, and to the extent that, the HRCC determines that the applicable performance criteria have been or will be attained or would have been attained during the 18-month period after the executive’s employment terminates (24-month period for our CEO);

•	Outplacement services, at our discretion, for up to 12 months; and

•	Payment of a pro-rata portion of the executive’s annual incentive cash award for the fiscal year in which such executive’s employment terminates.

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COMPENSATION OF EXECUTIVE OFFICERS

The payment of benefits under our Severance Plan and our Change in Control Plan is conditioned upon the executive executing a general release in favor of us and is subject to the terms of the Non-Competition, Non-Solicitation, and Confidentiality Agreement by and between the executive and us, under which the executive agreed not to disclose confidential Company information at any time and not to compete with us nor solicit our employees or customers, for a period of one year following termination of employment. We may cancel benefits that are payable or seek to recover benefits previously paid if the executive does not comply with these provisions or violates the release of claims. Payments may be delayed until six months after termination of employment if necessary to comply with Internal Revenue Code Section 409A.
Upon a termination of employment for cause, executives, including NEOs, are not eligible for severance benefits under our Severance Plan or our Change in Control Plan and forfeit all unvested stock options, restricted units and performance units. In addition, the stock options, restricted units and performance units include a “claw-back” feature pursuant to which we may recover the amount of any profit the NEO realized upon the exercise of stock options, or the vesting of restricted units or performance units, during the 12-month period that occurs immediately prior to the executive officer’s involuntary termination of employment for cause.
For purposes of our Severance Plan and our Change in Control Plan, as well as the “claw-back” feature discussed in the preceding sentence, “cause” means substantial failure or refusal of the NEO to perform the duties and responsibilities of his job as required by us, violation of any fiduciary duty owed to us, conviction of a felony or misdemeanor, dishonesty, theft, violation of our rules or policies, including a violation of our Guide to Business Conduct, or other egregious conduct that has or could have a serious and detrimental impact on us and our employees.
For purposes of the Change in Control Plan, “good reason” means any retirement or termination of employment by the NEO that is not initiated by us and that is caused by any one or more of the following events, in each case, without the NEO’s written consent: (i) assignment to the NEO of any duties inconsistent in any material respect with the NEO’s authority, duties or responsibilities as in effect immediately prior to the change in control; (ii) a material diminution in the authority, duties or responsibilities of the supervisor to whom the NEO is required to report as in effect immediately prior to the change in control; (iii) a material change in the geographic location at which the NEO must perform services to a location that is more than 50 miles from the NEO’s principal place of business immediately preceding the change in control; (iv) a material reduction in the NEO’s compensation and benefits, taken as a whole, as in effect immediately prior to the change in control; (v) our failure to obtain a satisfactory agreement from any successor to assume and agree to perform our obligations to the NEO under such plan; or (vi) a material diminution in the budget over which the NEO retains authority. Additionally, “good reason” will only exist if the NEO provides written notice stating the good reason event, we do not cure such event, and the NEO terminates employment within a certain period of time after the end of the cure period.
Other Termination Benefits.  The terms of our annual incentive plan and equity plan provide for certain benefits upon a NEO’s termination of employment due to death, disability or retirement. For this purpose, normal retirement occurs where an executive officer terminates employment after attaining age 60 and the sum of the executive’s age and years of service equals at least 70. Under the annual incentive plan, NEOs are eligible to receive a pro-rated annual incentive cash award based on the number of days that the executive officer was employed by us during the fiscal year upon death, disability or normal retirement. Under the equity plan, NEOs are eligible to receive full vesting of stock options, restricted units and performance units upon death, disability or normal retirement.
The table below reflects the amount of compensation that would become payable to each of our NEOs under existing plans if the NEO’s employment had terminated on September 30, 2016, the last day of fiscal 2016, given the NEO’s service levels as of such date and, if applicable, based on our closing stock price as of that date, which was $68.45. These benefits are in addition to benefits available prior to the occurrence of any termination of employment, including under then-exercisable stock options, and benefits available generally to salaried employees, such as distributions under the Retirement Savings Plan.
The actual amounts that would be paid upon a NEO’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Due to a number of factors that may affect the amount of any benefits provided upon the events discussed below, actual amounts paid or distributed may be higher or lower than indicated in the table. Factors that could affect these amounts include the timing during the year of any such event, our stock price, the executive’s age and years of service, the attained level of performance for performance units, and any additional agreements or arrangements we may enter into in connection with any change in control or termination of employment. For a more complete understanding of the table, please read the narrative disclosures that follow the table.

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Table of Contents	COMPENSATION OF EXECUTIVE OFFICERS

POTENTIAL PAYMENTS UPON TERMINATION

Name and Termination Scenario	Cash Severance ($)	Bonus ($)	Option Awards ($)	Stock Awards ($)	Welfare Benefits and Outplacement ($)	Cutback(1) ($)	Total ($)
Mark C. Trudeau
Involuntary Termination (other than for cause)	4,526,209	1,250,000	3,957,489	5,241,036	67,953	—	15,042,687
Involuntary Termination (for cause)	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—
Death or Disability	—	1,250,000	4,347,855	18,409,360	—	—	24,007,215
Change in Control Termination	4,526,209	1,250,000	4,347,855	18,409,360	67,953	(1,927,047)	26,674,330
Matthew K. Harbaugh
Involuntary Termination (other than for cause)	1,539,022	399,000	524,336	1,868,569	64,308	—	4,395,235
Involuntary Termination (for cause)	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—
Death or Disability	—	399,000	613,592	3,870,906	—	—	4,883,498
Change in Control Termination	1,539,022	399,000	613,592	3,870,906	64,308	—	6,486,828
Frank Scholz
Involuntary Termination (other than for cause)	1,219,011	299,000	40,293	624,043	57,215	—	2,239,562
Involuntary Termination (for cause)	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—
Death or Disability	—	299,000	80,593	1,830,539	—	—	2,210,132
Change in Control Termination	1,219,011	299,000	80,593	1,830,539	57,215	—	3,486,358
Hugh M. O’Neill
Involuntary Termination (other than for cause)	1,228,402	308,750	156,139	276,608	62,062	—	2,031,961
Involuntary Termination (for cause)	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—
Death or Disability	—	308,750	312,296	1,621,548	—	—	2,242,594
Change in Control Termination	1,228,402	308,750	312,296	1,621,548	62,062	(220,283)	3,312,775
Gary M. Phillips
Involuntary Termination (other than for cause)	1,122,993	308,750	124,439	238,508	54,101	—	1,848,791
Involuntary Termination (for cause)	—	—	—	—	—	—	—
Voluntary Termination	—	—	—	—	—	—	—
Death or Disability	—	308,750	248,879	1,479,755	—	—	2,037,384
Change in Control Termination	1,122,993	308,750	248,879	1,479,755	54,101	(157,893)	3,056,585

(1)
The amount reflected assumes best net treatment of parachute amounts that exceed the 280G limit. Benefits are either cutback to just below the 280G limit, or the executive pays any excise tax due (whichever is better for the executive on an after-tax basis). The calculations assume that payments to Messrs. Trudeau, O'Neill and Phillips would be subject to cutbacks in the amounts as indicated.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   43

COMPENSATION OF EXECUTIVE OFFICERS

Cash Severance
Involuntary Termination (other than for cause).  For all NEOs other than our CEO, the cash severance amount in this scenario represents continuation of the NEO’s base salary, as of September 30, 2016, for an 18-month severance period, plus an amount equal to 1.5 times the average of the NEO’s annual incentive cash awards for the previous three fiscal years (i.e., fiscal 2015, 2014 and 2013), payable during the 18-month severance period and on our normal payroll schedule. For our CEO, the amount represents continuation of his base salary, as of September 30, 2016, for a 24-month severance period, plus an amount equal to two times the average of his annual incentive cash awards for the previous three fiscal years, payable during the 24-month severance period and on our normal payroll schedule.
Change in Control Termination.  For all NEOs, we assume that such executive officers experience an involuntary termination of employment (other than for cause) after the change in control that renders them eligible for benefits under the Mallinckrodt Change in Control Plan. Accordingly, the cash severance amount for all NEOs other than our CEO represents a lump-sum payment equal to 1.5 times the NEO’s base salary as of September 30, 2016, plus an amount equal to 1.5 times the average of the NEO’s annual incentive cash awards for the previous three fiscal years (i.e., fiscal 2015, 2014 and 2013). For our CEO, the amount represents a lump-sum payment equal to two times his base salary as of September 30, 2016, plus an amount equal to two times the average of his annual incentive cash awards for the previous three fiscal years.
Applicable to both the cash severance termination scenarios, in situations where the NEO did not have a full three year history of annual incentive cash awards due to not having commenced employment prior to fiscal 2013, the average calculated represents a prorated average calculated as the sum of the annual incentive cash awards divided by the length of service provided during the prior three fiscal years.
Bonus
Involuntary Termination (other than for cause).  In the case of an involuntary termination (other than for cause), executive officers are entitled to a pro-rata payment of the annual incentive cash award based on the number of days they were employed by us during the fiscal year. Because we have assumed that the applicable terminations of employment occurred on the last day of fiscal 2016, the amounts reported in the Bonus column for this scenario represent the full annual incentive cash award payable to each NEO for fiscal 2016.
Death or Disability and Change in Control Termination.  The bonus amount represents the pro-rata payment of the annual incentive cash award based on the number of days that the NEO was employed by us during the fiscal year. Because we have assumed that the applicable termination of employment occurred on the last day of fiscal 2016, the amounts reported in the Bonus column for this scenario represent the full annual incentive cash award payable to each NEO for fiscal 2016.
Option Awards
Involuntary Termination (other than for cause).  For all NEOs, the option award amount represents the value as of September 30, 2016 of outstanding options held by the NEO that would have vested during the 12-month period that immediately follows September 30, 2016 (i.e., from October 1, 2016 to September 30, 2017).
Death or Disability and Change in Control Termination.  The option award amount represents the full vesting of unvested stock options held by the NEO as of September 30, 2016.

Stock Awards
Involuntary Termination (other than for cause).  For all NEOs, the stock award amount represents the value as of September 30, 2016 of outstanding restricted units held by the NEO that would have vested during the 12-month period that immediately follows September 30, 2016 (i.e., from October 1, 2016 to September 30, 2017).
Death or Disability and Change in Control Termination.  The amounts reported represent the value that would have been attained upon the full vesting of all unvested restricted unit and performance unit awards held by the NEO as of September 30, 2016. For purposes of this scenario, amounts attributable to performance unit awards are based on the following: (1) for the January 2014 awards, the ending date for the performance shares was accelerated to the date of the separation and the amounts reported in this column are based on the achievement through the separation date of 200%; (2) for the January 2015 awards, the ending date for the performance shares was accelerated to the date of the separation and the amounts reported in this column are based on the achievement through the separation date of 100% and (3) for the January 2016 awards, the ending date for the performance

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Table of Contents	COMPENSATION OF EXECUTIVE OFFICERS

shares was accelerated to the date of the separation and the amounts reported in this column are based on the achievement through the separation date of 100%.
Welfare Benefits and Outplacement Services
The welfare benefits amount represents the employer portion of the premium paid on behalf of the NEO for continued coverage under our medical, dental and vision plans during the applicable severance period. Amounts for calendar year 2016 and 2017 are based on actual rates determined by us for the respective plan in such years, while the rates for subsequent years, where applicable, are assumed based on the historic percentage increase in rates for such coverage. Although payable at our discretion, for purposes of this column we assume that we would pay $25,000 on behalf of each NEO for outplacement services upon an involuntary termination (other than for cause) and a change in control termination.

SECURITY OWNERSHIP AND REPORTING

Security Ownership of Management and Certain Beneficial Owners
The following table shows the number of ordinary shares beneficially owned as of January 4, 2017, by (i) each current director, each executive officer named in the Summary Compensation Table and our directors and executive officers as a group; and (ii) each person who we know or have reason to believe is the beneficial owner of more than 5% of our outstanding ordinary shares, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act and notices delivered to us pursuant to the Irish Companies Act.
A person is deemed to be a beneficial owner of ordinary shares if he or she, either alone or with others, has the power to vote or to dispose of those ordinary shares or the right to acquire such power within 60 days of January 4, 2017. Ordinary shares subject to stock options presently exercisable or exercisable within 60 days of January 4, 2017 and restricted units that vest within 60 days of January 4, 2017 are deemed to be outstanding and beneficially owned by the person holding the securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person. There were _________ ordinary shares outstanding as of January 4, 2017 and the calculations of percentage ownership below are based on such number of outstanding shares regardless of the date of the information regarding beneficial ownership reported below.
Directors and Executive Officers

Name of Beneficial Owner	Number of Mallinckrodt Ordinary Shares Beneficially Owned	Percentage Ownership
Directors and Executive Officers
Melvin D. Booth(1)	26,470	*
David R. Carlucci(2)	12,002	*
J. Martin Carroll(2)	14,536	*
Diane H. Gulyas(2)	14,402	*
JoAnn A. Reed(2)	10,536	*
Angus C. Russell(2)	21,253	*
Virgil D. Thompson(2)	55,974	*
Mark C. Trudeau(3)	375,992	*
Kneeland C. Youngblood, M.D.(2)	11,211	*
Joseph A. Zaccagnino(2)	16,567	*
Matthew Harbaugh(4)	135,177	*
Frank Scholz(5)	38,446	*
Hugh M. O’Neill(6)	36,668	*
Gary M. Phillips(7)	29,996	*
All directors and executive officers as a group (20 persons)(8)	729,878	*

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SECURITY OWNERSHIP AND REPORTING

Name of Beneficial Owner	Number of Mallinckrodt Ordinary Shares Beneficially Owned	Percentage Ownership
Other Beneficial Owners
The Vanguard Group(9) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	10,007,770	9.3%
Paulson & Co., Inc.(10) 1251 Avenue of the Americas New York, New York 10020	8,623,693	8.0%
BlackRock Inc.(11) 55 East 52nd Street New York, New York 10022	7,356,332	6.9%
T. Rowe Price Associates, Inc.(12) P.O. Box 89000 Baltimore, Maryland 21289	5,426,272	5.1%

*	Represents less than 1% of outstanding ordinary shares.

(1)	Includes 7,089 restricted units that vest on the date of the 2017 Annual General Meeting. Excludes 1,057 restricted units that vest on October 1, 2017.

(2)	Includes 5,078 restricted units that vest on the date of the 2017 Annual General Meeting. Excludes 1,057 restricted units that vest on October 1, 2017.

(3)	Excludes 129,491 restricted units that vest more than 60 days after January 4, 2017.

(4)	Excludes 17,233 restricted units that vest more than 60 days after January 4, 2017.

(5)	Excludes 9,652 restricted units that vest more than 60 days after January 4, 2017.

(6)	Excludes 10,884 restricted units that vest more than 60 days after January 4, 2017.

(7)	Excludes 9,585 restricted units that vest more than 60 days after January 4, 2017.

(8)
Includes 476 restricted units and 2,153 ordinary shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days of January 4, 2017. Excludes 209,926 restricted units that vest more than 60 days after January 4, 2017.

(9)
Based on information contained in a Schedule 13G/A filed with the SEC on February 10, 2016, by The Vanguard Group, which discloses the number of shares beneficially owned by The Vanguard Group as of December 31, 2015.

(10)
Based on information contained in a Schedule 13G/A filed with the SEC on February 16, 2016 by Paulson & Co., Inc., which discloses the number of shares beneficially owned by Paulson & Co., Inc. as of December 31, 2015.

(11)
Based on information contained in a notice pursuant to Section 1061 of the Irish Companies Act sent to us by BlackRock Inc., which discloses the number of shares in which BlackRock Inc. is interested as of October 24, 2016.

(12)
Based on information contained in a notice pursuant to Section 1061 of the Irish Companies Act sent to us by T. Rowe Price Associates, Inc., which discloses the number of shares in which T. Rowe Price Associates, Inc. is interested as of November 28, 2016.

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Table of Contents	SECURITY OWNERSHIP AND REPORTING

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who beneficially own more than 10 percent of our ordinary shares to file reports of ownership and changes in ownership of such ordinary shares with the SEC and NYSE. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. As a matter of practice, our administrative staff assists our officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on our review of the copies of such forms we have received, as well as information provided and representations made by the reporting persons, we believe that all required Section 16(a) reports were timely filed during our fiscal year ended September 30, 2016.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   47

AUDIT AND AUDIT COMMITTEE MATTERS

AUDIT AND AUDIT COMMITTEE MATTERS

Audit and Non-Audit Fees

During fiscal 2015 and 2016, Deloitte & Touche LLP charged fees for services rendered to us as follows:

	Fiscal 2015	Fiscal 2016
Audit Fees	$6,670,920	$6,084,240
Audit-Related Fees	4,035,000	1,000,000
Tax Fees	990,000	772,000
All Other Fees	2,220,500	—
Total	$13,916,420	$7,856,240

Audit Fees include fees for professional services rendered for the year-end audits of our consolidated and combined financial statements and internal control over financial reporting, reviews of the financial statements included in our Quarterly Reports on Form 10-Q, consents and statutory audits.

Audit-Related Fees would include fees for audits of agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; consultations on the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard-setting bodies; and attest services not required by statute or regulation.

Tax Fees would include fees for tax compliance services as well as fees for tax planning services.

All Other Fees include services relating to project methodology and support for a non-financial system data integration initiative.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has adopted a pre-approval policy that provides guidelines for audit, audit-related, tax and other permissible non-audit services that may be provided by our independent auditors. Pursuant to the policy, our Corporate Controller supports the Audit Committee by providing a list of proposed services to the Committee, monitoring the services and fees pre-approved by the Committee, providing periodic reports to the Committee with respect to pre-approved services and coordinating with management and the independent auditors to support compliance with the policy.

Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the engagement letter. The Committee also annually approves a specified list of audit, audit-related and tax services. Any service not included in the specified list of services must be submitted to the Committee for pre-approval. The independent auditors may not begin work on any engagement without confirmation of Committee pre-approval from our Corporate Controller or her delegate.

Pursuant to the policy, the Audit Committee has delegated to its Chair the authority to pre-approve the engagement of the independent auditors in her discretion. The Chair reports all such pre-approvals to the Committee at the next Committee meeting.

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Audit Committee Report
As more fully described in its charter, the Audit Committee oversees Mallinckrodt’s financial reporting process on behalf of the Board of Directors. Management has day-to-day responsibility for the Company’s financial reporting process, including assuring that the Company develops and maintains adequate financial controls and procedures and monitoring and assessing compliance with those controls and procedures, including internal control over financial reporting. Mallinckrodt’s independent auditors are responsible for auditing the annual consolidated financial statements prepared by management, expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discussing with the Audit Committee any issues they believe should be raised. The independent auditors are also responsible to the Audit Committee and the Board for testing the financial accounting and reporting control systems, for issuing a report on the Company’s internal control over financial reporting and for such other matters as the Audit Committee and Board determine.
In the performance of its oversight function, the Audit Committee has reviewed and discussed with management, the internal auditors and the independent auditors the consolidated financial statements for the fiscal year ended September 30, 2016 filed with the U. S. Securities and Exchange Commission (the “SEC”). Management represented to the Audit Committee that these consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States (“US GAAP”). In addition, the Audit Committee has:

•	Discussed with the independent auditors the matters required to be discussed pursuant to the applicable Auditing Standards relating to communication with audit committees;

•
Received from the independent auditors the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence;

•	Discussed with the independent auditors their independence from the Company and its management; and

•	Considered whether the independent auditors’ provision of non-audit services to the Company is compatible with maintaining the auditors’ independence.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that Mallinckrodt’s audited consolidated financial statements prepared in accordance with US GAAP be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2016 filed with the SEC.
Audit Committee
JoAnn A. Reed, Chairman
Melvin D. Booth
Angus C. Russell

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   49

PROPOSALS REQUIRING YOUR VOTE

PROPOSALS REQUIRING YOUR VOTE

PROPOSALS 1(a) THROUGH 1(j): ELECTION OF DIRECTORS
Upon the recommendation of the Nominating and Governance Committee, the Board has nominated for election at the 2017 Annual General Meeting a slate of 10 nominees, all of whom are currently serving on the Board. The nominees are Melvin D. Booth, David R. Carlucci, J. Martin Carroll, Diane H. Gulyas, JoAnn A. Reed, Angus C. Russell, Virgil D. Thompson, Mark C. Trudeau, Kneeland C. Youngblood, M.D. and Joseph A. Zaccagnino. Biographical information, including qualifications, regarding each of the 10 nominees is set forth below. The election of directors will take place at the Annual General Meeting. In order to be elected as a director, each nominee must receive the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy. Shareholders are entitled to one vote per share for each of the 10 nominees. We are not aware of any reason why any of the nominees will not be able to serve if elected. Each of the directors elected will serve until the conclusion of the 2018 Annual General Meeting or until his or her earlier death, resignation or removal.
Current Directors Nominated for Re-Election — Proposals 1(a) through 1(j)
Proposal 1(a) — Melvin D. Booth
Mr. Booth, age 71, has been Chairman of the Board and a director since June 2013. He is also a member of our Audit and Portfolio Committees. Mr. Booth has been a director of Catalent Pharma Solutions, Inc. since 2010. He has also been a strategic advisor in life sciences to Genstar Capital (a private equity firm) since 2005. Mr. Booth’s previous public company board experience includes serving as Lead Director of Millipore from 2004 to 2010, and as a director of MedImmune from 1998 to 2005 and Human Genome Sciences from 1995 to 1998. Mr. Booth was President of MedImmune from 1998 until his retirement at the end of 2003. Mr. Booth was Chairman of the Board and a director of eResearch Technologies from 2012 to 2016 and Chairman of the Board and a director of PRA International from 2004 to 2013. Mr. Booth was President of Human Genome Sciences from 1995 to 1998. He held a variety of domestic and international positions with Syntex from 1981 to 1995, including serving as President of its U.S. pharmaceuticals business. Mr. Booth has been active in U.S. pharmaceutical industry organizations and is a past Chairman of the Pharmaceuticals Manufacturers Association of Canada. Mr. Booth received a B.S. degree in accounting from Northwest Missouri State University where he was also awarded an honorary Doctor of Science degree. He is also a Certified Public Accountant. Mr. Booth’s qualifications to serve on our Board include his significant experience in leadership positions at pharmaceutical companies.
Proposal 1(b) — David R. Carlucci
Mr. Carlucci, age 62, has been a director since June 2013 and is Chair of our Human Resources and Compensation Committee. Mr. Carlucci was President and Chief Operating Officer of IMS Health Incorporated, an information services company, from October 2002 until January 2005, when he was named Chief Executive Officer and President. He became Chairman the following year. Mr. Carlucci retired from IMS Health in December 2010. Mr. Carlucci held several senior executive level positions at IBM from 1976 to 2002, including responsibilities for operations in the U.S., Canada, and Latin America. Mr. Carlucci has been a director of MasterCard International since 2006 and served as Chairman of its Human Resources and Compensation Committee from 2006 to 2014. Mr. Carlucci also served as a member of the advisory board of Mitsui USA, one of the world’s most diversified comprehensive trading, investment and service companies. Mr. Carlucci received a B.A. in political science from the University of Rochester. Mr. Carlucci’s qualifications to serve on our Board include his significant experience as an executive and/or board member of publicly traded and private companies.

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Proposal 1(c) — J. Martin Carroll
Mr. Carroll, age 67, has been a director since June 2013 and is Chair of our Compliance Committee and a member of our Nominating and Governance Committee. He served as President and Chief Executive Officer of Boehringer Ingelheim Corporation and of Boehringer Pharmaceuticals, Inc. from 2003 until 2011 and as a director of Boehringer Ingelheim Corporation from 2003 until December 2012. He joined the organization in 2002 as President of Boehringer Pharmaceuticals, Inc. Mr. Carroll worked at Merck & Company, Inc. from 1976 to 2001. From 1972 to 1976, Mr. Carroll served in the United States Air Force where he attained the rank of Captain. He has served as a director of Therapeutics MD, Inc. since March 2015, as a director of Catalent Pharma Solutions since July 2015 and as a director of Inotek since March 2016 and as Chairman of Inotek since June 2016. Mr. Carroll served as a director of Durata Therapeutics, Inc. from August 2014 until November 2014 when it was acquired by Actavis and as a director of Vivus, Inc. from May 2013 until September 2014. Mr. Carroll received a B.A. in accounting & economics from the College of the Holy Cross and a M.B.A. from Babson College. Mr. Carroll’s qualifications to serve on our Board include his significant experience in leadership positions at pharmaceutical companies.
Proposal 1(d) — Diane H. Gulyas
Ms. Gulyas, age 60, has been a director since June 2013 and is a member of our Human Resources and Compensation Committee. Ms. Gulyas served as a member of our Audit Committee until November 17, 2016. Ms. Gulyas retired in April 2014 from E. I. du Pont de Nemours and Company where she served as the President of DuPont’s Performance Polymers division since 2009. She had also served as the Vice Chairman of the DuPont-Teijin Films global joint venture. Ms. Gulyas has served as a director of W.R. Grace & Co. since January 2015 and serves as chair of its Corporate Responsibility Committee. She also has served as a director of Expeditors International of Washington, Inc. since November 2015 and serves as a member of its Compensation Committee. From 2009 until 2012, Ms. Gulyas served as a director and as a member of the Finance Committee of Navistar International Corporation, a leading manufacturer of commercial trucks, buses, RVs, defense vehicles and engines. Ms. Gulyas received her B.S. in chemical engineering from the University of Notre Dame. Ms. Gulyas’ qualifications to serve on our Board include her extensive executive experience with chemical and manufacturing companies.
Proposal 1(e) — JoAnn A. Reed
Ms. Reed, age 61, has been a director since June 2013 and is Chair of our Audit Committee. Ms. Reed is a healthcare services consultant. Ms. Reed served as an advisor to the Chief Executive Officer of Medco Health Solutions, a leading pharmacy benefit manager, from April 2008 to April 2009. She previously served as the Senior Vice President, Finance and Chief Financial Officer of Medco until 2008. Upon joining Medco in 1988, Ms. Reed served in finance and accounting roles of increasing responsibility and was appointed Senior Vice President, Finance in 1992 and Chief Financial Officer in 1996. Prior to joining Medco, Ms. Reed’s experience included finance roles at Aetna/American Reinsurance Co., CBS Inc., Standard and Poor’s Corporation and Unisys/Timeplex Inc. Ms. Reed has been a director of American Tower Corporation since 2007 and a director of Waters Corporation since 2006. She served as a director of Health Management Associates, Inc. from 2013 to 2014 and as a trustee of St. Mary’s College of Notre Dame from 2006 to 2015. Ms. Reed received a B.B.A. in business administration from St. Mary’s College. She received her M.B.A. in finance and international marketing cum laude from Fordham University. Ms. Reed’s qualifications to serve on our Board include her experience as a healthcare services consultant and her financial expertise and knowledge of financial statements, corporate finance and accounting matters.

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Proposal 1(f) — Angus C. Russell
Mr. Russell, age 61, has been a director since August 2014 and is Chair of our Portfolio Committee and a member of our Audit Committee. Mr. Russell served as a director of Questcor Pharmaceuticals, Inc. from June 2013 until Questcor was acquired by us in August 2014. Mr. Russell served as Chief Executive Officer of Shire Plc, a leading global specialty biopharmaceutical company, from 2008 until his retirement in April 2013 and was a member of its Board of Directors from 1999 to 2013. From 1999 to 2008, Mr. Russell served as Chief Financial Officer of Shire. Prior to joining Shire, Mr. Russell served at ICI, Zeneca, and AstraZeneca, most recently as VP of Corporate Finance at AstraZeneca. Mr. Russell has served as the non-executive Chairman of Revance Therapeutics, Inc. since March 2014. He has served as a director of BioTime, Inc. since December 2014 and as a director of Therapeutics MD, Inc. since March 2015. He was a director of InterMune, Inc. from 2011 to 2014. Mr. Russell is a Chartered Accountant. He holds an honorary Doctor of Business Administration from Coventry University, U.K. Mr. Russell’s qualifications to serve on our Board include his significant experience as an executive and/or board member of publicly traded pharmaceutical companies.
Proposal 1(g) — Virgil D. Thompson
Mr. Thompson, age 77, has been a director since August 2014 and is a member of our Human Resources and Compensation Committee. Mr. Thompson served as a director of Questcor Pharmaceuticals, Inc. from 1996 and most recently served as Chairman of its Board until Questcor was acquired by us in August 2014. From July 2009 to July 2015, Mr. Thompson served as Chief Executive Officer and director of Spinnaker Biosciences, Inc., a privately held ophthalmic drug delivery company, and now serves as Chairman of the Board. Mr. Thompson is also the Chairman of the Board of Aradigm Corporation, a public pharmaceutical company, a director of Promet Therapeutics, a private company, and a director of GenZ Corporation, a private company. Mr. Thompson served as the President, Chief Executive Officer and as a director of Angstrom Pharmaceuticals, Inc. from 2002 until 2007. From 2000 until 2002, Mr. Thompson was President, Chief Executive Officer and a director of Chimeric Therapies, Inc. During 1999 and 2000, Mr. Thompson was President, Chief Operating Officer and, from 1994 through 2013, a director of Bio-Technology General Corporation, a pharmaceutical company (subsequently Savient Pharmaceuticals, Inc.). Mr. Thompson holds a B.S. degree in pharmacy from the University of Kansas and a J.D. degree from The George Washington University Law School. Mr. Thompson’s qualifications to serve on our Board include his extensive knowledge of Questcor’s business and operations and his experience as both an executive officer and a director of publicly traded and private corporations in the pharmaceuticals industry.
Proposal 1(h) — Mark C. Trudeau
Mr. Trudeau, age 55, has been President, Chief Executive Officer and a director since June 2013. In anticipation of our spin transaction with Covidien plc, Mr. Trudeau joined Covidien in February 2012 as a Senior Vice President and President of its Pharmaceuticals business. He joined Covidien from Bayer HealthCare Pharmaceuticals LLC USA, the U.S. healthcare business of Bayer AG, where he served as Chief Executive Officer. He simultaneously served as President of Bayer HealthCare Pharmaceuticals, the U.S. organization of Bayer’s global pharmaceuticals business. In addition, he served as Interim President of the global specialty medicine business unit from January to August 2010. Prior to joining Bayer in 2009, Mr. Trudeau headed the Immunoscience Division at Bristol-Myers Squibb. During his 10-plus years at Bristol-Myers Squibb, he served in multiple senior roles, including President of the Asia/Pacific region, President and General Manager of Canada and General Manager/Managing Director in the United Kingdom. Mr. Trudeau was also with Abbott Laboratories, serving in a variety of executive positions, from 1988 to 1998. Mr. Trudeau has served as a director of TE Connectivity Ltd. since March 2016. He was appointed a trustee of the Donald Danforth Plant Life Center in St. Louis in December 2013. Mr. Trudeau holds a Bachelor’s degree in chemical engineering and a M.B.A., both from the University of Michigan. Mr. Trudeau is familiar with all aspects of our business and has extensive and diverse industry experience and managerial expertise and a proven record of leadership to serve as our President, CEO and director.

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Proposal 1(i) — Kneeland C. Youngblood, M.D.
Dr. Youngblood, age 61, has been a director since June 2013. He is a member of our Compliance and Nominating and Governance Committees. Dr. Youngblood is a founding partner of Pharos Capital Group, a private equity firm that focuses on providing growth and expansion capital/buyouts in healthcare, business services and opportunistic investments. Dr. Youngblood served as a director of Gap Inc. from 2006 to 2012, a director of Starwood Hotels and Resorts from 2001 to 2012, a director of Burger King Corporation from 2004 to 2010 and a director of iStar Financial from 1998 to 2001. Dr. Youngblood has been serving as a director of Energy Future Holdings Corp, an electric utility provider, since 2007 and a director of Pace Holdings Corp., a company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, since 2015. Dr. Youngblood is a physician by training, with over 15 years of experience in emergency medicine. He is also a member of the Council on Foreign Relations. Dr. Youngblood earned a B.A. in politics from Princeton University and an M.D. from the University of Texas Southwestern Medical School. Dr. Youngblood’s qualifications to serve on our Board include his extensive experience in healthcare practice, policy and business.
Proposal 1(j) — Joseph A. Zaccagnino
Mr. Zaccagnino, age 70, has been a director since June 2013. He is Chair of our Nominating and Governance Committee and a member of our Compliance Committee. Mr. Zaccagnino served as a director of Covidien plc and Chair of its Nominating and Governance Committee from its incorporation in 2007 until it was acquired by Medtronic plc in January 2015. Mr. Zaccagnino served as President, Chief Executive Officer and director of Yale New Haven Health System and its flagship Yale-New Haven Hospital from 1991 until his retirement in 2005. He also served as a director of NewAlliance Bancshares, Inc. from 1991 until it was acquired in 2010. Mr. Zaccagnino served on the board of the National Committee for Quality Healthcare from 1995 until 2005, and was elected Chairman of the Board in 2003. From 1999 until 2006 he served as a director and from 2004 to 2006 as Chairman of the Board of VHA Inc., a for-profit cooperative of community owned health systems and their physicians that provides supply chain and group purchasing services through their subsidiaries, Novation and Provista. Mr. Zaccagnino received a B.S. (business administration) from the University of Connecticut and a M.P.H. (healthcare management) from Yale University School of Medicine. Mr. Zaccagnino’s qualifications to serve on our Board include his broad healthcare management and governance experience and his knowledge of healthcare policy and regulation, patient care delivery and financing and of clinical research and medical technology assessment, all of which provide our Board with unique insights and a keen perspective on the complexities of the healthcare sector and on the priorities of and challenges facing our company and the purchasers of our products.

Unless otherwise instructed, the proxies will vote “FOR” each of these directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THE DIRECTORS NOMINATED FOR RE-ELECTION
IN PROPOSALS 1(a) THROUGH 1(j)

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PROPOSAL 2: ADVISORY NON-BINDING VOTE TO APPROVE THE RE-APPOINTMENT OF THE INDEPENDENT AUDITORS AND A BINDING VOTE TO AUTHORIZE THE AUDIT COMMITTEE TO SET THEIR REMUNERATION
The Audit Committee has selected and re-appointed Deloitte & Touche LLP to audit our financial statements for the transition period from October 1, 2016 to December 30, 2016 (the "Transition Period") and for the fiscal year ending December 29, 2017. The Board of Directors, upon the recommendation of the Audit Committee, is asking our shareholders to approve, in a non-binding advisory vote, the re-appointment of Deloitte & Touche LLP as our independent auditors for the Transition Period and for the fiscal year ending December 29, 2017 and to authorize, in a binding vote, the Audit Committee to set the independent auditors’ remuneration. Although approval is not required by our Memorandum and Articles of Association or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our shareholders for approval in a non-binding advisory vote because we value our shareholders’ views on our independent auditors. If the re-appointment of Deloitte & Touche LLP is not approved by shareholders, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the re-appointment is approved, the Audit Committee in its discretion may select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of Mallinckrodt and its shareholders.
The Audit Committee and the Board recommend that shareholders approve, in a non-binding advisory vote, the re-appointment of Deloitte & Touche LLP as our independent auditors to audit our accounts for the Transition Period and for the fiscal year ending December 29, 2017 and authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration. Authorization of the Audit Committee to set the independent auditors’ remuneration requires the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy.
Representatives of Deloitte & Touche LLP will be at the Annual General Meeting, will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Unless otherwise instructed, the proxies will vote “FOR” this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 2

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PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
As described in the Compensation Discussion and Analysis section of this Proxy Statement (“CD&A”), the Human Resources and Compensation Committee’s goal in setting executive compensation is to provide a compensation package that attracts, motivates and retains executive talent and rewards executive officers for superior Company and individual performance while encouraging behavior that is in the long-term best interests of Mallinckrodt and its shareholders. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is performance-based and dependent upon our achievement of specified financial goals and the performance of our shares on a long-term basis.
Fiscal 2016 was an important year for us.  We continued to make great progress against our overall strategic objective: to create a highly successful, diversified, specialty pharmaceutical business providing valuable therapies for underserved patient populations in areas of high unmet medical need, creating good jobs and a rich diverse workplace for our employees, and driving growth and profitability by investing in its products to reach new patients and deliver long-term value to our shareholders.  In the year, we made great strides in transforming our portfolio, delivering near-term value on our acquisitions and continuing to create platforms on which to drive organic growth for many years to come. Key performance highlights for fiscal 2016 are included in the CD&A.
Shareholders are urged to read the CD&A, which discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure that describe the compensation of our named executive officers in fiscal 2016. The Human Resources and Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the CD&A are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2016 reflects and supports these compensation policies and procedures.
Shareholders will be asked at the 2017 Annual General Meeting to approve the following advisory resolution:
RESOLVED, that the compensation of the Company’s named executive officers described in the Compensation Discussion and Analysis section of the Proxy Statement and disclosed in the Summary Compensation Table and related compensation tables and narrative disclosure included in this Proxy Statement is approved.
We have determined to hold this advisory vote every year and expect to hold our next advisory vote at the 2018 Annual General Meeting of Shareholders. This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board. Although non-binding, the Board and the Human Resources and Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless otherwise instructed, the proxies will vote “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 3

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PROPOSAL 4: AUTHORIZE THE COMPANY AND/OR ANY SUBSIDIARY OF THE COMPANY TO MAKE MARKET PURCHASES OR OVERSEAS MARKET PURCHASES OF COMPANY SHARES

Under Irish law, neither we nor any of our subsidiaries may make market purchases or overseas market purchases of our ordinary shares without shareholder approval. Accordingly, shareholders are being asked to authorize us, or any of our subsidiaries, to make market purchases or overseas market purchases of up to 10% of our issued shares. If adopted, this authority will expire at the close of business on September 1, 2018 unless renewed at the Annual General Meeting in 2018; we expect to propose renewal of this authorization at subsequent annual general meetings. Such purchases would be made only at price levels which the Board considers to be in the best interests of the shareholders generally, after taking into account our overall financial position.

Whether or not this proposed resolution is passed, we will retain the ability to effect repurchases as redemptions pursuant to our Articles of Association, although our subsidiaries are not able to effect market purchases in this manner. To date, our existing share repurchase program has been effected as redemptions pursuant to our Articles of Association.

In order for us or any of our subsidiaries to make market purchases or overseas market purchases of our ordinary shares, such shares must be purchased on a “recognized stock exchange”. The NYSE, on which our ordinary shares are listed, is specified as a recognized stock exchange for this purpose by Irish law. The general authority, if approved by our shareholders, will become effective from the date of passing of the authorizing resolution.

Resolution

The text of the resolution in respect of Proposal 4 is as follows:

RESOLVED, that the Company and any subsidiary of the Company are hereby generally authorized to make market purchases or overseas market purchases of ordinary shares in the Company (“shares”) on such terms and conditions and in such manner as the Board of Directors of the Company may determine from time to time but subject to the provisions of the Companies Act 2014 and to the following provisions:

(a)
The maximum number of shares authorized to be acquired by the Company and/or any subsidiary of the Company pursuant to this resolution shall not exceed, in the aggregate, 11,813,729 ordinary shares of USD 0.20 each (which represents 10% of the Company’s issued ordinary shares as of our 2016 fiscal year end).

(b)
The maximum price to be paid for any ordinary share shall be an amount equal to 110% of the closing price on the New York Stock Exchange for the ordinary shares on the trading day preceding the day on which the relevant share is purchased by the Company or the relevant subsidiary of the Company, and the minimum price to be paid for any ordinary share shall be the nominal value of such share.

(c)
This general authority will be effective from the date of passing of this resolution and will expire eighteen months from the date of the passing of this resolution, unless previously varied, revoked or renewed by ordinary resolution in accordance with the provisions of section 1074 of the Companies Act 2014. The Company or any such subsidiary may, before such expiry, enter into a contract for the purchase of shares which would or might be executed wholly or partly after such expiry and may complete any such contract as if the authority conferred hereby had not expired.

Unless otherwise instructed, the proxies will vote “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 4

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PROPOSAL 5: AUTHORIZE THE PRICE RANGE AT WHICH THE COMPANY CAN RE-ALLOT SHARES THAT IT HOLDS AS TREASURY SHARES

We may, from time to time, re-allot shares purchased by us and not cancelled (“treasury shares”) in connection with our executive compensation program, our employee stock purchase plan and our other compensation programs.

Under Irish company law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury. In this proposal, that price range is expressed as a minimum and maximum percentage of the prevailing market price (as defined below). Under Irish law, this authorization expires after eighteen months unless renewed; accordingly, we expect to propose renewal of this authorization at subsequent annual general meetings.

The authority being sought from shareholders provides that the minimum and maximum prices at which an ordinary share held in treasury may be re-alloted are 95% and 120%, respectively, of the average closing price per ordinary share, as reported by the NYSE, for the thirty (30) trading days immediately preceding the proposed date of re-allotment. If an ordinary share is being re-allotted to satisfy an obligation under an employees' share scheme, the minimum price at which such share may be re-allotted will be the nominal value of such share. Any re-allotment of treasury shares will be at price levels that the Board considers in the best interests of our shareholders.

Special Resolution

The text of the resolution in respect of Proposal 5 (which is proposed as a special resolution) is as follows:

RESOLVED, that the re-allotment price range at which any treasury shares held by the Company may be re-alloted (including by way of re-allotment off-market) shall be as follows:

(a)	the maximum price at which such treasury share may be re-alloted shall be an amount equal to 120% of the “market price”; and

(b)
the minimum price at which a treasury share may be re-alloted shall be the nominal value of the share where such a share is required to satisfy an obligation under an employees' share scheme operated by the Company or, in all other cases, an amount equal to 95% of the “market price”; and

(c)
for the purposes of this resolution, the “market price” shall mean the average closing price per ordinary share of the Company, as reported by the New York Stock Exchange, for the thirty (30) trading days immediately preceding the proposed date of re-issuance.

FURTHER RESOLVED, that this authority to re-allot treasury shares shall expire at eighteen months after the date of the passing of this resolution unless previously varied or renewed in accordance with the provisions of Sections 109 and/or 1078 (as applicable) of the Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation) and is without prejudice or limitation to any other authority of the Company to re-allot treasury shares on-market.

Unless otherwise instructed, the proxies will vote “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 5

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PROPOSAL 6 - AMEND THE COMPANY’S: (a) MEMORANDUM OF ASSOCIATION TO MAKE CERTAIN ADMINISTRATIVE AMENDMENTS; AND (b) ARTICLES OF ASSOCIATION TO MAKE CERTAIN ADMINISTRATIVE AMENDMENTS

Proposal 6(a) sets out certain proposed amendments to our Memorandum of Association, and Proposal 6(b) sets out certain proposed amendments to our Articles of Association.

Under Irish law, any amendment to a public company’s Memorandum of Association must be voted on separately from any amendment to a public company’s Articles of Association. For that reason, we are asking shareholders to separately vote on Proposals 6(a) and 6(b); however, given the inextricable link between Proposals 6(a) and 6(b), each proposal is subject to the other being approved by shareholders, and as a result, both proposals will fail if either proposal does not pass.

Proposal 6(a): Proposed Amendments to the Company’s Memorandum of Association

Set out below is background information on the proposed amendments to our Memorandum of Association. The description of the following proposed amendments is only a summary and is qualified in its entirety by reference of the complete text of the proposed amendments, which is attached to this proxy statement as Part I of Appendix B. We urge you to read Part I of Appendix B in its entirety before casting your vote.

On June 1, 2015, the Companies Act 2014 (the “2014 Act”) took effect in Ireland. The 2014 Act is meant to consolidate and modernize company law in Ireland. Although the changes to Irish company law will not impact our day-to-day operations, we are proposing to make some administrative updates to our Memorandum of Association for the relevant new statutory section numbering and terms in the 2014 Act. None of the updates to our Memorandum of Association proposed to be made in connection with the 2014 Act will materially change the rights of our shareholders. The proposed amendments to our Memorandum of Association are each specifically described in the text of the resolution below, as required under Irish law.

As required under Irish law, the resolution in respect of Proposal 6(a) is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal 6(a) is subject to Proposal 6(b) being adopted. Therefore, unless shareholders approve Proposal 6(b), Proposal No. 6(a) will fail.

Special Resolution

The text of the resolution in respect of Proposal 6(a) (which is proposed as a special resolution) is as follows:

RESOLVED, that as a special resolution, subject to and conditional upon Proposal 6(b) set out in the proxy statement issued by the Company for this meeting (the “Proxy Statement”) being passed, the following amendments, as shown in Part I of Appendix B of the Proxy Statement, be made to the Memorandum of Association:

(a)	the Memorandum of Association be and is hereby amended by the deletion of the existing clause 2 and the substitution therefor of the following new clause 2:

“The Company is a public limited company for the purposes of Part 17 of the Companies Act 2014 (the “Act”).”

(b)
clause 3.14 of the Memorandum of Association be and is hereby amended by the deletion of the words “the Company’s holding company as defined by section 155 of the Companies Act 1963 (or any successor legislation) or a subsidiary, as therein defined of any such holding company” and the insertion in their place of the following:

“the Company’s holding company as defined by the Act, or a subsidiary, as defined in the Act of any such holding company”

Unless otherwise instructed, the proxies will vote “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 6(a)

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Proposal 6(b): Proposed Amendments to the Company’s Articles of Association

Set out below is background information on the proposed amendments to our Articles of Association pursuant to this proposal. The description of the following proposed amendments is only a summary and is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to this proxy statement as Part II of Appendix B. We urge you to read Part II of Appendix B in its entirety before casting your vote.

As outlined above, on June 1, 2015, the 2014 Act took effect in Ireland. Although the changes to Irish company law will not impact our day-to-day operations, in addition to the proposed amendments described above to our Memorandum of Association, we are proposing to make some administrative updates to our Articles of Association to reflect the 2014 Act. None of the updates to our Articles of Association proposed to be made in connection with the 2014 Act will materially change the rights of our shareholders.

As an example, the 2014 Act will automatically apply certain sections of the 2014 Act to us unless we explicitly opt-out. Given many of these sections either address matters that are already covered by our Articles of Association or are not applicable to us, we are proposing to amend our Articles of Association to explicitly opt-out of certain provisions, as permitted by the 2014 Act. For example, the 2014 Act includes a provision regarding the appointment of directors, which is already covered by existing provisions in our Articles of Association and we therefore recommend opting out of that provision.

Attached as Appendix A to this proxy statement is a table that sets out a summary of the optional provisions from which we propose to opt-out (Part I of Appendix A) and the optional provisions which we propose would not be disapplied (Part II of Appendix A), as well as certain other administrative amendments that we propose to make to our Articles of Association to address the adoption of the 2014 Act (Part III of Appendix A).

As required under Irish law, the resolution in respect of Proposal 6(b) is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal 6(b) is subject to Proposal 6(a) being adopted. Therefore, unless shareholders approve Proposal 6(a), Proposal 6(b) will fail.

Special Resolution

The text of the resolution in respect of Proposal 6(b) (which is proposed as a special resolution) is as follows:

RESOLVED that as a special resolution that, subject to and conditional upon Proposal 6(a) set out in the proxy statement issued by the Company for this meeting (the “Proxy Statement”) being passed, the Articles of Association be and are hereby amended in the manner provided in Part II of Appendix B of the Proxy Statement.

Unless otherwise instructed, the proxies will vote “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 6(b)

PROPOSAL 7: APPROVE THE REDUCTION OF COMPANY CAPITAL

It is common for Irish companies to seek shareholder approval to create additional “distributable reserves”. Under Irish law, we may repurchase or redeem our shares or pay dividends or make other distributions to our shareholders only out of our distributable reserves, which generally means our accumulated realized profits less accumulated realised losses and includes reserves created by way of capital reduction. As a result of repurchasing and redeeming shares under our share repurchase programs, our distributable reserves have been significantly reduced and, as of September 30, 2016, we had approximately $1.85 billion of distributable reserves. However, we have accumulated significant share premium (approximately $4.0 billion as of September 30, 2016), which is not considered part of distributable reserves under Irish law.

In this proposal, shareholders are being asked to approve a reduction of our company capital by the entire balance of our share premium account as at December 30, 2016 or such other lesser amount as the Board of Directors or

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the Irish High Court may determine, to create additional “distributable reserves” in order to give us greater flexibility with respect to allocating our capital and allow us to continue repurchasing or redeeming our shares or to pay dividends or make other distributions to our shareholders.
If shareholders approve this proposal, we will seek the Irish High Court’s confirmation as soon as practicable. Although we are not aware of any reason why the Irish High Court would not approve the creation of distributable reserves, such approval is within their discretion and there is no guarantee of such confirmation. In addition, even if shareholders approve this proposal and the Irish High Court approves the creation of distributable reserves, there is no guarantee that share repurchases and/or share redemptions will occur or that dividends will be paid to shareholders. Share repurchases, if any, will depend on prevailing market conditions, our liquidity requirements and other factors and we currently do not anticipate paying any cash dividends for the foreseeable future.

As required under Irish law, the resolution in respect of Proposal 7 is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast.

Special Resolution

The text of the resolution in respect of Proposal 7 (which is proposed as a special resolution) is as follows:

RESOLVED, that as a special resolution, subject to and with the consent of the Irish High Court:

(a)
in accordance with the provisions of section 84 of the Companies Act 2014, the company capital of the Company be reduced by the cancellation of the entire amount standing to the credit of the Company’s share premium account as at December 30, 2016 (the “Authorized Amount”) or such other lesser amount as the Board of Directors or the Irish High Court may determine and for the reserve resulting from the cancellation of the share premium to be treated as profits available for distribution as defined by section 117 of the Irish Companies Act 2014 (and/or any corresponding provision of any amended or replacement legislation); and

(b)
the Board of Directors, acting through one or more of the Company’s directors, secretaries or executive officers, be and is hereby authorized on behalf of the Company, to proceed to seek the confirmation of the Irish High Court to a reduction of company capital by the Authorized Amount or such lesser amount as the Board of Directors or the Irish High Court may determine.

Unless otherwise instructed, the proxies will vote “FOR” this resolution.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE RESOLUTION SET FORTH IN PROPOSAL 7

OTHER MATTERS

Presentation of Irish Statutory Accounts

Our Irish Statutory Accounts for the fiscal year ended September 30, 2016, including the reports of the Directors and auditors thereon, will be presented at the Annual General Meeting. Our Irish Statutory Accounts have been approved by the Board of Directors. There is no requirement under Irish law that such statements be approved by shareholders, and no such approval will be sought at the Annual General Meeting. Our Irish Statutory Accounts are available with the Proxy Statement and our Annual Report at www.proxyvote.com and in the Investor Relations section of our website at www.mallinckrodt.com.

Registered and Principal Executive Offices

Our registered office is located at College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, Ireland. The telephone number there is +353 1 820-7940. Our principal executive offices are located at 3 Lotus Park, The Causeway, Staines-Upon-Thames, Surrey TW18 3AG, United Kingdom. The telephone number there is +44 017 8463 6700.

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Table of Contents	OTHER MATTERS

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OTHER MATTERS

Shareholder Proposals for the 2018 Annual General Meeting

In accordance with the rules established by the SEC, as well as under the provisions of our Articles of Association, any shareholder proposal submitted pursuant to Rule 14a-8 under the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) intended for inclusion in the Proxy Statement for next year’s Annual General Meeting must be received by us no later than September ●, 2017. Such proposals should be sent to our Company Secretary at Mallinckrodt plc, 3 Lotus Park, The Causeway, Staines-Upon-Thames, Surrey TW18 3AG, United Kingdom. To be included in the Proxy Statement, the proposal must comply with the requirements as to form and substance established by the SEC and our Articles of Association and must be a proper subject for shareholder action under Irish law.

A shareholder may otherwise propose business for consideration or nominate persons for election to the Board in compliance with U.S. federal proxy rules, Irish law and other legal requirements, without seeking to have the proposal included in our Proxy Statement pursuant to Rule 14a-8 under the Exchange Act. To bring a proposal before next year’s annual general meeting, a shareholder must deliver written notice of the proposed business to our Company Secretary at our registered office not earlier than the close of business on November 1, 2017 and not later than the close of business on December 1, 2017 and otherwise comply with the requirements of our Articles of Association.

United States Securities and Exchange Commission Reports

Copies of our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, as filed with the SEC (without exhibits), are available to shareholders free of charge on our website at www.mallinckrodt.com or by writing to our Company Secretary at Mallinckrodt plc, 3 Lotus Park, The Causeway, Staines-Upon-Thames, Surrey TW18 3AG, United Kingdom.

Delivery of Documents to Shareholders Sharing an Address

If you have requested a paper copy of our proxy materials, our Annual Report, including our audited financial statements for the year ended September 30, 2016, is being mailed to you along with this Proxy Statement. In order to reduce printing and postage costs, only one Annual Report and one Proxy Statement will be mailed to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Annual Report and one Proxy Statement, we will deliver promptly a separate copy of such documents to any shareholder who contacts us at +44 017 8463 6700 or sends a written request to Mallinckrodt plc, 3 Lotus Park, The Causeway, Staines-Upon-Thames, Surrey TW18 3AG, United Kingdom, Attention: Company Secretary. If your household is receiving multiple copies of our annual reports or proxy statements and you wish to request delivery of a single copy, you may send a written request to Mallinckrodt plc, 3 Lotus Park, The Causeway, Staines-Upon-Thames, Surrey TW18 3AG, United Kingdom, Attention: Company Secretary.

General

Your proxy is solicited on behalf of the Board of Directors. Unless otherwise directed, proxies held by the Chief Executive Officer, the General Counsel and the Company Secretary will be voted at the Annual General Meeting (or an adjournment or postponement thereof), FOR Proposals 1 — 7. If any matter other than those described in this Proxy Statement properly comes before the Annual General Meeting, or with respect to any adjournment or postponement thereof, the Chief Executive Officer, the General Counsel or the Company Secretary will vote the ordinary shares represented by such proxies in accordance with his discretion.

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Table of Contents	APPENDIX A

APPENDIX A

SUMMARY OF CHANGES TO THE ARTICLES OF ASSOCIATION

Part I

OPTIONAL PROVISIONS OF THE 2014 ACT FROM WHICH THE COMPANY PROPOSES TO OPT-OUT

The Companies Act 2014 of Ireland (the “2014 Act”) adopts a new approach in regard to the articles of association of all companies. Instead of providing for an optional model set of articles of association as was done with Table A of the First Schedule of the Irish Companies Act 1963 (“Table A”), the 2014 Act now contains specific sections which apply to all companies unless the articles of association specifically exclude them. As these provisions deal with matters which are already specifically provided for in the Company’s existing Articles of Association (which also disapply the model set of articles of association in Table A), it is necessary to include a new provision in the opening clause of the revised Articles of Association in order to disapply the appropriate optional sections of the 2014 Act. Table A is no longer relevant and as such it is no longer necessary to continue with its disapplication in Article 1 of the Company’s Articles of Association.

A summary of each of the sections of the 2014 Act which are therefore being specifically excluded by the Articles is as set out in the table below:

Sections of the 2014 Act to be disapplied	Currently covered in Articles	Subject matter/reason for disapplication of relevant provision(s) in the 2014 Act
43(2) and (3)	116	Sections 43(2) and (3) deal with the use of the common seal of a company. These sub-sections are being disapplied as provisions for the use of the Company’s common seal are made in Article 116.
65(2) to 62(7)	Not applicable
Sections 65(2) to (7) deal with the power of a company to convert shares into stock and reconvert stock into shares. These sections are being disapplied as they are not contemplated in the Company’s existing Articles of Association and the intention is to preserve the status quo.

66(4)	4	Section 66(4) deals with the allotment of redeemable shares. This section is being disapplied as the matter is already provided for in Article 4.
77 to 81	9, 14 and 15
Sections 77 to 81 deal with the making of calls in respect of unpaid amounts due on shares issued by a company, liens on shares and forfeiture of shares. These sections are being disapplied as such matters are already provided for in Articles 9, 14 and 15.

94(8)	16 and 17
Section 94(8) deals with the instrument of transfer for shares and the regulation of such instruments under the Stock Transfer Act 1963. This section is being disapplied as the matter is already provided for in Articles 16 and 17.

95(1)	18	Section 95(1) deals with restrictions on the transfer of shares. This section is being disapplied as the matter is already provided for in Article 18.
96(2) to (11)	24 to 27	Sections 96(2) to (11) deal with transmission of shares in a company. These sections are being disapplied as the matter is already provided for in Articles 24 to 27.
124 and 125	117 to 126	Sections 124 and 125 deal with the declaration and payment of dividends by a company. These sections are being disapplied as such matters are already provided for in Articles 117 to 126.
126	129 to 132
Section 126 deals with the capitalisation of a company’s reserves for the purposes of making bonus issues of shares. This section is being disapplied as the matter is already provided for in Article 129 to 132.

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APPENDIX A

136(1)	Not applicable
Section 136(1) applies where the constitution of a company requires a director to hold a specific share qualification. This section is being disapplied as the Articles previously disapplied the statutory default under Table A requiring a minimum shareholding qualification for directors.

144(3) and 144(4)	99 to 102 and 104 to 105	Sections 144(3) and 144(4) deal with the appointment of directors. This section is being disapplied as the matter is already provided for in Articles 99 to 102 and 104 to 105.
148(2)	98 and 103
Section 148(2) deals with how the office of a director may be vacated before the end of the appointed term. This section is being disapplied as the matter is already provided for in Articles 98 and 103.

158 to 165 (excluding 161(7) which is not applicable to the Company)	87 to 97 and 106 to 115
Sections 158 to 165 deal with a board’s power of management and delegation, the appointment of a managing director, the establishment of board committee and matters relating to board procedure. These sections are being disapplied as such matters are already provided for in Articles 87 to 97 and 106 to 115. The previous disapplication of the ability to appoint alternate directors has been retained.

178(2)	51
Section 178(2) deals with the convening of extraordinary general meetings by shareholders holding 50% or more of the paid up share capital of the Company. This section is being disapplied as the manner in which general meetings may be convened by members is addressed in Article 34, including the ability of shareholders holding 10% or more of the paid up share capital of the Company to requisition the board to convene such a meeting.

180(5), 181(1) and 181(6)	37 and 38
Sections 180(5), 181(1) and 181(6) deal with how notices of general meetings are given and who is entitled to receive such notices. These sections are being disapplied as such matters are already provided for in Articles 37 and 38.

182(2), (4) and (5)	44 and 45	Sections 182(2), (4) and (5) deal with the quorum requirements for a general meeting of a company. These sections are being disapplied as the matter is already provided for in Articles 44 and 45.
183(3)	74	Section 183(3) is being disapplied as otherwise it would prohibit the appointment of multiple proxies which is expressly permitted by Article 7.
186(c)	39	Section 186(c) deals with two aspects of the business of the annual general meeting (appointment of auditors and declaring of dividends) which are already provided for in Article 39.
187 and 188	39 to 80
Sections 187(2) - (8) and 188(2) - (8) deal with the conduct of general meetings and voting at such meetings. These sections are being disapplied as provision for such matters are already provided for in Articles 39 to 80

218(1), (3), (4) and (5)	134 to 139	Sections 218(1), (3), (4) and (5) deal with the service of notice on members of a company. These sections are being disapplied as the matter is already provided for in Articles 134 to 139.
229(1), 230 and 1113	90 to 94	Sections 229(1), 230 and 1113 deal with potential conflicting interests of directors. These sections are being disapplied as the matter is provided for in Articles 90 to 94.
338(5) and (6) and 339(7)	127
Sections 338(5) and (6) and 339(7) deal with delivery of statutory financial statements via the website of a company and by using electronic communications. These sections are being disapplied as such matters are already provided for in Article 127.

618(1)(b)	140	Section 618(1)(b) deals with the distribution of property on a winding up of a company. This section is being disapplied as the matter is already provided for in Article 140.

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Table of Contents	APPENDIX A

620(8)	126	Section 620(8) stipulates the timeframe for claiming dividends. This section is being disapplied as the matter is already provided for in Article 126.
1090	99 to 101	Section 1090 deals with the rotation of directors. This section is being disapplied as such matter is provided for in Articles 99 to 101.
1092(2) and (3)	82, 83 and 92	Sections 1092 deals with the remuneration of directors. This section is being disapplied as this matter is already provided for in Articles 82, 83 and 92.
1093 and 193(1)	80	Section 1093 deals with written resolutions of members. This section is being disapplied as this matter is already provided for in Article 80.

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APPENDIX A

PART II

OPTIONAL PROVISIONS OF THE 2014 ACT NOT TO BE DISAPPLIED

Sections of the 2014 Act not to be disapplied	Subject matter/reason for non-disapplication of relevant provisions in the 2014 Act
83 and 84	Sections 83 and 84 are being retained as they contain the powers necessary for a company to implement capital reductions and capital variations under the 2014 Act.

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Table of Contents	APPENDIX A

PART III

SUMMARY OF OTHER AMENDMENTS BEING MADE RELATING TO THE INTRODUCTION OF THE 2014 ACT OR FOR ADMINISTRATIVE REASONS

Amendment	Reason for amendment
All references to the old Irish company law statutes, which were repealed when the 2014 Act became effective on June 1, 2015 are replaced by references to the 2014 Act	To ensure that our Articles of Association are consistent with the statutory references in the 2014 Act.
Amendment of definition of “Act" and “Acts” in Article 2(a)	The inclusion of new definitions of “Act” and “Acts” in Article 2(a) to properly reference the new company law legislation.
Inclusion of “any duplicate seal” in definition of “the seal” in Article 2(a)
This is to provide clarity that in the event that there is more than one company seal in existence, they will all be treated as the common seal of the Company in accordance with Section 43(a) of the 2014 Act.

Amendment of definition of “Secretary” in Article 2(a)	Section 129 of the 2014 Act expressly permits the appointment of joint secretaries. The definition of “Secretary” has been amended to clarify that it includes such joint secretaries.
Insert references to undenominated capital
In various places in the Articles of Association, the expression “undenominated capital” is being inserted as this expression is now used in the 2014 Act to refer to that part of a company’s capital which is not represented by the nominal (or par) value paid up on a company’s issued shares.

Article 3(e)
For the avoidance of doubt and to provide maximum flexibility in relation to the provisions of the 2014 Act regarding the acquisition by the Company of its own shares, the following wording has been added to the beginning of Article 3(e)  Unless the Board specifically resolves to treat such acquisition as a purchase for the purposes of the Acts”. This additional wording acknowledges that the Company has the ability to make purchases of its own shares (as opposed to redemption of such shares). The article has also makes express that no additional shareholder resolution is required to effect the conversion of an ordinary share to a redeemeable share upon an acquisition.

Article 8(a)
For the avoidance of doubt, the ability to issue shares by a duly authorized committee or other delegated person by the board is now made explicit. The ability to issue shares at less than par in all the circumstances permitted under the 2014 Act (including pursuant to share plans) is also made explicit.

Article 8(c)
Article 8(c) is being amended to maintain the status quo of the power of the Directors to allot and issue relevant securities is to expire five years from 27 June 2013, being the date on which the Articles of Association were adopted by the Company. Article 8(c) has also been updated to reflect the defined term of “relevant securities” under the 2014 Act

Article 13	The prohibition on the Company providing financial assistance for the acquisition of its own shares has been updated to reflect the revised terms of the prohibition under the 2014 Act.
Article 16(a)	Article 16(a) has been updated to track the requirement under section 94(2) of the 2014 Act that the signatory of the transferee is required for the transfers of partly paid shares.

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APPENDIX B

APPENDIX B

THE 2014 ACT AMENDMENTS TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION

Note: The amendments set out in this Appendix B are reflected as a comparison to the Memorandum and Articles of the Company as at the date of this proxy statement.

Part I

IRISH COMPANIES ACT AMENDMENTS TO MEMORANDUM OF ASSOCIATION

Companies ~~Acts 1963 to 2012~~Act 2014

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM and ARTICLES OF ASSOCIATION

of

MALLINCKRODT PUBLIC LIMITED COMPANY

(as amended by Special Resolution passed on [ ] March 2017)

Dublin

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Table of Contents	APPENDIX B

Cert. No.: 522227

Companies ~~Acts 1963 to 2012~~Act 2014

A PUBLIC COMPANY LIMITED BY SHARES

~~MEMORANDUM OF ASSOCIATION~~
CONSTITUTION

of

MALLINCKRODT PUBLIC LIMITED COMPANY
MEMORANDUM OF ASSOCIATION

1.	The name of the Company is Mallinckrodt public limited company.

2.	The Company is ~~to be~~ a public limited company~~.~~ for the purposes of Part 17 of the Companies Act 2014 (the “Act”).

3.	The objects for which the Company is established are:

3.1
(a)    To carry on the business of a healthcare services development company operating in the healthcare field, and to design, manufacture, produce, supply and provide generic and branded pharmaceuticals, contrast media, radiopharmaceuticals, active pharmaceutical ingredients and dosage pharmaceuticals and other devices or products of a surgical, pharmaceutical, diagnostic, medical imaging or medical character necessary or suitable for the proper treatment of sick or injured persons or patients and to carry on business as merchants of and dealers in all supplies required for use in the treatment and care of the sick and injured and to do all things usually dealt in by persons carrying on the above mentioned businesses or any of them or likely to be required in connection with any of the said businesses.

(b)
To carry on the business of a holding company and to co-ordinate the administration, finances and activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company and in particular to carry on in all its branches the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

(c)	To acquire the entire issued share capital of Mallinckrodt International Finance S.A., a Luxembourg registered company and Mallinckrodt Belgium BVBA, a Belgian registered company.

3.2
To acquire shares, stocks, debentures, debenture stock, bonds, obligations and securities by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

3.3
To facilitate and encourage the creation, issue or conversion of and to offer for public subscription debentures, debenture stocks, bonds, obligations, shares, stocks, and securities and to act as trustees in connection with any such securities and to take part in the conversion of business concerns and undertakings into companies.

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APPENDIX B

3.4
To purchase or by any other means acquire any freehold, leasehold or other property and in particular lands, tenements and hereditaments of any tenure, whether subject or not to any charges or incumbrances, for any estate or interest whatever, and any rights, privileges or easements over or in respect of any property, and any buildings, factories, mills, works, wharves, roads, machinery, engines, plant, live and dead stock, barges, vessels or things, and any real or personal property or rights whatsoever which may be necessary for, or may conveniently be used with, or may enhance the value or property of the Company, and to hold or to sell, let, alienate, mortgage, charge or otherwise deal with all or any such freehold, leasehold, or other property, lands, tenements or hereditaments, rights, privileges or easements.

3.5	To sell or otherwise dispose of any of the property or investments of the Company.

3.6
To establish and contribute to any scheme for the purchase of shares in the Company to be held for the benefit of the Company’s employees and to lend or otherwise provide money to such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

3.7
To grant, convey, transfer or otherwise dispose of any property or asset of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof and whether by way of gift or otherwise as the Directors shall deem fit and to grant any fee, farm grant or lease or to enter into any agreement for letting or hire of any such property or asset for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Directors shall deem appropriate.

3.8
To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for limiting competition or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.

3.9
To apply for, purchase or otherwise acquire any patents, brevets d’invention, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other information as to any invention which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property, rights or information so acquired.

3.10
To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly to benefit this Company.

3.11	To invest and deal with the moneys of the Company not immediately required upon such securities and in such manner as may from time to time be determined.

3.12
To lend money to and guarantee the performance of the contracts or obligations of any company, firm or person, and the repayment of the capital and principal of, and dividends, interest or premiums payable on, any stock, shares and securities of any company, whether having objects similar to those of this Company or not, and to give all kinds of indemnities.

3.13
To engage in currency exchange and interest rate transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange or interest rate hedging

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Table of Contents	APPENDIX B

arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other exposure or for any other purpose.

3.14
To guarantee, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined by ~~section 155 of~~ the ~~Companies Act, 1963 (or any successor legislation)~~Act, or a subsidiary, as ~~therein~~ defined in the Act of any such holding company or otherwise associated with the Company in business.

3.15
To borrow or secure the payment of money in such manner as the Company shall think fit, and in particular by the issue of debentures, debenture stocks, bonds, obligations and securities of all kinds, either perpetual or terminable and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing by trust deed, mortgage, charge, or lien upon the whole or any part of the Company’s property or assets (whether present or future) including its uncalled capital, and also by a similar trust deed, mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

3.16	To draw, make, accept, endorse, discount, execute, negotiate and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

3.17
To subscribe for, take, purchase or otherwise acquire and hold shares or other interests in, or securities of any other company having objects altogether or in part similar to those of this Company, or carrying on any business capable of being conducted so as directly or indirectly to benefit this Company.

3.18
To hold in trust as trustees or as nominees and to deal with, manage and turn to account, any real or personal property of any kind, and in particular shares, stocks, debentures, securities, policies, book debts, claims and chases in actions, lands, buildings, hereditaments, business concerns and undertakings, mortgages, charges, annuities, patents, licences, and any interest in real or personal property, and any claims against such property or against any person or company.

3.19
To constitute any trusts with a view to the issue of preferred and deferred or other special stocks or securities based on or representing any shares, stocks and other assets specifically appropriated for the purpose of any such trust and to settle and regulate and if thought fit to undertake and execute any such trusts and to issue, dispose of or hold any such preferred, deferred or other special stocks or securities.

3.20
To give any guarantee in relation to the payment of any debentures, debenture stock, bonds, obligations or securities and to guarantee the payment of interest thereon or of dividends on any stocks or shares of any company.

3.21
To construct, erect and maintain buildings, houses, flats, shops and all other works, erections, and things of any description whatsoever either upon the lands acquired by the Company or upon other lands and to hold, retain as investments or to sell, let, alienate, mortgage, charge or deal with all or any of the same and generally to alter, develop and improve the lands and other property of the Company.

3.22
To provide for the welfare of persons in the employment of or holding office under or formerly in the employment of or holding office under the Company including Directors and ex-Directors of the Company and the wives, widows and families, dependants or connections of such persons by grants of money, pensions or other payments and by forming and contributing to pension, provident or benefit funds or profit sharing or co-partnership schemes for the benefit of such persons and to form, subscribe to or otherwise aid charitable, benevolent, religious, scientific, national or other institutions, exhibitions or objects which shall have any moral or other claims to support or aid by the Company by reason of the locality of its operation or otherwise.

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   B-4

APPENDIX B

3.23
To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

3.24
To enter into and carry into effect any arrangement for joint working in business or for sharing of profits or for amalgamation with any other company or association or any partnership or person carrying on any business within the objects of the Company.

3.25
To distribute in specie or otherwise as may be resolved, any assets of the Company among its members and in particular the shares, debentures or other securities of any other company belonging to this Company or of which this Company may have the power of disposing.

3.26
To vest any real or personal property, rights or interest acquired or belonging to the Company in any person or company on behalf of or for the benefit of the Company, and with or without any declared trust in favour of the Company.

3.27
To transact or carry on any business which may seem to be capable of being conveniently carried on in connection with any of these objects or calculated directly or indirectly to enhance the value of or facilitate the realisation of or render profitable any of the Company’s property or rights.

3.28
To accept stock or shares in or debentures, mortgages or securities of any other company in payment or part payment for any services rendered or for any sale made to or debt owing from any such company, whether such shares shall be wholly or partly paid up.

3.29
To pay all costs, charges and expenses incurred or sustained in or about the promotion and establishment of the Company or which the Company shall consider to be preliminary thereto and to issue shares as fully or in part paid up, and to pay out of the funds of the Company all brokerage and charges incidental thereto.

3.30	To procure the Company to be registered or recognised in any part of the world.

3.31
To do all or any of the matters hereby authorised in any part of the world or in conjunction with or as trustee or agent for any other company or person or by or through any factors, trustees or agents.

3.32	To make gifts or grant bonuses to the Directors or any other persons who are or have been in the employment of the Company including substitute ~~and alternate~~ directors.

3.33	To do all such other things that the Company may consider incidental or conducive to the attainment of the above objects or as are usually carried on in connection therewith.

3.34	To carry on any business which the Company may lawfully engage in and to do all such things incidental or conducive to the business of the Company.

3.35	To make or receive gifts by way of capital contribution or otherwise.
The objects set forth in any sub-clause of this clause shall be regarded as independent objects and shall not, except where the context expressly so requires, be in any way limited or restricted by reference to or inference from the terms of any other sub-clause, or by the name of the Company. None of such sub-clauses or the objects therein specified or the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects mentioned in the first sub-clause of this clause, but the Company shall have full power to exercise all or any of the powers conferred by any part of this clause in any part of the world notwithstanding that the business, property or acts proposed to be transacted, acquired or performed do not fall within the objects of the first sub-clause of this clause.

NOTE:
It is hereby declared that the word “company” in this clause, except where used in reference to this Company shall be deemed to include any partnership or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and the intention is that the objects

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Table of Contents	APPENDIX B

specified in each paragraph of this clause shall except where otherwise expressed in such paragraph be in no way limited or restricted by reference to or inference from the terms of any other paragraph.

4.
The share capital of the Company is US$200,000,000 and €40,000 divided into 500,000,000 Ordinary Shares of US$0.20 each, 500,000,000 Preferred Shares of US$0.20 each and 40,000 Ordinary A Shares of €1.00 each.

5.	The liability of the members is limited.

6.
The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

We, the several persons whose names and addresses are subscribed, wish to be formed into a company in pursuance of this memorandum of association and we agree to take the number of shares in the capital of the company set opposite our respective names.

Names, addresses and descriptions of subscribers	Number of shares taken by each subscriber

J. MCGOWAN-SMYTH
For and on behalf of
Fand Limited                         One Ordinary Share
Arthur Cox Building
Earlsfort Terrace
Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of
DIJR Nominees Limited                      One Ordinary Share
Arthur Cox Building
Earlsfort Terrace
Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of                     One Ordinary Share
AC Administration Services Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of
Arthur Cox Nominees Limited                 One Ordinary Share
Arthur Cox Building
Earlsfort Terrace
Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of
Arthur Cox Registrars Limited                 One Ordinary Share

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   B-6

APPENDIX B

Arthur Cox Building
Earlsfort Terrace
Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of
Arthur Cox Trust Services Limited             One Ordinary Share
Arthur Cox Building
Earlsfort Terrace
Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of
Arthur Cox Trustees Limited                   One Ordinary Share
Arthur Cox Building
Earlsfort Terrace
Dublin 2
Solicitor

Dated 21 December 2012

Witness to the above signatures:

Name:        MAIREAD FOLEY

Address:        ARTHUR COX BUILDING
EARLSFORT TERRACE
DUBLIN 2

Occupation:    COMPANY SECRETARY

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Table of Contents	APPENDIX B

Part II

IRISH COMPANIES ACT AMENDMENTS TO ARTICLES OF ASSOCIATION

COMPANIES ~~ACTS 1963 TO 2012~~ACT 2014

A PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

-of-

MALLINCKRODT PUBLIC LIMITED COMPANY

(as amended by Special Resolution passed on [ ] March 2017)

PRELIMINARY

1.
(a)    The provisions set out in these articles of association shall constitute the whole of the regulations applicable to the Company and no “optional provision” as defined by section 1007(2) of the Act with the exception of Sections 83 and 84 of the Act shall apply to the Company.

(b)	~~1. The~~For the avoidance of doubt, the regulations contained in Table A in the First Schedule to the Companies Act, 1963 shall not apply to the Company.

2.	(a) ~~2. (a)~~ In these articles:
“~~1983~~ Act” means the Companies ~~(Amendment)~~ Act ~~1983.~~
~~“1990 Act” means the Companies Act 1990 (No. 33 of 1990).“Act” means the Companies Act, 1963 (No. 33 of 1963) as amended by the Companies Acts 1977 to 2012 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, the Companies (Amendment) Act 2009, the Companies (Miscellaneous Provisions) Act 2009 and the Companies (Amendment) Act 2012, all enactments which are to be read as one with, or construed or read together as one with, the Acts~~2014 and every statutory modification and re-enactment thereof for the time being in force.
“Acts” means the ~~Companies Acts 1963 to 2005 and Parts 2 and 3 of the Investment Funds, Companies and Miscellaneous Provisions Act 2006, the Companies (Amendment) Act 2009, the Companies (Miscellaneous Provisions) Act 2009 and the Companies (Amendment) Act 2012,~~Act and all other enactments and statutory instruments which are to be read as one with, or construed or read together as one with~~,~~ the ~~Companies Acts~~Act and every statutory modification and re-enactment thereof for the time being in force.
“address” includes any number or address used for the purposes of communication by way of electronic mail or other electronic communication.
“Assistant Secretary” means any person appointed by the Secretary from time to time to assist the Secretary.
“Clear Days” in relation to the period of notice, means that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.
“Chairman” means the Director who is elected by the Directors from time to time to preside as chairman at all meetings of the Board and at general meetings of the Company.

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APPENDIX B

“electronic communication” has the meaning given to those words in the Electronic Commerce Act 2000.
“electronic signature” has the meaning given to those words in the Electronic Commerce Act 2000.
“Ordinary Resolution” means an ordinary resolution of the Company’s members within the meaning ~~of section 141~~ of the Act.
“public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
“Redeemable Shares” means redeemable shares in accordance with ~~section 206 of~~ the ~~1990~~ Act.
“Register” means the register of members to be kept as required in accordance with ~~section 116 of~~ the Act.
“Special Resolution” means a special resolution of the Company’s members within the meaning ~~of section 141~~ of the Act.
“the Company” means the company whose name appears in the heading to these articles.
“the Directors” or “the Board” means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.
“the Group” means the Company and its subsidiaries from time to time and for the time being.
“the Holder” in relation to any share, means the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares.
“the Office” means the registered office from time to time and for the time being of the Company.
“the seal” means the common seal of the Company~~.~~ and any duplicate of such common seal of the Company.
“the Secretary” means any person appointed to perform the duties of the secretary of the Company and includes any joint secretary.
“these articles” means the articles of association of which this article 2 forms part, as the same may be amended and may be from time to time and for the time being in force.

(b)
Expressions in these articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these articles and/or where it constitutes writing in electronic form sent to the Company, and the Company has agreed to its receipt in such form. Expressions in these articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these articles referring to receipt of any electronic communications shall, unless the contrary intention appears, be limited to receipt in such manner as the Company has approved.

(c)
Unless the contrary intention appears, words or expressions contained in these articles shall bear the same meaning as in the Acts or in any statutory modification thereof in force at the date at which these articles become binding on the Company.

(d)	A reference to a statute or statutory provision shall be construed as a reference to the laws of Ireland unless otherwise specified and includes:

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Table of Contents	APPENDIX B

(i)	any subordinate legislation made under it including all regulations, by-laws, orders and codes made thereunder;

(ii)	any repealed statute or statutory provision which it re~~-~~‑enacts (with or without modification); and

(iii)	any statute or statutory provision which modifies, consolidates, re~~-~~‑enacts or supersedes it.

(e)
The masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.

(f)	Reference to US$, USD, or dollars shall mean the currency of the United States of America and to €, euro, EUR or cent shall mean the currency of Ireland.
SHARE CAPITAL AND VARIATION OF RIGHTS

3.
(a)    The share capital of the Company is US$200,000,000 and €40,000 divided into 500,000,000 ordinary shares of US$0.20 each, 500,000,000 preferred shares of US$0.20 each and 40,000 ordinary A shares of €1.00 each.

(b)	The rights and restrictions attaching to the ordinary shares shall be as follows:

(i)
subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and/or to vote at a general meeting, the right to attend and speak at any general meeting of the Company and to exercise one vote per ordinary share held at any general meeting of the Company;

(ii)	the right to participate pro rata in all dividends declared by the Company; and

(iii)	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.
The rights attaching to the ordinary shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3(d).

(c)	The Directors may issue and allot ordinary A shares subject to the rights, privileges, limitations and restrictions set out in this article 3(c):

(i)	Income
The holder of an ordinary A share shall not be entitled to receive any dividend or distribution declared, made or paid or any return of capital (save as provided for in this article) and shall not entitle its holder to any further or other right of participation in the assets of the Company.

(ii)	Capital
On a winding up of, or other return of capital (other than on a redemption of any class of shares in the capital of the Company) by the Company, the holders of ordinary A shares shall be entitled to participate in such return of capital or winding up of the Company, such entitlement to be limited to the repayment of the amount paid up or credited as paid up on such ordinary A shares and shall be paid only after the holders of ordinary shares shall have received payment in respect of such amount as is paid up or credited as paid up on those ordinary shares held by them at that time, plus the payment in cash of $100,000,000 on each such ordinary share.

(iii)	Acquisition of Ordinary A Shares
The Company as agent for the holders of ordinary A shares shall have the irrevocable authority to authorise and instruct the Secretary (or any other person appointed for the purpose by the

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APPENDIX B

Directors) to acquire, or to accept the surrender of, the ordinary A shares for no consideration and to execute on behalf of such holders such documents as are necessary in connection with such acquisition or surrender, and pending such acquisition or surrender to retain the certificates, to the extent issued, for such ordinary A shares. Any request by the Company to acquire, or for the surrender of, any ordinary A shares may be made by the Directors depositing at the Office a notice addressed to such person as the Directors shall have nominated on behalf of the holders of ordinary A shares. A person whose shares have been acquired or surrendered in accordance with this article shall cease to be a member in respect of such ordinary A shares but shall notwithstanding remain liable to pay the Company all monies which, at the date of acquisition or surrender, were payable by him or her to the Company in respect of such shares, but his or her liability shall cease if and when the Company has received payment in full of all such monies in respect of such shares. A notice issued pursuant to this paragraph shall be deemed to be validly issued notwithstanding the provisions of articles 134 to 139 inclusive.

(iv)	Voting
The holders of ordinary A shares shall not be entitled to receive notice of, nor attend, speak or vote at, any general meeting.
The rights attaching to the ordinary A shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3(d).

(d)
The Directors are authorised to issue all or any of the authorised but unissued preferred shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be:

(i)
redeemable at the option of the Company, or the Holders, or both, with the manner of the redemption to be set by the Board, and redeemable at such time or times, including upon a fixed date, and at such price or prices;

(ii)
entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes of shares or any other series;

(iii)	entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company; or

(iv)
convertible into, or exchangeable for, shares of any other class or classes of shares, or of any other series of the same or any other class or classes of shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors determine, which rights and restrictions may be as stated in such resolution or resolutions of the Directors as determined by them in accordance with this article 3(d). The Board may at any time before the allotment of any preferred share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares.
The rights conferred upon the Holder of any pre-existing shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of preferred shares in accordance with this article 3(d).

(e)
~~An ordinary share~~Unless the Board specifically resolves to treat such acquisition as a purchase for the purposes of the Act, an Ordinary Share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and

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Table of Contents	APPENDIX B

any third party pursuant to which the Company acquires or will acquire ~~ordinary shares~~Ordinary Shares, or an interest in ~~ordinary shares~~Ordinary Shares, from such third party~~.~~ and the Company is hereby authorised to enter into any such agreement, transaction or trade. In these circumstances, the acquisition of such shares or interest in shares by the Company shall constitute the redemption of a Redeemable Share in accordance with ~~Part XI of~~ the ~~1990~~ Act. No resolution, whether special or otherwise, shall be required to be passed to deem any Ordinary Share a Redeemable Share, or to authorise the redemption of such a Redeemable Share and once deemed to be a Redeemable Share such share shall be redeemable at the instance of the Company.

4.	Subject to the provisions of ~~Part XI of~~ the ~~1990~~ Act and the other provisions of this article, the Company may:

(a)
pursuant to ~~section 207 of~~ the ~~1990~~ Act, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the member on such terms and in such manner as may be determined by the Company in general meeting (by Special Resolution) on the recommendation of the Directors; or

(b)
subject to and in accordance with the provisions of the Acts and without prejudice to any relevant special rights attached to any class of shares pursuant to ~~section 211 of~~ the ~~1990~~ Act, purchase any of its own shares (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between members or members of the same class) and may cancel any shares so purchased or hold them as treasury shares (as defined in ~~section 209 of~~ the ~~1990~~ Act) and may reissue any such shares as shares of any class or classes.

5.
Without prejudice to any special rights previously conferred on the Holders of any existing shares or class of shares, any share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

6.
(a)    Without prejudice to the authority conferred on the Directors pursuant to article 3 to issue preferred shares in the capital of the Company, if at any time the share capital is divided into different classes of shares, the rights attached to any class may, whether or not the Company is being wound up, be varied or abrogated with the consent in writing of the Holders of three-fourths of the issued shares in that class, or with the sanction of a Special Resolution passed at a separate general meeting of the Holders of the shares of that class, provided that, if the relevant class of Holders has only one Holder, that person present in person or by proxy, shall constitute the necessary quorum. To every such meeting the provisions of article 35 shall apply.

(b)
The redemption or purchase of preferred shares or any class of preferred shares shall not constitute a variation of rights of the preferred Holders where the redemption or purchase of the preferred shares has been authorised solely by a resolution of the ordinary Holders.

(c)	The issue, redemption or purchase of any of the 500,000,000 preferred shares of US$0.20 shall not constitute a variation of the rights of the Holders of ~~ordinary shares~~Ordinary Shares.

(d)
The issue of preferred shares or any class of preferred shares which rank pari passu with, or junior to, any existing preferred shares or class of preferred shares shall not constitute a variation of the existing preferred shares or class of preferred shares.

7.
The rights conferred upon the Holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8.
(a)    Subject to the provisions of these articles relating to new shares, the shares shall be at the disposal of the Directors (and/or by a committee of the Directors or by any other person where such committee or person is so authorised by the Directors), and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount save in accordance with ~~sections 26(5) and 28 of~~ the

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APPENDIX B

~~1983~~ Act, and so that, ~~in the case of shares offered to the public for subscription,~~save where the Act permits otherwise, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

(b)
Subject to any requirement to obtain the approval of members under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

(c)
The Directors are, for the purposes of section ~~20~~1021 of the ~~1983~~ Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by the said section ~~20~~1021) up to the amount of Company’s authorised share capital and to allot and issue any shares purchased by the Company pursuant to the provisions of ~~Part XI of~~ the ~~1990~~ Act and held as treasury shares and this authority shall expire five years from the date of the initial adoption of these articles (being 27 June 2013). The Company may before the expiry of such authority make an offer or agreement which would or might require ~~equity~~relevant securities to be allotted after such expiry and the Directors may allot ~~equity~~relevant securities in pursuance of such an offer or agreement notwithstanding that the authority hereby conferred has expired.

(d)
The Directors are hereby empowered pursuant to sections ~~23~~1022 and ~~24(1)~~1023 of the ~~1983~~ Act to allot equity securities within the meaning of the said section ~~23~~1023 of the Act for cash pursuant to the authority conferred by paragraph (c) of this article as if section ~~23(1)~~1022 of the said ~~1983~~ Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this paragraph (d) had not expired.

(e)	Nothing in these articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by any allottee in favour of some other person.

9.
If by the conditions of allotment of any share the whole or part of the amount or issue price thereof shall be payable by instalments, every such instalment when due shall be paid to the Company by the person who for the time being shall be the Holder of the share.

10.
The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

11.
Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder.

12.
No person shall be entitled to a share certificate in respect of any ~~ordinary share~~Ordinary Share held by them in the share capital of the Company, whether such ~~ordinary share~~Ordinary Share was allotted or transferred to them, and the Company shall not be bound to issue a share certificate to any such person entered in the Register.

13.
The Company shall not give, whether directly or indirectly and whether by means of a loan, guarantee, the provision of security or otherwise, any financial assistance for the purpose of ~~or in connection with~~ a purchase or subscription made or to be made by any person of or for any shares in the Company or in its holding company, except as permitted by ~~section 60 of~~ the Act.

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Table of Contents	APPENDIX B

14.
(a)    The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether presently payable or not) payable at a fixed time or called in respect of that share. The Directors, at any time, may declare any share to be wholly or in part exempt from the provisions of this article. The Company’s lien on a share shall extend to all moneys payable in respect of it.

(b)
The Company may sell in such manner as the Directors determine any share on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within fourteen Clear Days after notice demanding payment, and stating that if the notice is not complied with the share may be sold, has been given to the Holder of the share or to the person entitled to it by reason of the death or bankruptcy of the Holder.

(c)
To give effect to a sale, the Directors may authorise some person to execute an instrument of transfer of the share sold to, or in accordance with the directions of, the purchaser. The transferee shall be entered in the Register as the Holder of the share comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

(d)
The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable and any residue (upon surrender to the Company for cancellation of the certificate for the shares sold and subject to a like lien for any moneys not presently payable as existed upon the shares before the sale) shall be paid to the person entitled to the shares at the date of the sale.

15.
(a)    Subject to the terms of allotment, the Directors may make calls upon the members in respect of any moneys unpaid on their shares and each member (subject to receiving at least fourteen Clear Days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made.

(b)	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

(c)	The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

(d)
If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Acts) but the Directors may waive payment of the interest wholly or in part.

(e)
An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or as an instalment of a call, shall be deemed to be a call and if it is not paid the provisions of these articles shall apply as if that amount had become due and payable by virtue of a call.

(f)	Subject to the terms of allotment, the Directors may make arrangements on the issue of shares for a difference between the Holders in the amounts and times of payment of calls on their shares.

(g)
The Directors, if they think fit, may receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may pay (until the same would, but for such advance, become payable) interest at such rate, not exceeding (unless the Company in general meeting otherwise directs) fifteen percent per annum, as may be agreed upon between the Directors and the member paying such sum in advance.

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APPENDIX B

(h)
(i)    If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter and during such times as any part of the call or instalment remains unpaid, may serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

(ii)
The notice shall name a further day (not earlier than the expiration of fourteen Clear Days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

(iii)
If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited shares and not paid before forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder.

(iv)
On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the member sued is entered in the Register as the Holder, or one of the Holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the member sued, in pursuance of these articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

(i)
A forfeited share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the share to that person. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and thereupon he shall be registered as the Holder of the share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

(j)
A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but nevertheless shall remain liable to pay to the Company all moneys which, at the date of forfeiture, were payable by him to the Company in respect of the shares, without any deduction or allowance for the value of the shares at the time of forfeiture but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.

(k)
A statutory declaration that the declarant is a Director or the Secretary of the Company, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share.

(l)
The provisions of these articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

(m)
The Directors may accept the surrender of any share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it has been forfeited.

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TRANSFER OF SHARES

16.
(a)    The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary, an Assistant Secretary or any such person that the Secretary or an Assistant Secretary nominates for that purpose (whether in respect of specific transfers or pursuant to a general standing authorisation), and the Secretary, Assistant Secretary or the relevant nominee shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of the agreement to transfer shares and the price per share, shall, once executed by the transferor or the Secretary, Assistant Secretary or the relevant nominee as agent for the transferor, and by the transferee where required by the Act, be deemed to be a proper instrument of transfer for the purposes ~~of section 81~~ of the Act. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

(b)
The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

(c)
Notwithstanding the provisions of these articles and subject to any regulations made under section ~~239~~1086 of the ~~1990~~ Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with section ~~239~~1086 of the ~~1990~~ Act or any regulations made thereunder. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

17.
Subject to such of the restrictions of these articles and to such of the conditions of issue of any share warrants as may be applicable, the shares of any member and any share warrant may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve.

18.	(a) The Directors in their absolute discretion and without assigning any reason therefor may decline to register:

(i)	any transfer of a share which is not fully paid; or

(ii)	any transfer to or by a minor or person of unsound mind;
but this shall not apply to a transfer of such a share resulting from a sale of the share through a stock exchange on which the share is listed.

(b)	The Directors may decline to recognise any instrument of transfer unless:

(i)	the instrument of transfer is accompanied by any evidence the Directors may reasonably require to show the right of the transferor to make the transfer;

(ii)	the instrument of transfer is in respect of one class of share only;

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APPENDIX B

(iii)	the instrument of transfer is in favour of not more than four transferees; and

(iv)	it is lodged at the Office or at such other place as the Directors may appoint.

19.	If the Directors refuse to register a transfer, they shall, within two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

20.
(a)    The Directors may from time to time fix a record date for the purposes of determining the rights of members to notice of and/or to vote at any general meeting of the Company. The record date shall not precede the date upon which the resolution fixing the record date is adopted by the Directors, and the record date shall be not more than eighty nor less than ten days before the date of such meeting. If no record date is fixed by the Directors, the record date for determining members entitled to notice of or to vote at a meeting of the members shall be the close of business on the day next preceding the day on which notice is given. Unless the Directors determine otherwise, a determination of members of record entitled to notice of or to vote at a meeting of members shall apply to any adjournment or postponement of the meeting.

(b)
In order that the Directors may determine the members entitled to receive payment of any dividend or other distribution or allotment of any rights or the members entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than thirty nor less than two days prior to such action. If no record date is fixed, the record date for determining members for such purpose shall be at the close of business on the day on which the Directors adopt the resolution relating thereto.

21.
Registration of transfers may be suspended at such times and for such period, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine subject to the requirements ~~of section 121~~ of the Act.

22.	All instruments of transfer shall upon their being lodged with the Company remain the property of the Company and the Company shall be entitled to retain them.

23.
Subject to the provisions of these articles, whenever as a result of a consolidation of shares or otherwise any members would become entitled to fractions of a share, the Directors may sell or cause to be sold, on behalf of those members, the shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale (subject to any applicable tax and abandoned property laws) in due proportion among those members, and the Directors may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.

TRANSMISSION OF SHARES

24.
In the case of the death of a member, the survivor or survivors where the deceased was a joint Holder, and the personal representatives of the deceased where he was a sole Holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him with other persons.

25.
Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as herein provided, elect either to be registered himself as Holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the shares by that member before his death or bankruptcy, as the case may be.

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Table of Contents	APPENDIX B

26.
If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions and provisions of these ~~regulations~~articles relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice of transfer were a transfer signed by that member.

27.
A person becoming entitled to a share by reason of the death or bankruptcy of the Holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to the meetings of the Company, so, however, that the Directors may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 90 days, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

ALTERATION OF CAPITAL

28.	The Company may from time to time by Ordinary Resolution increase the authorised share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

29.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(b)	subdivide its existing shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association subject, nevertheless, to ~~section 68(1)(d) of~~ the Act; or

(c)
cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled.

30.
The Company may by Special Resolution (or by Ordinary Resolution where permitted by section 83 of the Act) reduce its share capital, any capital redemption reserve fund ~~or~~, any share premium account or any undenominated capital in any manner and with and subject to any incident authorised, and consent required, by law.

GENERAL MEETINGS

31.
The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting of the Company and that of the next. This article shall not apply in the case of the first general meeting, in respect of which the Company shall convene the meeting within the time periods required by the Act.

32.	Subject to ~~section 140 of~~ the Act, all general meetings of the Company may be held outside of Ireland.

33.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

34.
The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided in section ~~132 of the~~178(3) Act.

35.
All provisions of these articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class of shares in the capital of the Company, except that:

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APPENDIX B

(a)
the necessary quorum shall be two or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) at least one-half in nominal value of the issued shares of the class or, at any adjourned meeting of such Holders, one Holder present in person or by proxy, whatever the amount of his holding, shall be deemed to constitute a meeting;

(b)	any Holder of shares of the class present in person or by proxy may demand a poll; and

(c)	on a poll, each Holder of shares of the class shall have one vote in respect of every share of the class held by him.

36.	A Director shall be entitled, notwithstanding that he is not a member, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company.
NOTICE OF GENERAL MEETINGS

37.
(a)    Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a special resolution, shall be called by not less than twenty-one Clear Days’ notice and all other extraordinary general meetings shall be called by not less than fourteen Clear Days’ notice.

(b)
Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend and vote is entitled to appoint a proxy to attend, speak and vote in his place and that a proxy need not be a member of the Company. It shall also give particulars of any Directors who are to retire at the meeting and of any persons who are recommended by the Directors for appointment or re-appointment as Directors at the meeting or in respect of whom notice has been duly given to the Company of the intention to propose them for appointment or re-appointment as Directors at the meeting. Provided that the latter requirement shall only apply where the intention to propose the person has been received by the Company in accordance with the provisions of these articles. Subject to any restrictions imposed on any shares, the notice of the meeting shall be given to all the members of the Company as of the record date set by the Directors and to the Directors and the Auditors.

(c)	The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

38.
Where, by any provision contained in the Acts, extended notice is required of a resolution, the resolution shall not be effective (except where the Directors of the Company have resolved to submit it) unless notice of the intention to move it has been given to the Company not less than twenty-eight days (or such shorter period as the Acts permit) before the meeting at which it is moved, and the Company shall give to the members notice of any such resolution as required by and in accordance with the provisions of the Acts.

PROCEEDINGS AT GENERAL MEETINGS

39.
All business shall be deemed special that is transacted at an extraordinary general meeting, and also all that is transacted at an annual general meeting, with the exception of the review by the members of the Company’s affairs declaring a dividend, the consideration of the ~~accounts, balance sheets~~Company’s statutory financial statements and the reports of the Directors and auditors, the election of Directors, the re-appointment of the retiring auditors and the fixing of the remuneration of the auditors.

40.
At any annual general meeting of the members, only such nominations of persons for election to the Board shall be made, and only such other business shall be conducted or considered, as shall have been properly brought before the meeting. For nominations to be properly made at an annual general meeting, and proposals of other business to be properly brought before an annual meeting, nominations and proposals of other business must be: (a) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly made at the annual general meeting, by or at the direction of the Board or (c) otherwise properly requested to be brought before the annual general meeting by a member of

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the Company in accordance with these articles. For nominations of persons for election to the Board or proposals of other business to be properly requested by a member to be made at an annual general meeting, a member must (i) be a member at the time of giving of notice of such annual general meeting by or at the direction of the Board and at the time of the annual general meeting, (ii) be entitled to vote at such annual general meeting and (iii) comply with the procedures set forth in these articles as to such business or nomination. The immediately preceding sentence shall be the exclusive means for a member to make nominations or other business proposals (other than matters properly brought under Rule 14a-8 under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Company’s notice of meeting) before an annual general meeting of members.

41.
At any extraordinary general meeting of the members, only such business shall be conducted or considered, as shall have been properly brought before the meeting pursuant to the Company’s notice of meeting. To be properly brought before an extraordinary general meeting, proposals of business must be (a) specified in the Company’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the extraordinary general meeting, by or at the direction of the Board, or (c) otherwise properly brought before the meeting by any members of the Company pursuant to the valid exercise of power granted to them under the Acts.

42.
Nominations of persons for election to the Board may be made at an extraordinary general meeting of members at which directors are to be elected pursuant to the Company’s notice of meeting (a) by or at the direction of the Board, (b) by any members of the Company pursuant to the valid exercise of power granted to them under the Acts, or (c) provided that the Board has determined that directors shall be elected at such meeting, by any member of the Company who (i) is a member at the time of giving of notice of such extraordinary general meeting and at the time of the extraordinary general meeting, (ii) is entitled to vote at the meeting and (iii) complies with the procedures set forth in these articles as to such nomination. The immediately preceding sentence shall be the exclusive means for a member to make nominations (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company’s notice of meeting) before an extraordinary general meeting of members.

43.
Except as otherwise provided by law, the memorandum of association or these articles, the Chairman of any general meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the general meeting was made or proposed, as the case may be, in accordance with these articles and, if any proposed nomination or other business is not in compliance with these articles, to declare that no action shall be taken on such nomination or other proposal and such nomination or other proposal shall be disregarded.

44.
No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. The Holders of shares, present in person or by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting), entitling them to exercise a majority of the voting power of the Company on the relevant record date shall constitute a quorum.

45.	Any general meeting duly called at which a quorum is not present shall be adjourned and the Company shall provide notice pursuant to article 37 in the event that such meeting is to be reconvened.

46.
The Chairman, if any, of the Board shall preside as Chairman at every general meeting of the Company, or if there is no such Chairman, or if he is not present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be Chairman of the meeting.

47.
If at any meeting no Director is willing to act as Chairman or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be Chairman of the meeting.

48.
The Chairman may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place without notice other than by announcement of the time and place of the adjourned meeting by the Chairman of the meeting. The Chairman of the meeting may at any time without the consent of the meeting adjourn the meeting to another time and/

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APPENDIX B

or place if, in his opinion, it would facilitate the conduct of the business of the meeting to do so or if he is so directed by the Board. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

49.	At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded by:

(a)	the Chairman; or

(b)	by at least three members present in person or by proxy; or

(c)	by any member or members present in person or by proxy and representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

(d)
by a member or members holding shares in the Company conferring the right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

Unless a poll is so demanded, a declaration by the Chairman that a resolution has, on a show of hands, been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.
The demand for a poll may be withdrawn.

50.
Except as provided in article 51, if a poll is duly demanded it shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

51.
A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

52.
Where there is an equality of votes, whether on a show of hands or on a poll, the Chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall be entitled to a casting vote in addition to any other vote he may have.

53.
Unless the Directors otherwise determine, no member shall be entitled to vote at any general meeting or any separate meeting of the Holders of any class of shares in the Company, either in person or by proxy, or to exercise any privilege as a member in respect of any share held by him unless all monies then payable by him in respect of that share have been paid.

ADVANCE NOTICE OF MEMBER BUSINESS AND NOMINATIONS

54.
Without qualification or limitation, subject to article 67, for any nominations or any other business to be properly brought before an annual general meeting by a member pursuant to article 40, the member must have given timely notice thereof (including, in the case of nominations, the completed and signed questionnaire, representation and agreement required by article 68), and timely updates and supplements thereof, in writing to the Secretary, and such other business must otherwise be a proper matter for member action.

55.
To be timely, a member’s notice shall be delivered to the Secretary at the Office not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the member must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual general meeting and not later than the close of business on the later of the 90th day prior to the date of such annual general meeting or, if the first public announcement of the date of such annual general meeting

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is less than 100 days prior to the date of such annual general meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company; provided, further, that with respect to the 2014 annual general meeting, notice by the member must be so delivered not later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting, or the public announcement thereof, commence a new time period for the giving of a member’s notice as described above.

56.
Notwithstanding anything in article 55 to the contrary, in the event that the number of directors to be elected to the Board is increased by the Board, and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual general meeting, a member’s notice required by articles 54-57 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the Office not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

57.
In addition, to be considered timely, a member’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the Office not later than five (5) business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof.

58.
Subject to article 67, in the event the Company calls an extraordinary general meeting of members for the purpose of electing one or more directors to the Board, any member may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, provided that the member gives timely notice thereof (including the completed and signed questionnaire, representation and agreement required by article 68), and timely updates and supplements thereof, in writing, to the Secretary.

59.
To be timely, a member’s notice shall be delivered to the Secretary at the Office not earlier than the close of business on the 120th day prior to the date of such extraordinary general meeting and not later than the close of business on the later of the 90th day prior to the date of such extraordinary general meeting or, if the first public announcement of the date of such extraordinary general meeting is less than 100 days prior to the date of such extraordinary general meeting, the 10th day following the day on which public announcement is first made of the date of the extraordinary general meeting and of the nominees proposed by the Board to be elected at such meeting. In no event shall any adjournment or postponement of an extraordinary general meeting, or the public announcement thereof, commence a new time period for the giving of a member’s notice as described above.

60.
In addition, to be considered timely, a member’s notice shall further be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the Office not later than five (5) business days after the record date for the meeting in the case of the update and supplement required to be made as of the record date, and not later than eight (8) business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof.

61.	To be in proper form, a member’s notice (whether given pursuant to articles 54-57 or articles 58-60) to the Secretary must include the following, as applicable:

62.
As to the member giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, a member’s notice must set forth: (i) the name and address of such member, as they appear on the Company’s books, of such beneficial owner, if any, and of their respective affiliates or associates or others

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APPENDIX B

acting in concert therewith, (ii) (A) the class or series and number of shares of the Company which are, directly or indirectly, owned beneficially and of record by such member, such beneficial owner and their respective affiliates or associates or others acting in concert therewith, (B) any option, warrant, convertible security, share appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Company, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Company, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Company, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Company, through the delivery of cash or other property, or otherwise, and without regard to whether the member, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company (any of the foregoing, a “Derivative Instrument”) directly or indirectly owned beneficially by such member, the beneficial owner, if any, or any affiliates or associates or others acting in concert therewith, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such member has a right to vote any class or series of shares of the Company, (D) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, involving such member, directly or indirectly, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Company by, manage the risk of share price changes for, or increase or decrease the voting power of, such member with respect to any class or series of the shares of the Company, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Company (any of the foregoing, a “Short Interest”), (E) any rights to dividends on the shares of the Company owned beneficially by such member that are separated or separable from the underlying shares of the Company, (F) any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such member is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (G) any performance-related fees (other than an asset-based fee) that such member is entitled to based on any increase or decrease in the value of shares of the Company or Derivative Instruments, if any, including without limitation any such interests held by members of such member’s immediate family sharing the same household, (H) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Company held by such member, and (I) any direct or indirect interest of such member in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), and (iii) any other information relating to such member and beneficial owner, if any, that would be required to be disclosed in a proxy statement and form or proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

63.
If the notice relates to any business other than a nomination of a director or directors that the member proposes to bring before the meeting, a member’s notice must, in addition to the matters set forth in article 62 above, also set forth: (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such member and beneficial owner, if any, in such business, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such proposal or business includes a proposal to amend these articles, the text of the proposed amendment), and (iii) a description of all agreements, arrangements and understandings between such member and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such member.

64.
As to each person, if any, whom the member proposes to nominate for election or re-election to the Board, a member’s notice must, in addition to the matters set forth in article 62 above, also set forth: (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to

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be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such member and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K under the Exchange Act if the member making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant.

65.
With respect to each person, if any, whom the member proposes to nominate for election or re-election to the Board, a member’s notice must, in addition to the matters set forth in articles 62 and 64 above, also include a completed and signed questionnaire, representation and agreement required by article 68 of these articles. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable member’s understanding of the independence, or lack thereof, of such nominee.

66.
Notwithstanding the provisions of these articles, a member shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in articles 54-68; provided, however, that any references in these articles to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the separate and additional requirements set forth in these articles with respect to nominations or proposals as to any other business to be considered pursuant to articles 39-43.

67.
Nothing in these articles shall be deemed to affect any rights (i) of members to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, (ii) of the holders of any series of preferred shares if and to the extent provided for under law, the memorandum of association or these articles or (iii) of members of the Company to bring business before an extraordinary general meeting pursuant to the valid exercise of power granted to them under the Acts. Subject to Rule 14a-8 under the Exchange Act, nothing in these articles shall be construed to permit any member, or give any member the right, to include or have disseminated or described in the Company’s proxy statement any nomination of director or directors or any other business proposal.

68.
Subject to the rights of members of the Company to propose nominations at an extraordinary general meeting pursuant to the valid exercise of power granted to them under the Acts, to be eligible to be a nominee for election or re-election as a director of the Company, a person must deliver (in accordance with the time periods prescribed for delivery of notice under articles 54-67) to the Secretary at the Office a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines of the Company publicly disclosed from time to time.

VOTES OF MEMBERS

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APPENDIX B

69.
Subject to any special rights or restrictions as to voting for the time being attached by or in accordance with these articles to any class of shares, on a show of hands every member present in person and every proxy shall have one vote, but so that no one member shall on a show of hands have more than one vote in respect of the aggregate number of shares of which he is the Holder, and on a poll every member who is present in person or by proxy shall have one vote for each share of which he is the Holder.

70.
When there are joint Holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

71.
A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder, may vote, whether on a show of hands or on a poll, by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy on a show of hands or on a poll. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these articles for the receipt of appointments of proxy~~, not less than forty-eight hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised~~ and in default the right to vote shall not be exercisable.

72.
No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

73.	Votes may be given either personally or by proxy.

74.
(a)    Every member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form which the Directors may approve (subject to compliance with any requirements as to form prescribed by the Acts) and, if required by the Company, shall be signed by or on behalf of the appointor. In relation to written proxies, a body corporate ~~may~~must sign a form of proxy under its common seal (if applicable) or under the hand of a duly authorised officer or attorney thereof ~~or in such other manner as the Directors may approve~~. A proxy need not be a member of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve and subject to any requirements of the Acts. An instrument or other form of communication appointing or evidencing the appointment of a proxy or a corporate representative (other than a standing proxy or representative) together with such evidence as to its due execution as the board may from time to time require, may be returned to the address or addresses stated in the notice of meeting or adjourned meeting or any other information or communication by such time or times as may be specified by the Board in the notice of meeting or adjourned meeting or in any other such information or communication (which times may differ when more than one place is so specified) or, if no such time is specified, at any time prior to the holding of the relevant meeting or adjourned meeting at which the appointee proposes to vote, and, subject to the Acts, if not so delivered the appointment shall not be treated as valid.

(b)
Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or internet communication or facility which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.

75.
Any body corporate which is a member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company and the person

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Table of Contents	APPENDIX B

so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

76.
An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

77.
Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates.

78.
(a)    A vote given or poll demanded in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office~~, at least one hour~~ before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts~~; provided, however, that where such intimation is given in electronic form it shall have been received by the Company at least 24 hours (or such lesser time as the Directors may specify) before the commencement of the meeting~~.

(b)
The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

79.	The instrument appointing a proxy shall, be deemed to confer authority to demand or join in demanding a poll.

80.
Subject to ~~Section 141 of~~ the ~~1963~~ Act, a resolution in writing signed by all of the members for the time being entitled to attend and vote on such resolution at a general meeting (or being bodies corporate by their duly authorised representatives) shall be as valid and effective for all purposes as if the resolution had been passed at a general meeting of the Company duly convened and held, and may consist of several documents in like form each signed by one or more persons, and if described as a special resolution shall be deemed to be a special resolution within the meaning of the ~~1963~~ Act. Any such resolution shall be served on the Company.

DIRECTORS

81.
The number of Directors shall not be less than two nor more than 15. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment. If, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum due to the failure of any Directors to be re-elected, then in those circumstances, the two Directors which receive the highest number of votes in favour of re-election shall be re-elected and shall remain Directors until such time as additional Directors have been appointed to replace them as Directors. lf, at any annual general meeting of the Company, the number of Directors is reduced below the prescribed minimum in any circumstances where one Director is re-elected, then that Director shall hold office until the next annual general meeting and the Director which (excluding the re-elected Director) receives the highest number of votes in favour of re-election shall be re-elected and shall remain a Director until such time as one or more additional Directors have been appointed to replace him or her. If there are no Director or Directors able or willing to act then any two members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to the provisions of the Acts and these articles) only until the conclusion of the annual general meeting of the Company next following such appointment unless he is re-elected during such meeting.

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APPENDIX B

82.
Each Director shall be paid a fee for their services at such rate as may from time to time be determined by the Board. The Directors may also be paid all travelling, hotel and other expenses properly incurred by them in attending and returning from meetings of the Directors or any committee of the Directors or general meetings of the Company or in connection with the business of the Company.

83.
If any Director shall be called upon to perform extra services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, the Company may remunerate such Director either by a fixed sum or by a percentage of profits or otherwise as may be determined by a resolution passed at a meeting of the Directors and such remuneration may be either in addition to or in substitution for any other remuneration to which he may be entitled as a Director.

84.	A Director (whether or not a member of the Company) shall be entitled to attend and speak at general meetings.

85.
Unless the Company otherwise directs, a Director of the Company may be or become a Director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as Holder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other company.

BORROWING POWERS

86.
Subject to ~~Part III of~~ the ~~1983~~ Act, the Directors may exercise all the powers of the Company to borrow or raise money, and to mortgage or charge its undertaking, property, assets and uncalled capital or any part thereof and to issue debentures, debenture stock and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

POWERS AND DUTIES OF THE DIRECTORS

87.
The business of the Company shall be managed by the Directors, who may pay all expenses incurred in promoting and registering the Company and may exercise all such powers of the Company as are not, by the Acts or by these articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any of these articles and to the provisions of the Acts.

88.
The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

89.	The Company may exercise the powers conferred by ~~section 41 of~~ the Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

90.
(a)    Each Director is expressly permitted (for the purposes of Section 228(1)(d) of the Act) to use vehicles, telephones, computers, accommodation and any other Company property as may be specified by the directors where such use is approved by the Board or by any person so authorised by the Board or as permitted by their terms of employment or appointment.

(b)
~~90.~~ A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with ~~section 194 of~~ the Act.

(c)
As recognised by section 228(1)(e) of the Companies Act, the Directors may agree to restrict their power to exercise an independent judgement but only where this has been approved by a resolution of the Board of the Company.

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Table of Contents	APPENDIX B

91.
Save as otherwise provided by these articles, a Director shall not vote at a meeting of the Directors or a committee of Directors on any resolution concerning a matter in which he has, directly or indirectly, an interest which is material or a duty which conflicts or may conflict with the interests of the Company. A Director shall not be counted in the quorum present at a meeting in relation to any such resolution on which he is not entitled to vote.

(a)
A Director shall be entitled (in the absence of some other material interest than is indicated below) to vote (and be counted in the quorum) in respect of any resolutions concerning any of the following matters, namely:

(i)
the giving of any security, guarantee or indemnity to him in respect of money lent by him to the Company or any of its subsidiary or associated companies or obligations incurred by him or by any other person at the request of or for the benefit of the Company or any of its subsidiary or associated companies;

(ii)
the giving of any security, guarantee or indemnity to a third party in respect of a debt or obligation of the Company or any of its subsidiary or associated companies for which he himself has assumed responsibility in whole or in part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security;

(iii)
any proposal concerning any offer of shares or debentures or other securities of or by the Company or any of its subsidiary or associated companies for subscription, purchase or exchange in which offer he is or is to be interested as a participant in the underwriting or sub-underwriting thereof;

(iv)
any proposal concerning any other company in which he is interested, directly or indirectly and whether as an officer or member or otherwise howsoever, provided that he is not the Holder of or beneficially interested in 1% or more of the issued shares of any class of such company or of the voting rights available to members of such company (or of a third company through which his interest is derived) (any such interest being deemed for the purposes of this article to be a material interest in all circumstances);

(v)
any proposal concerning the adoption, modification or operation of a superannuation fund or retirement benefits scheme under which he may benefit and which has been approved by or is subject to and conditional upon approval for taxation purposes by the appropriate Revenue authorities;

(vi)
any proposal concerning the adoption, modification or operation of any scheme for enabling employees (including full time executive Directors) of the Company and/or any subsidiary thereof to acquire shares in the Company or any arrangement for the benefit of employees of the Company or any of its subsidiaries under which the Director benefits or may benefit; or

(vii)	any proposal concerning the giving of any indemnity pursuant to article 143(a) or the discharge of the cost of any insurance coverage purchased or maintained pursuant to article 97 and article 143(b).

(b)
Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any company in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such case each of the Directors concerned (if not debarred from voting under sub-paragraph (a)(iv) of this article) shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment,

(c)
If a question arises at a meeting of Directors or of a committee of Directors as to the materiality of a Director’s interest or as to the right of any Director to vote and such question is not resolved by his voluntarily agreeing to abstain from voting, such question may be referred, before the conclusion of the meeting, to the Chairman of the meeting and his ruling in relation to any Director other than himself shall be final and conclusive. In relation to the Chairman, such question may be resolved by a resolution

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APPENDIX B

of a majority of the Directors (other than the Chairman) present at the meeting at which the question first arises.

(d)	For the purposes of this article, an interest of a person who is the spouse or a minor child of a Director shall be treated as an interest of the Director.

(e)	The Company by Ordinary Resolution may suspend or relax the provisions of this article to any extent or ratify any transaction not duly authorised by reason of a contravention of this article.

92.
A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other company in which the Company may be interested (other than the office of auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any such other company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

93.
The Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.

94.
Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, but nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

95.
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

96.	The Directors shall cause minutes to be made in books provided for the purpose:

(a)	of all appointments of officers made by the Directors;

(b)	of the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

97.
The Directors may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other Company as aforesaid, or its members, and payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Provided that any Director shall be entitled to retain any benefit received by him under this article, subject only, where the Acts require, to disclosure to the members and the approval of the Company in general meeting.

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Table of Contents	APPENDIX B

DISQUALIFICATION OF DIRECTORS

98.	The office of a Director shall be vacated ipso facto if the Director:

(a)	is restricted or disqualified to act as a Director under the ~~provisions of Part VII of the 1990 Act~~Acts; or

(b)	resigns his office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or

(c)	is requested to resign in writing by not less than three quarters of the other Directors; or

(d)	~~(c)~~ is removed from office under article 103.
APPOINTMENT, ROTATION AND REMOVAL OF DIRECTORS

99.
At every annual general meeting of the Company, all of the Directors shall retire from office unless re-elected by Ordinary Resolution at the annual general meeting. A Director retiring at a meeting shall retain office until the close or adjournment of the meeting.

100.	Every Director shall be eligible to stand for re-election at an annual general meeting.

101.	If a Director offers himself for re-election, he shall be deemed to have been re-elected, unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated.

102.	The Company may from time to time by Special Resolution increase or reduce the maximum number of Directors.

103.
The Company may, by Ordinary Resolution, of which ~~extended~~ notice has been given in accordance with ~~section 142 of~~ the Act, remove any Director before the expiration of his period of office notwithstanding anything in these articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

104.
The Company may, by Ordinary Resolution, appoint another person in place of a Director removed from office under article 103 and without prejudice to the powers of the Directors under article 81 the Company in general meeting by Ordinary Resolution may appoint any person to be a Director either to fill a casual vacancy or as an additional Director, subject to the maximum number of Directors set out in article 81.

105.
The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors. A Director so appointed shall hold office only until the next following annual general meeting. If not re-appointed at such annual general meeting, such Director shall vacate office at the conclusion thereof. The Directors are not entitled to appoint alternate directors.

106.	The Directors may appoint any person to fill the following positions:

(a)	Secretary~~:~~ (including more than one Secretary to act as joint secretary):
It shall be the duty of the Secretary to make and keep records of the votes, doings and proceedings of all meetings of the members and Board of the Company, and of its committees, and to authenticate records of the Company. The Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit; and any Secretary so appointed may be removed by them.
A provision of the Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

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APPENDIX B

The Secretary may delegate any of his functions to such one or more persons (including individuals, bodies corporate or firms) as may be nominated by the Secretary from time to time.

(b)	Assistant Secretaries:
The Assistant Secretaries shall have such duties as the Secretary shall determine.
In addition to the Board’s power to delegate to committees pursuant to article 111, the Board may delegate any of its powers to any individual Director or member of the management of the Company or any of its subsidiaries as it sees fit; any such individual shall, in the exercise of the powers so delegated, conform to any regulations that may be imposed on them by the Board. The Board shall also have the power to appoint and remove officers of the Company including, but not limited to, chief executive officer, president, vice president, treasurer, controller and assistant treasurer.
PROCEEDINGS OF DIRECTORS

107.
(a)    The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they may think fit. The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors in office at the time when the meeting is convened. Questions arising at any meeting shall be decided by a majority of votes. Each director present and voting shall have one vote.

(b)
Any Director may participate in a meeting of the Directors by means of telephonic or other such communication whereby all persons participating in the meeting can hear each other speak, and participation in a meeting in this manner shall be deemed to constitute presence in person at such meeting and any director may be situated in any part of the world for any such meeting.

108.	The Chairman or any four Directors may, and the Secretary on the requisition of the Chairman or any four Directors shall, at any time summon a meeting of the Directors.

109.
The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to these articles as the ~~necessary quorum~~minimum number of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

110.
The Directors may elect a Chairman of their meetings and determine the period for which he is to hold office. Any Director may be elected no matter by whom he was appointed but if no such Chairman is elected, or if at any meeting the Chairman is not present within five minutes after the time appointed for holding the same, the Directors present may choose one of their number to be Chairman of the meeting.

111.
The Board may from time to time designate committees of the Board, with such powers and duties as the Board may decide to confer on such committees, and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committees.

112.
A committee may elect a chairman of its meeting. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

113.
All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

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Table of Contents	APPENDIX B

114.
Notwithstanding anything in these articles or in the Acts which might be construed as providing to the contrary, notice of every meeting of the Directors shall be given to all Directors either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, email, or any other electronic means on not less than twenty-four (24) hours’ notice, or on such shorter notice as person or persons calling such meeting may deem necessary or appropriate and which is reasonable in the circumstances. Any director may waive any notice required to be given under these articles, and the attendance of a director at a meeting shall be deemed to be a waiver by such Director.

115.
A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents.

THE SEAL

116.
(a)    The Directors shall ensure that the Seal (including any official securities seal kept pursuant to the Acts) shall be used only by the authority of the Directors or of a committee authorised by the Directors and that every instrument to which the seal shall be affixed shall be signed by a Director or some other person appointed by the Directors for that purpose.

(b)	The Company may exercise the powers conferred by the Acts with regard to having an official seal for use abroad and such powers shall be vested in the Directors.
DIVIDENDS AND RESERVES

117.	The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

118.	The Directors may from time to time pay to the members such interim dividends as appear to the Directors to be justified by the profits of the Company.

119.	No dividend or interim dividend shall be paid otherwise than in accordance with the provisions ~~of Part IV~~ of the ~~1983~~ Act.

120.
The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

121.
Subject to the rights of persons, if any, entitled to shares with special rights as to dividend, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

122.	The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company in relation to the shares of the Company.

123.
Any general meeting declaring a dividend or bonus and any resolution of the Directors declaring an interim dividend may direct payment of such dividend or bonus or interim dividend wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company

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APPENDIX B

or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

124.
Any dividend or other moneys payable in respect of any share may be paid by cheque or warrant sent by post, at the risk of the person or persons entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the members Register or to such person and to such address as the Holder or joint Holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other moneys payable in respect of the share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

125.	No dividend shall bear interest against the Company.

126.
If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

ACCOUNTS

127.	(a) The ~~Directors~~Company shall cause to be kept ~~proper books of account~~adequate accounting records, whether in the form of documents, electronic form or otherwise, that:

(i)	correctly record and explain the transactions of the Company;

(ii)	will enable, at any time ~~enable~~, the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;

(iii)
will enable the Directors to ensure that any ~~balance sheet, profit and loss account or income and expenditure account~~financial statements of the Company ~~complies~~comply with the requirements of the Acts; and

(iv)	will enable ~~the accounts~~those financial statements of the Company to be readily and properly audited.
~~Books of account~~Accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. ~~Proper books of account~~Adequate accounting records shall ~~not be deemed to be kept if there are not kept such books of account as are necessary to~~be deemed to have been maintained if they comply with the provisions of the Act and explain the Company’s transactions and facilitate the preparation of financial statements that give a true and fair view of the ~~state of the Company’s affairs and to explain its transactions.~~assets, liabilities, financial position and profit and loss of the Company and, if relevant, the Group and include any information and returns referred to in section 283(2) of the Act.
The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its members or persons nominated by any member. The Company may meet, but shall be under no obligation to meet, any request from any of its members to be sent additional copies of its full report and accounts or summary financial statement or other communications

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with its members~~.~~ provided that, where the Directors elect to send summary financial statements to the members, any member may require that he be sent a copy of the statutory financial statements of the Company.

(b)
The ~~books of account~~accounting records shall be kept at the Office or, subject to the provisions of the Acts, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

(c)
In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such ~~profit and loss accounts, balance sheets, group accounts~~statutory financial statements and reports as are required by the Acts to be prepared and laid before such meeting.

(d)
A copy of every ~~balance sheet~~statutory financial statement of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report, or summary financial statements prepared in accordance with section 1119 of the Act, and Auditors’ report shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than twenty-one Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes.

128.
The Directors shall determine from time to time whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of members, not being Directors, and no member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Acts or authorised by the Directors or by the Company in general meeting. No member shall be entitled to require discovery of or any information respecting any detail of the Company’s trading, or any matter which is or may be in the nature of a trade secret, mystery of trade, or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Directors it would be inexpedient in the interests of the members of the Company to communicate to the public.

CAPITALISATION OF PROFITS

129.
Without prejudice to any powers conferred on the Directors as aforesaid and subject to the Directors’ authority to issue and allot shares under articles 8(c) and 8(d), the Directors may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s reserve accounts (including any capital redemption reserve fund, share premium account, any undenominated capital, any sum representing unrealised revaluation reserves or other reserve account not available for distribution) or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions). Whenever such a resolution is passed in pursuance of this article, the Directors shall make all appropriations and applications of the amounts resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any. Any such capitalisation will not require approval or ratification by the members of the Company.

130.
Without prejudice to any powers conferred on the Directors by these articles, and subject to the Directors’ authority to issue and allot shares under articles 8(c) and 8(d), the Directors may resolve that any sum for the time being standing to the credit of any of the Company’s reserve accounts (including any reserve account available for distribution) or to the credit of the profit and loss account be capitalised and applied on behalf of the members who would have been entitled to receive that sum if it had been distributed by way of dividend (and in the same proportions) either in or towards paying up amounts for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to the sum capitalised (such shares or debentures to be allotted and distributed and credited as fully paid up to and amongst such Holders in the proportions aforesaid) or partly in one way and partly in another, so, however, that the only purposes for which sums standing to the credit of the capital redemption

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APPENDIX B

reserve fund or the share premium account or any undenominated capital shall be applied shall be those permitted by the Acts.

131.
The Directors may from time to time at their discretion, subject to the provisions of the Acts and, in particular, to their being duly authorised pursuant to Section ~~20~~1021 of the ~~1983~~ Act, to allot the relevant shares, offer to the Holders of Ordinary Shares the right to elect to receive in lieu of any dividend or proposed dividend or part thereof an allotment of additional Ordinary Shares credited as fully paid. In any such case the following provisions shall apply.

(i)
The basis of allotment shall be determined by the Directors so that, as nearly as may be considered convenient in the Directors’ absolute discretion, the value (calculated by reference to the average quotation) of the additional Ordinary Shares (excluding any fractional entitlement) to be allotted in lieu of any amount of dividend shall equal such amount. For such purpose the “average quotation” of an Ordinary Share shall be the average of the five amounts resulting from determining whichever of the following ((A), (B) or (C) specified below) in respect of Ordinary Shares shall be appropriate for each of the first five business days on which Ordinary Shares are quoted “ex” the relevant dividend and as determined from the information published by the New York Stock Exchange reporting the business done on each of these five business days:

(A)	if there shall be more than one dealing reported for the day, the average of the prices at which such dealings took place; or

(B)	if there shall be only one dealing reported for the day, the price at which such dealing took place; or

(C)	if there shall not be any dealing reported for the day, the average of the closing bid and offer prices for the day;
and if there shall be only a bid (but not an offer) or an offer (but not a bid) price reported, or if there shall not be any bid or offer price reported, for any particular day then that day shall not count as one of the said five business days for the purposes of determining the average quotation. If the means of providing the foregoing information as to dealings and prices by reference to which the average quotation is to be determined is altered or is replaced by some other means, then the average quotation shall be determined on the basis of the equivalent information published by the relevant authority in relation to dealings on the New York Stock Exchange or its equivalent.

(ii)
The Directors shall give notice in writing (whether in electronic form or otherwise) to the Holders of Ordinary Shares of the right of election offered to them and shall send with or following such notice forms of election and specify the procedure to be followed and the place at which, and the latest date and time by which, duly completed forms of election must be lodged in order to be effective. The Directors may also issue forms under which Holders may elect in advance to receive new Ordinary Shares instead of dividends in respect of future dividends not yet declared (and, therefore, in respect of which the basis of allotment shall not yet have been determined).

(iii)
The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on Ordinary Shares in respect of which the right of election as aforesaid has been duly exercised (the “Subject Ordinary Shares”) and in lieu thereof additional Ordinary Shares (but not any fraction of a share) shall be allotted to the Holders of the Subject Ordinary Shares on the basis of allotment determined aforesaid and for such purpose the Directors shall capitalise, out of such of the sums standing to the credit of any of the Company’s reserves (including any capital redemption reserve fund or share premium account) or to the credit of the profit and loss account as the Directors may determine, a sum equal to the aggregate nominal amount of additional Ordinary Shares to be allotted on such basis and apply the same in paying up in full the appropriate number of unissued Ordinary Shares for

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allotment and distribution to and amongst the holders of the Subject Ordinary Shares on such basis.

132.
(a)    The additional Ordinary Shares allotted pursuant to articles 129, 130 or 131 shall rank pari passu in all respects with the fully paid Ordinary Shares then in issue save only as regards participation in the relevant dividend or share election in lieu.

(b)
The Directors may do all acts and things considered necessary or expedient to give effect to any capitalisation pursuant to articles 129, 130 or 131 with full power to the Directors to make such provisions as they think fit where shares would otherwise have been distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are disregarded and the benefit of fractional entitlements accrues to the Company rather than to the holders concerned). The Directors may authorise any person to enter on behalf of all the Holders interested into an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.

(c)
The Directors may on any occasion determine that rights of election shall not be offered to any Holders of Ordinary Shares who are citizens or residents of any territory where the making or publication of an offer of rights of election or any exercise of rights of election or any purported acceptance of the same would or might be unlawful, and in such event the provisions aforesaid shall be read and construed subject to such determination.

AUDIT

133.	Auditors shall be appointed and their duties regulated in accordance with ~~sections 160 to 163 of~~ the Act or any statutory amendment thereof.
NOTICES

134.	Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

135.	(a) A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any member by the Company;

(i)	by handing same to him or his authorised agent;

(ii)	by leaving the same at his registered address;

(iii)	by sending the same by the post in a pre-paid cover addressed to him at his registered address; or

(iv)
by sending, with the consent of the member, the same by means of electronic mail or other means of electronic communication approved by the Directors, with the consent of the member, to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company) and this article 135(a)(iv) constitutes permission of the use of electronic means within the meaning of 218(3)(d) of the Act.

(b)
For the purposes of these articles and the Act, a document shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

(c)
Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(i) or (ii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).

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APPENDIX B

(d)
Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iii) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

(e)
Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iv) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after despatch.

(f)
Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to sub-paragraph (a)(iv), if sent to the address notified by the Company by the member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.

(g)
Notwithstanding anything contained in this article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Ireland.

(h)
Any requirement in these articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s audited accounts and the directors’ and auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him/her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, he/she may revoke such consent at any time by requesting the Company to communicate with him/her in documented form; provided, however, that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

(i)
Without prejudice to the provisions of sub-paragraphs (a)(i) and (ii) of this article, if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

136.
A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.

137.
(a)    Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title.

(b)
A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

138.	The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

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139.
A member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.

WINDING UP

140.
If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Provided that this article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

141.
(a)    In case of a sale by the liquidator under ~~section 260 of~~ the Act, the liquidator may by the contract of sale agree so as to bind all the members for the allotment to the members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said section.

(b)
The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

142.
If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

INDEMNITY

143.
(a)    Subject to the provisions of and so far as may be admitted by the Acts, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgement is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

(b)	The Directors shall have power to purchase and maintain for any Director, the Secretary or other employees of the Company insurance against any such liability as referred to in ~~section 200 of~~ the Act.

(c)
As far as is permissible under the Acts, the Company shall indemnify any current or former executive officer of the Company (excluding any present or former Directors of the Company or Secretary of the Company), or any person who is serving or has served at the request of the Company as a director or executive officer of another company, joint venture, trust or other enterprise, including any Company subsidiary (each individually, a “Covered Person”), against any expenses, including attorney’s fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him or her in

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APPENDIX B

connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he or she was or is threatened to be made a party, or is otherwise involved (a “proceeding”), by reason of the fact that he or she is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person’s duty to the Company, or (b) such Covered Party’s conscious, intentional or wilful breach of the obligation to act honestly and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

(d)
In the case of any threatened, pending or completed action, suit or proceeding by or in the name of the Company, the Company shall indemnify each Covered Person against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company, or for conscious, intentional or wilful breach of his or her obligation to act honestly and in good faith with a view to the best interests of the Company, unless and only to the extent that the High Court of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

(e)
Any indemnification under this article (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in this article. Such determination shall be made by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defence of any proceeding, or in defence of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without necessity of authorisation in the specific case.

(f)
As far as permissible under the Acts, expenses, including attorneys’ fees, incurred in defending any proceeding for which indemnification is permitted pursuant to this article shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by the particular indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company pursuant to these articles.

(g)
It being the policy of the Company that indemnification of the persons specified in this article shall be made to the fullest extent permitted by law, the indemnification provided by this article shall not be deemed exclusive (a) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these articles, any agreement, any insurance purchased by the Company, vote of members or disinterested directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (b) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth. As used in this article, references to the “Company” include all constituent companies in a scheme of arrangement, consolidation or merger in which the Company or a predecessor to the Company by scheme of arrangement, consolidation or merger was involved. The indemnification provided by this article shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of their heirs, executors, and administrators.

UNTRACED HOLDERS

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144.
(a)    The Company shall be entitled to sell at the best price reasonably obtainable any share or stock of a member or any share or stock to which a person is entitled by transmission if and provided that:

(i)
for a period of twelve years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the member or to the person entitled by transmission to the share or stock at his address on the Register or other last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission; and

(ii)
at the expiration of the said period of twelve years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in paragraph (a) of this article is located of its intention to sell such share or stock; and

(iii)
the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the member or person entitled by transmission.

(b)
To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share or stock and such instrument of transfer shall be as effective as if it had been executed by the registered Holder of or person entitled by transmission to such share or stock. The Company shall account to the member or other person entitled to such share or stock for the net proceeds of such sale by carrying all monies in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

(c)
To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any share of any member and any unclaimed cash payments relating to such share in any manner which it sees fit, including (but not limited to) transferring or selling such share and transferring to third parties any unclaimed cash payments relating to such share.

(d)
The Company may only exercise the powers granted to it in sub-paragraph (a) above in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in the Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

(e)	Any stock transfer form to be executed by the Company in order to sell or transfer a share pursuant to sub-paragraph (a) may be executed in accordance with ~~Article~~article 16(a).

DESTRUCTION OF DOCUMENTS

145.
The Company may implement such document destruction policies as it so chooses in relation to any type of documents (whether in paper, electronic or other formats), and in particular (without limitation to the foregoing) may destroy:

(a)
any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

(b)	any instrument of transfer of shares which has been registered, at any time after the expiry of six years from the date of registration; and

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APPENDIX B

(c)	any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it, and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(i)
the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(ii)
nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) above are not fulfilled; and

(iii)	references in this article to the destruction of any document include references to its disposal in any manner.
SALE, LEASE OR EXCHANGE OF ASSETS

146.
The Directors are hereby expressly authorised to sell, lease or exchange all or substantially all of the Company’s property and assets, including the Company’s goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or other property, including shares of stock in, and/or other securities of, any other company or companies, as the Directors deem expedient and for the best interests of the Company subject to authorisation by an Ordinary Resolution of members and any additional vote required by article 151. Notwithstanding authorisation or consent to a proposed sale, lease or exchange of the Company’s property and assets by the members, the Board may abandon such sale, lease or exchange without further action of the members, subject to the rights, if any, of third parties under any contract relating thereto. Notwithstanding the foregoing, no resolution adopted by the members shall be required for a sale, lease or exchange of property and assets of the Company to a subsidiary. For the purposes of this article 146:

(a)	the property and assets of the Company include the property and assets of any subsidiary of the Company; and

(b)
“subsidiary” means any entity wholly owned and controlled, directly or indirectly, by the Company and includes, without limitation, companies, partnerships, limited partnerships, limited liability partnerships, limited liability companies, and/or statutory trusts.

SHAREHOLDER RIGHTS PLAN

147.
Subject to applicable law, the Directors are hereby expressly authorised to adopt any shareholder rights plan (a “Rights Plan”), upon such terms and conditions as the Directors deem expedient and in the best interests of the Company, including, without limitation, where the Directors are of the opinion that a Rights Plan could grant them additional time to gather relevant information or pursue strategies in response to or anticipation of, or could prevent, a potential change of control of the Company or accumulation of shares in the Company or interests therein.

148.
The Directors may exercise any power of the Company to grant rights (including approving the execution of any documents relating to the grant of such rights) to subscribe for ordinary shares or preferred shares in the share capital of the Company (“Rights”) in accordance with the terms of a Rights Plan.

149.	For the purposes of effecting an exchange of Rights for ordinary shares or preferred shares in the share capital of the Company (an “Exchange”), the Directors may:

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Table of Contents	APPENDIX B

(a)
resolve to capitalise an amount standing to the credit of the reserves of the Company (including, but not limited to, the share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution, being an amount equal to the nominal value of the ordinary shares or preferred shares which are to be exchanged for the Rights; and

(b)
apply that sum in paying up in full ordinary shares or preferred shares and allot such shares, credited as fully paid, to those holders of Rights who are entitled to them under an Exchange effected pursuant to the terms of a Rights Plan.

150.
The common law duties of the Directors to the Company are hereby deemed amended and modified such that the adoption of a Rights Plan and any actions taken thereunder by the Directors (if so approved by the Directors) shall be deemed to constitute an action in the best interests of the Company in all circumstances, and any such action shall be deemed to be immediately confirmed, approved and ratified.

BUSINESS COMBINATION

151.
(a)    Notwithstanding anything to the contrary contained in these articles, the Company shall not engage in any business combination with any Interested Member for a period of three years following the time that such member became an Interested Member, unless:

(i)	prior to such time the Directors approved either the business combination or the transaction which resulted in the member becoming an Interested Member;

(ii)
upon consummation of the transaction which resulted in the member becoming an Interested Member, the Interested Member owned at least 85% of the voting shares of the Company outstanding at the time the transaction commenced, excluding for purposes of determining the voting shares outstanding (but not the outstanding voting shares owned by the Interested Member) those shares owned (A) by persons who are directors and also officers and (B) employee shares plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(iii)	at or subsequent to such time the business combination is approved by the Directors and authorised by way of Special Resolution without the Interested Member.

(b)
The Directors shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this article, including, without limitation, (i) whether a Person is an Interested Member, (ii) the number of shares or other securities beneficially owned by any Person, (iii) whether a Person is an Affiliate or Associate of another, and (iv) the fair market value of the Company’s securities or securities of any subsidiary of the Company, and the good faith determination of the Directors on such matters shall be conclusive and binding for all the purposes of this article.

(c)	As used in this article only, the term:

(i)	“Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another person.

(ii)
“Associate”, when used to indicate a relationship with any person, means: (A) any company, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting shares; (B) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (C) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(iii)	“Business combination”, when used in reference to any company and any Interested Member of such company, means:

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   B-42

APPENDIX B

(A)
any scheme of arrangement, merger or consolidation of the Company or any direct or indirect majority-owned subsidiary of the Company with (1) the Interested Member, or (2) any other company, partnership, unincorporated association or other entity if the scheme of arrangement, merger or consolidation is caused by the Interested Member;

(B)
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a member of such company, to or with the Interested Member, whether as part of a dissolution or otherwise, of assets of the Company or of any direct or indirect majority-owned subsidiary of the Company which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Company determined on a consolidated basis or the aggregate market value of all the outstanding shares of the Company;

(C)
any transaction which results in the issuance or transfer by the Company or by any direct or indirect majority-owned subsidiary of the Company of any shares of the Company or of such subsidiary to the Interested Member, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of such company or any such subsidiary which securities were outstanding prior to the time that the Interested Member became such; (2) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into shares of such company or any such subsidiary which security is distributed, pro rata to all holders of a class or series of shares of such company subsequent to the time the Interested Member became such; (3) pursuant to an exchange offer by the Company to purchase shares made on the same terms to all holders of said shares; or (4) any issuance or transfer of shares by the Company; provided however, that in no case under items (3) and (4) of this subparagraph shall there be an increase in the Interested Member’s proportionate share of the shares of any class or series of the Company or of the voting shares of the Company;

(D)
any transaction involving the Company or any direct or indirect majority-owned subsidiary of the Company which has the effect, directly or indirectly, of increasing the proportionate share of the shares of any class or series, or securities convertible into the shares of any class or series, of the Company or of any such subsidiary which is owned by the Interested Member, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of shares not caused, directly or indirectly, by the Interested Member; or

(E)
any receipt by the Interested Member of the benefit, directly or indirectly (except proportionately as a member of such company), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (A)-(D) of this paragraph) provided by or through the Company or any direct or indirect majority-owned subsidiary.

(iv)
“Control”, including the terms “controlling”, “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting shares, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting shares of any company, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting shares, in good faith and not for the purpose of circumventing this article, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

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Table of Contents	APPENDIX B

(v)
“Interested Member” means any Person, including its Affiliates and Associates (other than the Company and any direct or indirect majority-owned subsidiary of the Company), that is, or was at any time within the three-year period immediately prior to the date in question, the Owner of 15% or more of the outstanding voting shares of the Company; provided, however, that the term “Interested Member” shall not include any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the Company; provided that such person shall be an Interested Member if thereafter such person acquires additional voting shares of the Company, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an Interested Member, the voting shares of the Company deemed to be outstanding shall include shares deemed to be owned by the person through application of (viii) of this subsection but shall not include any other unissued shares of such company which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(vi)	“Person” means any individual, company, partnership, unincorporated association or other entity.

(vii)	“Shares” means, with respect to any company, capital shares and, with respect to any other entity, any equity interest.

(viii)
“Voting shares” means, with respect to any company, shares of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a company, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference to a percentage of voting shares shall refer to such percentage of the votes of such voting shares.

(ix)	“Owner”, including the terms “own” and “owned”, when used with respect to any Shares, means a person that individually or with or through any of its Affiliates or Associates:

(A)	beneficially owns such Shares, directly or indirectly; or

(B)
has (1) the right to acquire such Shares (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the Owner of Shares tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered Shares are accepted for purchase or exchange; or (2) the right to vote such shares pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the Owner of any Shares because of such person’s right to vote such Shares if the agreement, arrangement or understanding to vote such shares arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(C)
has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (2) of subparagraph (B) of this paragraph), or disposing of such Shares with any other person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, such Shares.

Names, addresses and descriptions of subscribers

J. MCGOWAN-SMYTH
For and on behalf of
Fand Limited
Arthur Cox Building
Earlsfort Terrace

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   B-44

APPENDIX B

Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of
DIJR Nominees Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of
AC Administration Services Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of
Arthur Cox Nominees Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of
Arthur Cox Registrars Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of
Arthur Cox Trust Services Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2

J. MCGOWAN-SMYTH
For and on behalf of
Arthur Cox Trustees Limited
Arthur Cox Building
Earlsfort Terrace
Dublin 2
Solicitor

Dated 21 December 2012

Witness to the above signatures:
Name:        MAIREAD FOLEY
Address:        ARTHUR COX BUILDING
EARLSFORT TERRACE
DUBLIN 2
Occupation:    COMPANY SECRETARY

B-45  MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement

Table of Contents	APPENDIX B

Companies ~~Acts 1963 to 2012~~Act 2014

A PUBLIC COMPANY LIMITED BY SHARES

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

MALLINCKRODT PUBLIC LIMITED COMPANY

(as amended by Special Resolution passed on [ ] March 2017)

Arthur Cox
Arthur Cox Building
Earlsfort Terrace
Dublin

MALLINCKRODT PUBLIC LIMITED COMPANY – Proxy Statement   B-46

Annual General Meeting of Shareholders
Wednesday, March 1, 2017, 9:30 a.m., local time
Sofitel London Heathrow Hotel
Terminal 5, London Heathrow Airport
London TW6 2GD, United Kingdom
Important Notice Regarding the Internet Availability of Proxy Materials for the Annual General Meeting:
Notice and Proxy Statement, including resolutions; Annual Report on Form 10-K; and Irish Statutory Accounts, including related reports, are available at www.proxyvote.com.
These materials are also available in the Investor Relations section of our website at www.mallinckrodt.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL GENERAL MEETING OF SHAREHOLDERS
MARCH 1, 2017
The undersigned hereby appoint(s) Mark C. Trudeau, Michael Bryant-Hicks and Kenneth L. Wagner, or any of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all of the Ordinary Shares of Mallinckrodt plc that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:30 a.m., local time on Wednesday, March 1, 2017, at the Sofitel London Heathrow Hotel, Terminal 5, London Heathrow Airport, London TW6 2GD, United Kingdom, and any adjournment or postponement thereof, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the proxy statement and, in their discretion, upon any matter that may properly come before the meeting or any adjournment of the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments:
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

c/o Mallinckrodt plc Company Secretary 3 Lotus Park, The Causeway, Staines-Upon-Thames, Surrey TW18 3AG United Kingdom
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. U.S. Eastern Time on February 28, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. U.S. Eastern Time on February 28, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Mallinckrodt plc, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, or to Mallinckrodt plc, College Business & Technology Park, Cruiserath, Blanchardstown, Dublin 15, Ireland, in each case at least 48 hours before the meeting.

If you transmit your voting instructions by the Internet or by telephone, you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
MALLINCKRODT PLC
The Board of Directors recommends a vote FOR the nominees listed under Item 1.
Item 1 - Election of Directors

	For	Against	Abstain
NOMINEES:
1(a) Melvin D. Booth	☐	☐	☐
1(b) David R. Carlucci	☐	☐	☐
1(c) J. Martin Carroll	☐	☐	☐
1(d) Diane H. Gulyas	☐	☐	☐
1(e) JoAnn A. Reed	☐	☐	☐
1(f) Angus C. Russell	☐	☐	☐
1(g) Virgil D. Thompson	☐	☐	☐
1(h) Mark C. Trudeau	☐	☐	☐
1(i) Kneeland C. Youngblood, M.D.	☐	☐	☐
1(j) Joseph A. Zaccagnino	☐	☐	☐

The Board of Directors recommends a vote FOR Items 2 through 7

	For	Against	Abstain
Item 2 - Approve, in a non-binding vote, the re-appointment of the Independent Auditors and to authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration.	☐	☐	☐
Item 3 - Approve, in a non-binding advisory vote, the compensation of named executive officers.	☐	☐	☐
Item 4 - Authorize the Company and/or any subsidiary to make market purchases or overseas market purchases of Company shares.	☐	☐	☐
Item 5 - Authorize the price range at which the Company can re-allot shares it holds as treasury shares. (Special Resolution).	☐	☐	☐
Item 6(a) - Amend the Company's Memorandum of Association to make certain administrative amendments. (Special Resolution).	☐	☐	☐
Item 6(b) - Amend the Company's Articles of Association to make certain administrative amendments. (Special Resolution).	☐	☐	☐
Item 7 - Approve the reduction of Company capital. (Special Resolution).	☐	☐	☐

Please indicate if you plan to attend the meeting.	Yes ☐	No ☐
For address changes and/or comments, please check this box and write them on the back where indicated.  ☐
Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date